UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

             Investment Company Act file number_811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:_(650) 312-2000

Date of fiscal year end:_2/28

Date of reporting period: _02/28/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
February 28, 2015

Franklin Tax-Free Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Municipal Bond Market Overview	3
Investment Strategy and
Manager’s Discussion	4
Franklin Double
Tax-Free Income Fund	5
Franklin Federal Intermediate-Term
Tax-Free Income Fund	12
Franklin Federal Limited-Term
Tax-Free Income Fund	19
Franklin High Yield
Tax-Free Income Fund	25
Franklin Insured
Tax-Free Income Fund	32
Franklin Massachusetts
Tax-Free Income Fund	39
Franklin New Jersey
Tax-Free Income Fund	47
Financial Highlights and
Statements of Investments	55
Financial Statements	144
Notes to Financial Statements	154
Report of Independent Registered
Public Accounting Firm	169
Tax Information	170
Board Members and Officers	171
Shareholder Information	176

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Annual Report

Municipal Bond Market Overview

For the fiscal year ended February 28, 2015, municipal bond market performance remained strong as prices rose. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, generated a +6.49% total return for the period.1 In comparison, the Barclays U.S. Treasury Index posted a 12-month total return of +4.40%.1 During the same period, the Barclays 10-Year Municipal Bond Index delivered a +6.26% total return.1

October 2014 marked the end of the Federal Reserve Board’s (Fed’s) bond buying program, which began in 2009. In sharp contrast to 2013 when the Fed changed the extent of its bond buying program, the Fed was consistent with tapering and ending the program over the reporting period, which seemed to reduce financial market volatility. Confidence in an orderly tapering led investors to purchase municipal securities through municipal bond mutual funds. According to the Investment Company Institute, municipal bond fund flows were positive for 12 consecutive months as of February.

Data released during the period under review suggested that economic activity grew at a moderate pace. The unemployment rate declined from 6.7% in February 2014 to 5.5% in February 2015, while the consumer price index was unchanged over the same period.2 Of the Fed’s two mandates, facilitating maximum employment and controlling inflation, the Fed has been more concerned with the former, seeking to foster greater economic growth. As a result, the Fed kept its target rate at 0%-0.25% during the past 12 months.

On June 28, 2014, Puerto Rico Governor Alejandro Garcia Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, is not currently eligible to file for bankruptcy under chapter 9 of the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation

Debt Enforcement and Recovery Act was unconstitutional. As expected, Puerto Rico appealed the ruling on February 10, 2015. The ruling led to price volatility among several Puerto Rico municipal bond issues. Generally, prices rose for those agencies covered by the restructuring act and fell for those not covered by the law.

The ruling also prompted independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings to further lower Puerto Rico’s general obligation debt rating, which was already below investment grade. Correspondingly, ratings on several other Puerto Rico credits were cut. In an unrelated ratings action, Moody’s lowered the City of Chicago’s rating by one notch to Baa2. The rating agency cited budgetary pressures from the city’s underfunded public pensions as the largest reason for the downgrade. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception.

Franklin Templeton is a member of a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we generally sought to purchase bonds with good call features from 15 to 30 years in maturity for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4 | Annual Report

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Franklin Double Tax-Free Income Fund

We are pleased to bring you Franklin Double Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015. The Fund closed to all new investments (other than reinvestment of dividends or capital gains distributions) at the close of the market on August 1, 2012.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and state personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 The Fund focuses on municipal securities issued by U.S. territories such as Puerto Rico, Guam and the U.S. Virgin Islands, and currently invests primarily in Puerto Rico municipal securities.

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	6.28%
AA	8.21%
A	19.07%
BBB	27.96%
Below Investment Grade	38.04%
Not Rated	0.44%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $9.72 on February 28, 2014, to $9.88 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 52.50 cents per share for the same period.2 The

Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.62%, based on an annualization of the 3.97 cent per share February dividend and the maximum offering price of $10.32 on February 28, 2015. An investor in the 2015 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 8.16% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.61	4.22	4.68
April	4.61	4.22	4.68
May	4.61	4.22	4.68
June	4.61	4.17	4.68
July	4.61	4.17	4.68
August	4.46	4.02	4.53
September	4.36	3.91	4.44
October	4.36	3.91	4.44
November	4.26	3.81	4.34
December	4.07	3.60	4.15
January	3.97	3.50	4.05
February	3.97	3.50	4.05
Total	52.50	47.25	53.40

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 58.

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FRANKLIN DOUBLE TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities.

In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Tax-Supported	22.4%
Other Revenue	20.3%
Utilities	16.3%
Higher Education	11.4%
General Obligation	6.5%
Refunded	6.3%
Subject to Government Appropriations	5.5%
Transportation	5.4%
Hospital & Health Care	3.7%
Housing	2.2%

*Does not include short-term investments and other net assets.

Franklin Double Tax-Free Income Fund was the first mutual fund to offer both state and federal income tax exemptions in most states. We do this by focusing on investments in U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam. This can be particularly appealing to residents of states where income from their own municipal securities may be fully taxable.

The Fund held 38 different positions across 10 different sectors as of February 28, 2015. Issuers represented in the portfolio comprised Puerto Rico (63.0% of the Fund’s total long-term investments), Guam (28.5%) and the U.S. Virgin Islands (8.5%).

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

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FRANKLIN DOUBLE TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FPRTX)	$9.88	$9.72	+$	0.16
C (FPRIX)	$9.92	$9.77	+$	0.15
Advisor (FDBZX)	$9.89	$9.74	+$	0.15

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.5250
C	$0.4725
Advisor	$0.5340

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FRANKLIN DOUBLE TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.67%
1-Year	+	7.24%	+	2.70%	+	1.27%
5-Year	+	7.65%	+	0.61%	+	0.36%
10-Year	+	28.78%	+	2.12%	+	2.10%
C								1.23%
1-Year	+	6.53%	+	5.53%	+	4.25%
5-Year	+	4.60%	+	0.90%	+	0.68%
10-Year	+	21.79%	+	1.99%	+	1.99%
Advisor[5]								0.58%
1-Year	+	7.22%	+	7.22%	+	5.93%
5-Year	+	8.15%	+	1.58%	+	1.34%
10-Year	+	29.57%	+	2.62%	+	2.62%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		4.62%		8.16%		3.57%		6.31%
C		4.23%		7.47%		3.22%		5.69%
Advisor		4.91%		8.67%		3.83%		6.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN DOUBLE TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN DOUBLE TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund currently invests principally in Puerto Rico municipal bonds, it is subject to greater risk as those securities have been impacted by recent adverse economic and market changes. This along with adverse economic and regulatory changes in other U.S. territories may cause the Fund’s share price to decline. The Fund is classified as a nondiversified fund, because it may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+19.37% and +3.20%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/15.
7. Taxable equivalent distribution rate and yield assume the 2015 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

10 | Annual Report

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FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,031.80	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,020.98	$3.86
C
Actual	$1,000	$1,028.80	$6.69
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66
Advisor
Actual	$1,000	$1,031.30	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.77%; C: 1.33%; and Advisor:
0.68%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Federal Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	14.55%
AA	65.22%
A	16.34%
BBB	1.44%
Below Investment Grade	0.36%
Refunded	2.08%
Not Rated	0.01%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.21 on February 28, 2014, to $12.44 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 32.34 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.41%, based on an annualization of the 2.56 cent per share February dividend and the maximum offering price of $12.73 on February 28, 2015. An investor in the 2015 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 4.26% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	2.83	2.28	2.93
April	2.72	2.17	2.82
May	2.72	2.17	2.82
June	2.72	2.16	2.82
July	2.72	2.16	2.82
August	2.72	2.16	2.82
September	2.68	2.11	2.78
October	2.68	2.11	2.78
November	2.68	2.11	2.78
December	2.68	2.10	2.79
January	2.63	2.05	2.74
February	2.56	1.98	2.67
Total	32.34	25.56	33.57

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 63.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities.

In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
General Obligation	22.8%
Utilities	21.3%
Transportation	15.7%
Subject to Government Appropriations	15.0%
Tax-Supported	8.8%
Hospital & Health Care	6.1%
Other Revenue	4.7%
Higher Education	2.9%
Refunded	2.7%
Housing	0.0%**

The Fund also held various Detroit general obligation bonds during the reporting period. In light of the fact that the bonds are included in the City’s plan of adjustment under Chapter 9 bankruptcy, it is important to note that the Detroit general obligation bonds held in the Fund are insured or are backed by Michigan State Distributable Aid revenues. Municipal bond insurance guarantees the timely payment of principal and interest of the insured bond. The City of Detroit officially emerged from bankruptcy on December 10, 2014. During the period, we held insured bonds that were impaired by the bankruptcy, but because they were insured, the Fund was paid in full and we have since sold them. None of the bonds held by the Fund at period-end were impaired by the bankruptcy.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

*Does not include short-term investments and other net assets.

**Rounds to less than 0.1%.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FKITX)	$12.44	$12.21	+$	0.23
C (FCITX)	$12.47	$12.24	+$	0.23
Advisor (FITZX)	$12.47	$12.24	+$	0.23

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.3234
C	$0.2556
Advisor	$0.3357

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.65%
1-Year	+	4.58%	+	2.24%	+	2.78%
5-Year	+	24.48%	+	4.00%	+	4.20%
10-Year	+	51.15%	+	3.98%	+	4.11%
C								1.20%
1-Year	+	4.00%	+	3.00%	+	3.57%
5-Year	+	21.15%	+	3.91%	+	4.10%
10-Year	+	43.05%	+	3.65%	+	3.77%
Advisor[5]								0.55%
1-Year	+	4.67%	+	4.67%	+	5.16%
5-Year	+	25.25%	+	4.61%	+	4.78%
10-Year	+	52.38%	+	4.30%	+	4.42%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		2.41%		4.26%		0.88%		1.55%
C		1.91%		3.37%		0.39%		0.69%
Advisor		2.57%		4.54%		1.01%		1.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly |in an index.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+44.27% and +6.05%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the 2015 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-
weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,015.30	$3.50
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51
C
Actual	$1,000	$1,012.50	$6.24
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26
Advisor
Actual	$1,000	$1,015.80	$3.00

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.70%; C: 1.25%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Federal Limited-Term Tax-Free Income Fund

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	21.08%
AA	49.53%
A	22.13%
BBB	2.00%
Below Investment Grade	0.92%
Refunded	4.34%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.51 on February 28, 2014, to $10.47 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 10.31 cents per share for the same period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 0.83%, based on an annualization of the 0.74 cent per share February dividend and the maximum offering price of $10.71 on February 28, 2015. An investor in the 2015 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 1.47% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Advisor Class shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Advisor Class
March	0.81	0.94
April	0.81	0.94
May	0.91	1.04
June	0.91	1.04
July	0.91	1.04
August	0.91	1.04
September	0.91	1.04
October	0.88	1.01
November	0.84	0.97
December	0.84	0.97
January	0.84	0.97
February	0.74	0.87
Total	10.31	11.87

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 82.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to insulate investors against bond market volatility. As a result of our strategy, we believe the Fund was positioned to be less sensitive to changes in short-term interest rates, and to preserve capital and produce tax-free income.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
General Obligation	30.9%
Transportation	13.4%
Utilities	13.1%
Refunded	10.0%
Subject to Government Appropriations	9.1%
Higher Education	7.6%
Other Revenue	6.6%
Tax-Supported	4.7%
Hospital & Health Care	3.2%
Housing	0.9%
Corporate-Backed	0.5%

*Does not include short-term investments and other net assets.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FFTFX)	$10.47	$10.51	-$	0.04
Advisor (FTFZX)	$10.46	$10.50	-$	0.04

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.1031
Advisor	$0.1187

Performance1

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual	Total Annual	Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]		Total Return (3/31/15)[4]	(with waiver)	(without waiver)
A							0.63%	0.69%
1-Year	+	0.60%		-1.64%		-1.38%
5-Year	+	9.43%	+	1.35%	+	1.46%
10-Year	+	29.61%	+	2.39%	+	2.42%
Advisor[6]							0.48%	0.54%
1-Year	+	0.75%	+	0.75%	+	0.94%
5-Year	+	9.98%	+	1.92%	+	2.03%
10-Year	+	30.26%	+	2.68%	+	2.70%

					Taxable Equivalent
			30-Day Standardized Yield[9]		30-Day Standardized Yield[8]
	Distribution	Taxable Equivalent
Share Class	Rate[7]	Distribution Rate[8]	(with waiver)	(without waiver)	(with waiver)	(without waiver)
A	0.83%	1.47%	0.22%	0.14%	0.39%	0.25%
Advisor	1.00%	1.77%	0.36%	0.28%	0.64%	0.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 6/30/15. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.68%
and +2.06%.
7. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/15.
8. Taxable equivalent distribution rate and yield assume the 2015 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-
weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,001.00	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
Advisor
Actual	$1,000	$1,001.70	$2.38
Hypothetical (5% return before expenses)	$1,000	$1,022.41	$2.41

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, annualized for each class (A: 0.63% and Advisor: 0.48%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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franklintempleton.com

Franklin High Yield Tax-Free Income Fund

We are pleased to bring you Franklin High Yield Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	5.14%
AA	27.18%
A	25.70%
BBB	19.93%
Below Investment Grade	12.53%
Refunded	2.04%
Not Rated	7.48%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.15 on February 28, 2014, to $10.68 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 46.58 cents per share for the same period.2 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.03%, based on an annualization of the 3.74 cent per share February dividend and the maximum offering price of $11.15 on February 28, 2015. An investor in the 2015 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.19	3.73	4.27
April	4.19	3.73	4.27
May	4.19	3.73	4.27
June	3.89	3.42	3.97
July	3.89	3.42	3.97
August	3.79	3.32	3.87
September	3.74	3.23	3.83
October	3.74	3.23	3.83
November	3.74	3.23	3.83
December	3.74	3.22	3.83
January	3.74	3.22	3.83
February	3.74	3.22	3.83
Total	46.58	40.70	47.60

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable.
Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 95.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities.

In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Utilities	20.5%
Transportation	17.5%
Hospital & Health Care	16.6%
Tax-Supported	9.4%
General Obligation	9.2%
Refunded	7.7%
Subject to Government Appropriations	6.2%
Corporate-Backed	5.1%
Other Revenue	4.5%
Higher Education	2.2%
Housing	1.1%

*Does not include short-term investments and other net assets.

The Fund continued to seek high, current, tax-free income for its shareholders during the reporting period. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRHIX)	$10.68	$10.15	+$	0.53
C (FHYIX)	$10.86	$10.31	+$	0.55
Advisor (FHYVX)	$10.72	$10.18	+$	0.54

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4658
C	$0.4070
Advisor	$0.4760

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.63%
1-Year	+	9.99%	+	5.32%	+	5.16%
5-Year	+	35.14%	+	5.30%	+	5.29%
10-Year	+	62.72%	+	4.53%	+	4.58%
C								1.18%
1-Year	+	9.43%	+	8.43%	+	8.25%
5-Year	+	31.51%	+	5.63%	+	5.60%
10-Year	+	54.17%	+	4.42%	+	4.47%
Advisor[5]								0.53%
1-Year	+	10.16%	+	10.16%	+	9.99%
5-Year	+	35.80%	+	6.31%	+	6.30%
10-Year	+	64.20%	+	5.08%	+	5.14%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		4.03%		7.12%		2.53%		4.47%
C		3.56%		6.29%		2.13%		3.76%
Advisor		4.29%		7.58%		2.73%		4.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the
Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hos-
pitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/3/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +57.85%
and +5.11%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the 2015 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,035.80	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
C
Actual	$1,000	$1,032.30	$6.00
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor
Actual	$1,000	$1,036.20	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor:
0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Insured Tax-Free Income Fund

We are pleased to bring you Franklin Insured Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015. The Fund closed to all new investments (other than reinvestment of dividends or capital gains distributions) at the close of the market on March 1, 2013.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund invests predominantly in insured municipal securities.2

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	0.92%
AA	84.17%
A	6.39%
BBB	1.57%
Refunded	5.13%
Not Rated	1.82%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.02 on February 28, 2014, to $12.58 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 49.32 cents per share for the same period.3 The Performance Summary beginning on page 34 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.61%, based on an annualization of the 3.95 cent per share February dividend and the maximum offering price of $13.14 on February 28, 2015. An investor in the 2015 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.12	3.55	4.21
April	4.12	3.55	4.21
May	4.17	3.60	4.26
June	4.17	3.60	4.26
July	4.17	3.60	4.26
August	4.17	3.60	4.26
September	4.20	3.62	4.30
October	4.15	3.57	4.25
November	4.05	3.47	4.15
December	4.05	3.45	4.15
January	4.00	3.40	4.10
February	3.95	3.35	4.05
Total	49.32	42.36	50.46

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value. 3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 121.

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FRANKLIN INSURED TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities.

In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. Puerto Rico bonds held in the Fund are insured by Assured Guaranty Municipal, which is rated AA by S&P and A2 by Moody’s.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Hospital & Health Care	18.2%
Utilities	16.3%
Subject to Government Appropriations	15.6%
Transportation	14.0%
General Obligation	13.8%
Higher Education	7.1%
Refunded	5.9%
Tax-Supported	4.5%
Other Revenue	4.1%
Housing	0.5%

*Does not include short-term investments and other net assets.

During the reporting period, the Fund also held various Detroit general obligation and Department of Water and Sewer bonds. In light of the fact that both types of bonds are at least partially included in the City’s plan of adjustment under Chapter 9 bankruptcy, it is important to note that all the Detroit general obligation bonds and Department of Water and Sewer bonds held in the Fund are insured. Municipal bond insurance guarantees the timely payment of principal and interest of the insured bond. The City of Detroit officially emerged from bankruptcy on December 10, 2014. During the period, we held insured bonds that were impaired by the bankruptcy, but because they were insured, the Fund was paid in full and we have since sold them. None of the bonds held by the Fund at period-end were impaired by the bankruptcy.

Since the 2008 financial crisis, insurance penetration in the municipal bond market has greatly decreased, with fewer qualified bond insurers (rated BBB or better) offering insurance on new issues of municipal securities. These circumstances led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers, thereby concentrating the insurance company credit risk with respect to securities in the Fund’s portfolio among fewer municipal bond insurers. Accordingly, effective at the close of the market on March 1, 2013, the Fund was closed to all new investments (other than reinvestment of dividends or capital gains distributions).

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INSURED TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FTFIX)	$12.58	$12.02	+$	0.56
C (FRITX)	$12.76	$12.18	+$	0.58
Advisor (FINZX)	$12.58	$12.01	+$	0.57

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4932
C	$0.4236
Advisor	$0.5046

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FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.61%
1-Year	+	8.91%	+	4.31%	+	4.03%
5-Year	+	29.26%	+	4.35%	+	4.37%
10-Year	+	54.22%	+	3.98%	+	4.06%
C								1.16%
1-Year	+	8.36%	+	7.36%	+	7.06%
5-Year	+	25.85%	+	4.70%	+	4.72%
10-Year	+	46.22%	+	3.87%	+	3.95%
Advisor[5]								0.51%
1-Year	+	9.10%	+	9.10%	+	8.80%
5-Year	+	29.90%	+	5.37%	+	5.39%
10-Year	+	55.23%	+	4.50%	+	4.58%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.61%		6.38%		1.46%		2.58%
C		3.15%		5.57%		1.02%		1.80%
Advisor		3.86%		6.82%		1.62%		2.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN INSURED TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.51%
and +5.24%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the 2015 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INSURED TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,037.00	$3.08
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06
C
Actual	$1,000	$1,034.40	$5.90
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86
Advisor
Actual	$1,000	$1,037.50	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.22	$2.61

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Massachusetts Tax-Free Income Fund

We are pleased to bring you Franklin Massachusetts Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	5.88%
AA	77.60%
A	14.10%
Refunded	2.42%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.42 on February 28, 2014, to $11.93 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 42.38 cents per share for the same period.2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.22%, based on an annualization of the 3.34 cent per share February dividend and the maximum offering price of $12.46 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Massachusetts personal income tax bracket of 46.54% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.02% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.59	3.06	3.69
April	3.59	3.06	3.69
May	3.66	3.13	3.76
June	3.66	3.13	3.75
July	3.66	3.13	3.75
August	3.58	3.05	3.67
September	3.46	2.91	3.56
October	3.46	2.91	3.56
November	3.46	2.91	3.56
December	3.46	2.89	3.55
January	3.46	2.89	3.55
February	3.34	2.77	3.43
Total	42.38	35.84	43.52

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 134.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Commonwealth Update

During the 12 months under review, Massachusetts experienced relatively steady economic growth that outpaced the nation’s. With its labor market performing well, the commonwealth continued to enjoy high per-capita personal income levels and a solid income growth rate. For the reporting period, Massachusetts gained jobs in most sectors, led by professional and business services, government, and education and health services. This positive employment trend led the commonwealth’s unemployment rate to decline from 6.5% in February 2014 to 4.9% at period-end, which was lower than the 5.5% national rate.3

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Higher Education	25.9%
Transportation	13.1%
Tax-Supported	12.3%
Hospital & Health Care	11.0%
Other Revenue	10.5%
Housing	10.0%
General Obligation	8.7%
Utilities	5.2%
Refunded	3.3%

*Does not include short-term investments and other net assets.

The commonwealth has a generally structurally balanced budget with good reserves, according to independent credit rating agency Standard & Poor’s (S&P). Massachusetts ended its fiscal year 2014 on June 30 with higher-than-projected revenues as higher tax settlements and bonus payments offset lower income tax payments. Although the budget stability fund (BSF) at fiscal year-end 2014 decreased from the prior fiscal year, the reduction was less than budgeted. The enacted fiscal year 2015 budget included spending increases in education and transportation. It also continued to expand Medicaid under the Affordable Care Act, although the commonwealth expected federal funds and cost-control measures to offset expansion costs. The commonwealth’s mid-fiscal year updated budget projection identified a potential gap resulting from lower-than-expected revenues, which the governor proposed to bridge largely through spending cuts.

Massachusetts’s debt levels ranked among the nation’s highest, with net tax-supported debt at 9.0% of personal income and $4,999 per capita, compared with the 2.6% and $1,054 national medians.4 In issuing a rating of AA+ and a stable outlook on Massachusetts’s general obligation bonds, S&P cited the commonwealth’s strong budget performance, including a focus on structural solutions to maintain budget balance; ongoing progress in improving financial, debt and budget management; and healthy BSF balance.5 Furthermore, S&P cited the commonwealth’s diverse economy, high wealth and income levels, and active management of postretirement liabilities. However, S&P viewed the commonwealth’s high debt level and large unfunded pension and other postemployment liabilities as mitigating considerations. The stable outlook reflected S&P’s expectation that Massachusetts would continue to proactively manage and improve the structural alignment of its budget.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We eliminated the Fund’s small exposure to Puerto Rico during the 12 months under review.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FMISX)	$11.93	$11.42	+$	0.51
C (FMAIX)	$12.06	$11.53	+$	0.53
Advisor (N/A)	$11.93	$11.41	+$	0.52

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4238
C	$0.3584
Advisor	$0.4352

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.66%
1-Year	+	8.28%	+	3.65%	+	3.45%
5-Year	+	24.27%	+	3.55%	+	3.58%
10-Year	+	48.59%	+	3.59%	+	3.66%
C								1.21%
1-Year	+	7.79%	+	6.79%	+	6.46%
5-Year	+	20.95%	+	3.88%	+	3.89%
10-Year	+	40.76%	+	3.48%	+	3.54%
Advisor[5]								0.56%
1-Year	+	8.48%	+	8.48%	+	8.16%
5-Year	+	24.89%	+	4.55%	+	4.58%
10-Year	+	49.42%	+	4.10%	+	4.17%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.22%		6.02%		1.45%		2.71%
C		2.76%		5.16%		1.01%		1.89%
Advisor		3.45%		6.45%		1.62%		3.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.50%
and +5.37%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Massachusetts personal income tax rate of 46.54%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,026.00	$3.37
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
C
Actual	$1,000	$1,022.90	$6.12
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor
Actual	$1,000	$1,026.50	$2.86
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied 181/365 to reflect the one-half year period.

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Franklin New Jersey Tax-Free Income Fund

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	7.13%
AA	42.75%
A	37.46%
BBB	3.92%
Below Investment Grade	4.55%
Refunded	4.19%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.76 on February 28, 2014, to $11.95 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 47.67 cents per share for the same period.2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.76%, based on an annualization of the 3.91 cent per share February dividend and the maximum offering price of $12.48 on February 28, 2015. An investor in the 2015 maximum combined effective federal and New Jersey personal income tax bracket of 48.82% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.35% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.06	3.54	4.16
April	4.06	3.54	4.16
May	4.06	3.54	4.16
June	4.09	3.55	4.19
July	4.09	3.55	4.19
August	3.99	3.45	4.09
September	3.92	3.36	4.02
October	3.86	3.30	3.96
November	3.86	3.30	3.96
December	3.86	3.28	3.96
January	3.91	3.33	4.01
February	3.91	3.33	4.01
Total	47.67	41.07	48.87

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 139.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

State Update

New Jersey’s broad, diverse economy grew at a slower pace than the nation’s during the 12 months under review, as the state’s housing market and employment growth remained relatively weak. The state gained jobs for the 12-month period, driven by its largest employment sectors — trade, transportation and utilities; and education and health services — which helped offset losses in some other sectors. New Jersey’s unemployment rate declined from 7.0% in February 2014 to 6.4% at period-end, which was higher than the 5.5% national average.3 Internet retailer Amazon’s development of two distribution centers in the state, combined with several large public and private construction projects, would create new employment opportunities that could mitigate the negative effects of four Atlantic City casinos’ closures and Merck & Co.’s workforce reduction. Despite recent challenges, New Jersey maintained high per-capita state product and wealth levels.

The state experienced a larger-than-expected fiscal year 2014 revenue shortfall that, combined with other revenue and spending adjustments, created a significant fiscal year 2015 budget gap. To help bridge the gap, the governor severely reduced the state’s pension contribution, which a state court later overturned in February. The governor also vetoed the legislature’s approved personal and business tax increases. Additionally, the enacted budget closed certain tax loopholes and used other nonrecurring measures such as pension payment deferrals, debt restructurings and legal settlements to increase revenues. The budget’s small projected surplus, according to independent credit rating agency Standard & Poor’s (S&P), limits the state’s flexibility to deal with future revenue shortfalls or increase expenditures.

New Jersey’s debt levels remained among the nation’s highest, with net tax-supported debt at 7.3% of personal income and $3,989 per capita, compared with the 2.6% and $1,054 national medians.4 During the 12-month period, S&P, Moody’s Investors Service and Fitch Ratings downgraded their AA-/Aa3 ratings on the state’s general obligation debt.5 Reasons cited for the downgrades included the state’s ongoing structurally imbalanced budgets; large, growing pension costs and other postemployment benefit obligations; and weakened financial position. After lowering its rating on New Jersey’s general obligation debt twice during the period, in February, S&P maintained its A rating and stable outlook on the state’s general obligation debt, citing the same concerns for the earlier downgrade.5 Conversely, S&P cited the state’s diverse economy and high wealth and income levels as credit strengths. The outlook reflected S&P’s expectation that New Jersey would fulfill its debt obligations despite a likelihood of continued structurally imbalanced budgets.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Higher Education	20.0%
Transportation	19.1%
Hospital & Health Care	15.9%
Subject to Government Appropriations	15.6%
Refunded	9.0%
Other Revenue	6.7%
Utilities	5.7%
Tax-Supported	4.9%
Housing	2.3%
General Obligation	0.8%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s and Fitch downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. These do not indicate ratings of the Fund.

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further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRNJX)	$11.95	$11.76	+$	0.19
C (FNIIX)	$12.09	$11.89	+$	0.20
Advisor (FNJZX)	$11.96	$11.77	+$	0.19

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4767
C	$0.4107
Advisor	$0.4887

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.63%
1-Year	+	5.75%	+	1.28%	+	1.08%
5-Year	+	21.95%	+	3.15%	+	3.10%
10-Year	+	48.70%	+	3.60%	+	3.64%
C								1.18%
1-Year	+	5.20%	+	4.20%	+	4.01%
5-Year	+	18.59%	+	3.47%	+	3.42%
10-Year	+	40.80%	+	3.48%	+	3.52%
Advisor[5]								0.53%
1-Year	+	5.86%	+	5.86%	+	5.76%
5-Year	+	22.65%	+	4.17%	+	4.11%
10-Year	+	49.79%	+	4.12%	+	4.17%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.76%		7.35%		1.86%		3.63%
C		3.31%		6.47%		1.44%		2.81%
Advisor		4.02%		7.85%		2.03%		3.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.36%
and +4.53%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and New Jersey personal income tax rate of 48.82%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,017.10	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
C
Actual	$1,000	$1,014.80	$5.94
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor
Actual	$1,000	$1,018.40	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Double Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.72	$12.15	$12.31	$11.12	$11.56
Income from investment operations[b]:
Net investment income[c]	0.51	0.52	0.49	0.52	0.52
Net realized and unrealized gains (losses)	0.18	(2.44)	(0.18)	1.20	(0.44)
Total from investment operations	0.69	(1.92)	0.31	1.72	0.08
Less distributions from net investment income	(0.53)	(0.51)	(0.47)	(0.53)	(0.52)
Net asset value, end of year	$9.88	$9.72	$12.15	$12.31	$11.12

Total return[d]	7.24%	(16.00)%	2.58%	15.85%	0.56%

Ratios to average net assets
Expenses	0.76%	0.67%	0.66%	0.67%	0.67%
Net investment income	5.17%	4.77%	3.96%	4.49%	4.42%

Supplemental data
Net assets, end of year (000’s)	$196,846	$282,254	$601,374	$643,529	$523,391
Portfolio turnover rate	0.42%	9.95%	12.60%	6.73%	12.85%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 55

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Double Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.77	$12.20	$12.37	$11.17	$11.61
Income from investment operations[b]:
Net investment income[c]	0.45	0.46	0.42	0.46	0.45
Net realized and unrealized gains (losses)	0.17	(2.44)	(0.19)	1.21	(0.44)
Total from investment operations	0.62	(1.98)	0.23	1.67	0.01
Less distributions from net investment income	(0.47)	(0.45)	(0.40)	(0.47)	(0.45)
Net asset value, end of year	$9.92	$9.77	$12.20	$12.37	$11.17

Total return[d]	6.53%	(16.40)%	1.91%	15.26%	(0.01)%

Ratios to average net assets
Expenses	1.32%	1.23%	1.21%	1.22%	1.22%
Net investment income	4.61%	4.21%	3.41%	3.94%	3.87%

Supplemental data
Net assets, end of year (000’s)	$37,311	$51,180	$116,050	$116,229	$95,163
Portfolio turnover rate	0.42%	9.95%	12.60%	6.73%	12.85%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Double Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.74	$12.17	$12.33	$11.13	$11.57
Income from investment operations[b]:
Net investment income[c]	0.51	0.53	0.50	0.54	0.53
Net realized and unrealized gains (losses)	0.17	(2.44)	(0.17)	1.20	(0.44)
Total from investment operations	0.68	(1.91)	0.33	1.74	0.09
Less distributions from net investment income	(0.53)	(0.52)	(0.49)	(0.54)	(0.53)
Net asset value, end of year	$9.89	$9.74	$12.17	$12.33	$11.13

Total return	7.22%	(15.90)%	2.68%	16.04%	0.67%

Ratios to average net assets
Expenses	0.67%	0.58%	0.56%	0.57%	0.57%
Net investment income	5.26%	4.86%	4.06%	4.59%	4.52%

Supplemental data
Net assets, end of year (000’s)	$5,341	$5,355	$14,637	$13,766	$4,104
Portfolio turnover rate	0.42%	9.95%	12.60%	6.73%	12.85%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Double Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 84.3%
U.S. Territories 84.3%
Guam 24.0%
Guam Education Financing Foundation COP, 5.00%, 10/01/23	$2,500,000	$2,596,275
Guam Government Business Privilege Tax Revenue, Series A,
5.25%, 1/01/36	5,000,000	5,645,000
5.125%, 1/01/42	5,000,000	5,572,750
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40	10,380,000	12,636,508
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.625%, 12/01/29	3,850,000	4,359,779
5.75%, 12/01/34	8,430,000	9,550,684
Guam International Airport Authority Revenue, General, Refunding, Series B, AGMC Insured,
5.50%, 10/01/33	2,000,000	2,329,480
5.75%, 10/01/43	3,000,000	3,567,180
Guam Power Authority Revenue, Refunding, Series A, 5.50%, 10/01/40	10,000,000	11,226,800
		57,484,456
Puerto Rico 53.1%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.50%, 5/15/39	5,000,000	5,011,250
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 6.00%, 7/01/40	3,000,000	2,118,810
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	11,850,000	12,677,367
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series B, 5.00%,
7/01/37	6,220,000	3,889,366
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	10,000,000	9,444,800
Puerto Rico Electric Power Authority Power Revenue, Series XX,
5.75%, 7/01/36	15,000,000	8,740,200
5.25%, 7/01/40	12,750,000	7,267,627
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
Refunding, 5.125%, 12/01/27	4,250,000	4,541,423
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Educational Facilities Revenue, University Plaza Project, Series A, NATL Insured, 5.00%,
7/01/33	5,975,000	5,939,150
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue,
Guaynabo Municipal Government Center Project, 5.625%, 7/01/15	900,000	886,779
Guaynabo Warehouse for Emergencies Project, Series A, 5.15%, 7/01/19	700,000	603,197
Guaynabo Warehouse for Emergencies Project, Series A, 5.20%, 7/01/24	4,120,000	3,094,491
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue,
Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21	1,410,000	1,385,974
Ana G. Mendez University System Project, Refunding, 5.00%, 4/01/27	4,000,000	3,576,360
Ana G. Mendez University System Project, Refunding, 5.125%, 4/01/32	2,000,000	1,716,620
Ana G. Mendez University System Project, Refunding, 5.375%, 4/01/42	3,005,000	2,418,304
Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,970,000	5,725,349
Hospital Auxilio Mutuo Obligated Group, Refunding, Series A, 6.00%, 7/01/33	7,050,000	7,487,100
Inter American University of Puerto Rico Project, NATL Insured, 4.375%, 10/01/25	1,000,000	995,370
Inter American University of Puerto Rico Project, NATL Insured, 4.50%, 10/01/29	3,750,000	3,737,963
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	8,000,000	5,055,200

58 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Double Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
Series M, 6.25%, 7/01/21	$5,000,000	$3,793,450
Series P, 6.50%, 7/01/30	5,000,000	3,570,750
Series P, 6.75%, 7/01/36	5,000,000	3,562,600
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter, 8/01/33	7,000,000	3,689,980
first subordinate, Series A, 6.50%, 8/01/44	17,850,000	13,050,670
University of Puerto Rico Revenue, University System, Refunding, Series P, 5.00%, 6/01/24	5,500,000	3,149,465
		127,129,615
U.S. Virgin Islands 7.2%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note,
Cruzan Project, Series A, 6.00%, 10/01/39	7,250,000	8,189,672
Diageo Project, Series A, 6.75%, 10/01/37	7,700,000	8,979,355
		17,169,027
Total Municipal Bonds (Cost $220,928,922) 84.3%		201,783,098
Other Assets, less Liabilities 15.7%		37,714,545
Net Assets 100.0%		$239,497,643

See Abbreviations on page 168.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	59

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.21	$12.59	$12.39	$11.43	$11.59
Income from investment operations[b]:
Net investment income[c]	0.32	0.34	0.34	0.38	0.40
Net realized and unrealized gains (losses)	0.23	(0.38)	0.19	0.97	(0.15)
Total from investment operations	0.55	(0.04)	0.53	1.35	0.25
Less distributions from net investment income	(0.32)	(0.34)	(0.33)	(0.39)	(0.41)
Net asset value, end of year	$12.44	$12.21	$12.59	$12.39	$11.43

Total return[d]	4.58%	(0.29)%	4.35%	12.02%	2.12%

Ratios to average net assets
Expenses	0.68%	0.65%	0.65%	0.66%	0.66%
Net investment income	2.59%	2.81%	2.71%	3.23%	3.45%

Supplemental data
Net assets, end of year (000’s)	$1,828,050	$1,747,118	$2,252,973	$1,832,750	$1,492,832
Portfolio turnover rate	4.10%	9.30%	1.81%	6.01%	10.11%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

60 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.24	$12.62	$12.42	$11.46	$11.61
Income from investment operations[b]:
Net investment income[c]	0.25	0.27	0.27	0.32	0.34
Net realized and unrealized gains (losses)	0.24	(0.38)	0.19	0.97	(0.15)
Total from investment operations	0.49	(0.11)	0.46	1.29	0.19
Less distributions from net investment income	(0.26)	(0.27)	(0.26)	(0.33)	(0.34)
Net asset value, end of year	$12.47	$12.24	$12.62	$12.42	$11.46

Total return[d]	4.00%	(0.83)%	3.77%	11.38%	1.63%

Ratios to average net assets
Expenses	1.23%	1.20%	1.20%	1.21%	1.21%
Net investment income	2.04%	2.26%	2.16%	2.68%	2.90%

Supplemental data
Net assets, end of year (000’s)	$456,698	$453,176	$548,013	$445,913	$357,180
Portfolio turnover rate	4.10%	9.30%	1.81%	6.01%	10.11%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 61

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.24	$12.61	$12.41	$11.45	$11.60
Income from investment operations[b]:
Net investment income[c]	0.33	0.36	0.35	0.40	0.41
Net realized and unrealized gains (losses)	0.24	(0.38)	0.20	0.96	(0.14)
Total from investment operations	0.57	(0.02)	0.55	1.36	0.27
Less distributions from net investment income	(0.34)	(0.35)	(0.35)	(0.40)	(0.42)
Net asset value, end of year	$12.47	$12.24	$12.61	$12.41	$11.45

Total return	4.67%	(0.11)%	4.45%	12.10%	2.30%

Ratios to average net assets
Expenses	0.58%	0.55%	0.55%	0.56%	0.56%
Net investment income	2.69%	2.91%	2.81%	3.33%	3.55%

Supplemental data
Net assets, end of year (000’s)	$2,285,627	$1,798,459	$1,146,322	$792,857	$435,837
Portfolio turnover rate	4.10%	9.30%	1.81%	6.01%	10.11%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

62 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Federal Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 92.5%
Alabama 2.4%
Alabama State Public School and College Authority Revenue, Capital Improvement, Refunding,
Series A, 5.00%, 5/01/19	$7,750,000	$8,947,761
Series B, 5.00%, 1/01/27	25,000,000	30,169,000
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A,
Assured Guaranty, 5.00%,
8/01/20	3,535,000	4,066,204
8/01/21	3,535,000	4,113,432
8/01/22	3,535,000	4,095,651
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	10,000,000	10,994,900
Series B, 5.50%, 9/01/33	13,500,000	14,955,840
Huntsville Health Care Authority Revenue, Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/17	2,900,000	2,933,814
Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%, 4/01/17	2,195,000	2,195,417
Jefferson County Revenue, Limited Obligation School wts., Series A, 5.25%, 1/01/16	2,000,000	2,027,560
Shelby County Board of Education Revenue, Capital Outlay School wts., 5.00%,
2/01/22	5,250,000	6,104,385
2/01/23	5,520,000	6,405,022
2/01/24	5,055,000	5,868,501
2/01/25	5,920,000	6,872,706
		109,750,193
Alaska 0.1%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project,
Assured Guaranty, 5.00%, 9/01/19	3,650,000	4,201,187
Arizona 5.3%
Arizona Health Facilities Authority Revenue, Banner Health,
Series A, 5.00%, 1/01/22	8,000,000	8,610,480
Series D, 5.50%, 1/01/22	5,000,000	5,598,300
Series D, 5.00%, 1/01/23	5,000,000	5,511,400
Arizona School Facilities Board COP,
5.25%, 9/01/19	10,000,000	11,391,900
Refunding, Series A-3, Assured Guaranty, 5.00%, 9/01/19	16,185,000	18,667,132
Arizona State Board of Regents Arizona State University System Revenue, Series C, 5.75%,
7/01/20	500,000	575,340
7/01/21	500,000	575,165
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	6,570,103
Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	11,522,700
Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	46,733,129
Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	17,132,837
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding,
Series A, 5.00%, 2/01/27	6,000,000	6,751,500
Arizona State Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/29	10,920,000	13,037,497
Subordinated, Refunding, Series A, 5.00%, 7/01/24	5,000,000	5,955,650
Subordinated, Refunding, Series A, 5.00%, 7/01/25	5,000,000	5,949,050
Arizona Water Infrastructure Finance Authority Water Quality Revenue, Refunding, Series A, 5.00%,
10/01/26	15,000,000	18,520,650
Glendale IDA Hospital Revenue, John C. Lincoln Health Network, Series B, Pre-Refunded, 5.00%,
12/01/18	5,605,000	5,802,576
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/18	2,000,000	2,007,260

franklintempleton.com	Annual Report | 63

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Airport Revenue, junior lien, Series A, 5.00%,
7/01/19	$1,900,000	$2,194,690
7/01/20	1,300,000	1,528,358
7/01/21	4,200,000	4,879,434
Pima County Regional Transportation Excise Tax Revenue, Pima County Regional Transportation
Fund, 5.00%,
6/01/24	3,385,000	4,135,692
6/01/26	7,180,000	8,603,794
Pima County Sewer System Revenue,
Series A, AGMC Insured, 5.00%, 7/01/24	2,250,000	2,706,030
Series B, 5.00%, 7/01/24	6,030,000	7,127,098
Series B, 5.00%, 7/01/25	4,500,000	5,315,805
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%, 9/01/21	4,000,000	4,490,480
[a]Scottsdale Municipal Property Corp. Excise Tax Revenue, Refunding, 5.00%,
7/01/26	2,580,000	3,200,825
7/01/27	2,000,000	2,458,600
7/01/28	3,325,000	4,050,149
University Medical Center Corp. Hospital Revenue, Tucson, 6.00%, 7/01/24	2,000,000	2,307,380
		243,911,004
Arkansas 0.2%
Arkansas State Development Finance Authority Revenue, State Agencies Facilities, Arkansas
Department of Correction Project, Series B, AGMC Insured, Pre-Refunded, 5.00%,
11/01/17	1,955,000	2,017,091
11/01/19	1,065,000	1,098,824
Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23	5,000,000	6,032,700
		9,148,615
California 8.7%
California State GO,
Refunding, 5.00%, 8/01/21	20,000,000	21,627,200
Refunding, 5.25%, 9/01/25	15,000,000	18,045,150
Refunding, 5.00%, 10/01/25	15,000,000	18,005,550
Various Purpose, 5.50%, 4/01/21	20,000,000	23,602,400
Various Purpose, 5.25%, 10/01/23	25,050,000	30,681,741
Various Purpose, 5.25%, 10/01/24	9,780,000	11,863,238
Various Purpose, 5.25%, 10/01/25	5,000,000	6,027,200
Various Purpose, XLCA Insured, 5.00%, 11/01/22	4,805,000	5,344,121
California State Health Facilities Financing Authority Revenue,
Catholic Healthcare West, Series L, Pre-Refunded, 5.125%, 7/01/22	5,275,000	5,359,875
Providence Health and Services, Series C, 6.00%, 10/01/18	500,000	585,075
Scripps Health, Series A, 5.00%, 10/01/21	5,000,000	5,679,850
Sutter Health, Refunding, Series B, 5.00%, 8/15/22	4,000,000	4,697,600
Sutter Health, Refunding, Series B, 5.25%, 8/15/23	13,000,000	15,376,270
California State Public Works Board Lease Revenue, Various Capital Projects,
Series A, 5.00%, 10/01/20	2,000,000	2,353,100
Series A, 5.25%, 10/01/22	3,300,000	4,014,351
Series A, 5.25%, 10/01/23	5,365,000	6,500,395
Series A, 5.25%, 10/01/24	3,000,000	3,616,320
Series A, 5.25%, 10/01/25	3,000,000	3,603,990
Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	6,420,303
Series G, Sub Series G-1, 5.25%, 10/01/19	10,000,000	11,758,600

64 | Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, Various Capital Projects, (continued)
Series G, Sub Series G-1, 5.00%, 10/01/21	$15,055,000	$17,397,859
Series I, 5.00%, 11/01/18	4,000,000	4,551,640
Series I, 5.25%, 11/01/20	5,000,000	5,862,600
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	1,990,000	2,257,735
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,891,576
Sutter Health, Refunding, Series A, 5.25%, 8/15/24	4,000,000	4,708,400
El Dorado Irrigation District COP, Refunding, Series A, Assured Guaranty,
5.00%, 8/01/22	2,610,000	2,998,237
5.25%, 8/01/23	2,860,000	3,315,798
Livermore-Amador Valley Water Management Agency Sewer Revenue, Refunding, 5.00%,
8/01/24	5,660,000	6,680,158
8/01/25	4,765,000	5,623,844
Los Angeles Department of Water and Power Revenue, Power System, Refunding,
Series A, 5.00%, 7/01/26	11,025,000	13,188,877
Series B, 5.25%, 7/01/24	17,000,000	19,947,970
Los Angeles Municipal Improvement Corp. Lease Revenue, Capital Equipment, Refunding, Series A,
Assured Guaranty,
5.00%, 4/01/17	3,215,000	3,507,661
5.25%, 4/01/18	2,495,000	2,818,552
5.25%, 4/01/19	3,180,000	3,701,711
Los Angeles USD, GO,
Election of 2004, Series F, FGIC Insured, Pre-Refunded, 5.00%, 7/01/24	6,700,000	7,117,946
Election of 2005, Series F, 5.00%, 7/01/22	5,675,000	6,607,232
Orange County Airport Revenue, 5.00%,
7/01/20	3,465,000	4,018,257
7/01/21	7,545,000	8,725,566
San Diego Community College District GO, Refunding, 5.00%, 8/01/25	21,370,000	25,698,493
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
5.00%, 4/01/25	4,000,000	4,563,280
5.25%, 4/01/26	2,500,000	2,877,775
San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty, 5.00%,
8/01/21	10,000,000	10,946,900
8/01/22	10,000,000	10,949,400
Tulare Joint UHSD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/16	2,870,000	2,936,814
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/23	8,000,000	9,159,120

		397,215,730
Colorado 1.6%
Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A, NATL Insured,
4.375%, 9/01/17	17,000,000	17,316,200
Denver City and County Airport System Revenue, Subordinate, Series B, 5.25%,
11/15/26	5,000,000	6,025,250
11/15/27	4,250,000	5,081,258
Denver City and County Excise Tax Revenue, Refunding, Series A, AGMC Insured, 5.00%, 9/01/20	10,090,000	11,886,726
E-470 Public Highway Authority Senior Revenue, Series D, Sub Series D-1, NATL Insured, 5.50%,
9/01/24	8,000,000	8,194,560
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18	2,935,000	3,167,452
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26	14,000,000	16,534,560
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A, 5.00%, 11/01/25	5,870,000	7,096,008
		75,302,014

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Connecticut 1.0%
Connecticut State GO, Series E, 5.00%,
8/15/25	$11,295,000	$13,643,343
8/15/26	18,585,000	22,243,829
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, 5.00%, 1/01/28	10,000,000	11,681,300
		47,568,472
Florida 7.9%
Broward County School Board COP, Master Lease Purchase Agreement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 7/01/16	5,915,000	6,007,747
Broward County Water and Sewer Utility Revenue, Refunding, Series B, 5.00%,
10/01/24	6,000,000	7,325,340
10/01/25	6,325,000	7,702,142
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
5.00%, 6/01/16	40,415,000	42,631,763
5.25%, 6/01/17	3,250,000	3,572,920
6.00%, 6/01/17	5,000,000	5,569,300
Collier County School Board COP, Master Lease Program, AGMC Insured, 5.00%, 2/15/22	5,075,000	5,470,596
Hillsborough County Capacity Assessment Special Assessment Revenue, NATL Insured, 5.00%,
3/01/19	5,000,000	5,219,250
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,456,865
Jacksonville Capital Improvement Revenue, Refunding, 5.00%,
10/01/25	7,295,000	8,679,299
10/01/26	7,350,000	8,677,484
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%, 10/01/28	6,000,000	6,917,340
JEA Water and Sewer System Revenue, Refunding, Series A, 5.00%,
10/01/26	2,985,000	3,592,865
10/01/27	10,505,000	12,521,855
10/01/29	2,470,000	2,917,959
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25	6,040,000	7,260,503
Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
4.25%, 10/01/18	6,920,000	7,684,591
4.50%, 10/01/19	4,805,000	5,488,031
5.00%, 10/01/21	5,000,000	5,787,500
5.00%, 10/01/22	5,890,000	6,814,318
5.25%, 10/01/23	4,875,000	5,706,821
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A,
Assured Guaranty, 5.00%, 2/01/23	12,115,000	13,674,322
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%,
7/01/24	2,250,000	2,684,070
7/01/25	3,000,000	3,549,750
7/01/26	4,000,000	4,697,600
7/01/27	4,000,000	4,668,320
Miami-Dade County Water and Sewer System Revenue, Refunding, Series B, 5.00%, 10/01/27	15,000,000	17,637,450
Orange County School Board COP, Master Lease Purchase Agreement, Series B, NATL Insured,
5.00%,
8/01/18	5,150,000	5,474,038
8/01/19	5,985,000	6,360,738
Orlando Utilities Commission Utility System Revenue, Refunding, Series A, 5.00%,
10/01/23	4,000,000	4,944,760
10/01/24	2,405,000	2,999,973
10/01/25	2,000,000	2,510,720

66 | Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Orlando-Orange County Expressway Authority Revenue, Refunding, AGMC Insured, 5.00%,
7/01/24,	$9,355,000	$11,117,856
Series B, AGMC Insured, 5.00%, 7/01/22	7,500,000	9,003,150
Series B, AGMC Insured, 5.00%, 7/01/23	10,000,000	12,102,200
Series B, AGMC Insured, 5.00%, 7/01/24	14,650,000	17,544,987
Palm Beach County School Board COP, Master Lease Purchase Agreement,
Refunding, Series B, 5.00%, 8/01/25	4,000,000	4,903,120
Series E, NATL Insured, 5.00%, 8/01/21	6,060,000	6,638,366
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23	17,290,000	20,765,463
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%,
10/01/24	700,000	876,610
10/01/25	1,690,000	2,105,757
10/01/26	1,250,000	1,548,575
10/01/27	2,150,000	2,644,500
10/01/28	1,240,000	1,517,549
Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D,
AGMC Insured, 5.00%,
10/01/22	9,490,000	10,532,856
10/01/24	10,455,000	11,597,209
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated
Group, 5.00%, 8/15/19	5,000,000	5,498,900
		360,603,328
Georgia 1.3%
Atlanta Airport Passenger Facility Charge Revenue, General Subordinate Lien, Refunding, Series A,
5.00%,
1/01/27	7,000,000	8,310,890
1/01/28	5,100,000	6,002,292
Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
12/01/20	1,500,000	1,670,235
12/01/21	1,000,000	1,114,060
Atlanta Water and Wastewater Revenue, Refunding,
[a]5.00%, 11/01/26	5,165,000	6,203,888
Series B, AGMC Insured, 5.00%, 11/01/20	8,575,000	10,000,251
Series B, AGMC Insured, 5.00%, 11/01/21	9,230,000	10,764,118
Georgia State Municipal Electric Authority Revenue, Project One, Subordinated, Series B, 5.00%,
1/01/20	10,000,000	11,623,000
South Georgia Governmental Services Authority Revenue, Telecommunications/Cable Systems
Projects, NATL Insured, 5.00%, 1/01/16	2,650,000	2,681,986
		58,370,720
Hawaii 0.7%
Hawaii State GO, Series EO, 5.00%, 8/01/28	25,000,000	30,140,500
Illinois 3.6%
Chicago GO, Project and Refunding, Series A, AGMC Insured, 5.00%, 1/01/20	22,490,000	23,356,315
Chicago O’Hare International Airport Revenue, General, third lien,
Refunding, Series B, AGMC Insured, 5.00%, 1/01/18	10,670,000	11,457,979
Refunding, Series B, AGMC Insured, 5.00%, 1/01/20	7,850,000	8,440,084
Series C, AGMC Insured, 5.25%, 1/01/22	5,215,000	6,055,867
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration
Section 5307, Refunding, AGMC Insured, 5.25%, 6/01/25	6,125,000	7,077,254

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Cook County GO, Refunding, Series A, MAC Insured, 5.25%, 11/15/22	$12,395,000	$14,485,913
Illinois State Finance Authority Revenue, Rush University Medical Center Obligated Group, Series A,
Pre-Refunded, 6.75%, 11/01/24	5,000,000	6,028,150
Illinois State GO,
5.50%, 7/01/26	7,000,000	7,992,250
MAC Insured, 5.00%, 2/01/26	5,650,000	6,261,726
Refunding, AGMC Insured, 5.00%, 1/01/19	12,000,000	13,436,520
Series A, AGMC Insured, 5.00%, 4/01/25	18,000,000	20,004,840
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/26	14,000,000	16,637,320
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Refunding,
Series B, 5.00%,
12/15/22	5,000,000	6,039,650
12/15/22	2,000,000	2,184,660
6/15/23	4,000,000	4,749,520
Southwestern Illinois Development Authority Revenue, Local Government Program, Edwardsville
Community Unit School District No. 7 Project, AGMC Insured, 5.00%, 12/01/19	11,005,000	12,170,319
		166,378,367
Kansas 0.2%
Kansas State Department of Transportation Highway Revenue, Refunding, Series A, 5.00%,
9/01/28	8,000,000	9,710,720
Kentucky 0.6%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway Trust,
First Series A, 5.00%, 9/01/20	6,000,000	7,058,040
Kentucky State Property and Buildings Commission Revenues, Project No. 87, Refunding,
NATL Insured, 5.00%, 3/01/23	11,000,000	11,874,610
Kentucky State Turnpike Authority Economic Development Road Revenue, 5.00%, 7/01/22	1,000,000	1,158,760
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
Refunding, Series A, 5.00%, 5/15/24	7,000,000	8,407,140
		28,498,550
Louisiana 1.5%
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Refunding, Series B,
Assured Guaranty, 5.00%, 12/01/21	15,000,000	17,289,900
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC Insured,
5.00%, 6/01/19	20,000,000	21,053,400
Louisiana State GO, Refunding, Series C, 5.00%, 8/01/25	10,000,000	12,319,900
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,309,080
New Orleans GO, Public Improvement, Radian Insured, Series A, 5.00%, 12/01/25	7,915,000	8,631,624
Orleans Parish Parishwide School District GO, Refunding, AGMC Insured, 5.00%, 9/01/18	5,000,000	5,633,150
		67,237,054
Maryland 1.0%
Baltimore Revenue, Wastewater Projects, Refunding, Series D, 5.00%,
7/01/28	2,790,000	3,351,097
7/01/29	5,835,000	6,969,499
Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
Refunding, Assured Guaranty, 5.00%,
6/01/19	1,445,000	1,521,672
6/01/20	1,000,000	1,052,800

68 | Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue,
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/18	$1,600,000	$1,699,360
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/19	1,430,000	1,518,803
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/20	1,000,000	1,062,100
Washington County Hospital Issue, 5.25%, 1/01/22	1,000,000	1,088,810
Washington County Hospital Issue, 5.25%, 1/01/23	1,250,000	1,360,650
Western Maryland Health System Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 1/01/19	2,920,000	3,093,302
Prince George’s County GO, Consolidated Public Improvement, Series A, 5.00%, 9/01/23	16,740,000	20,866,075
		43,584,168
Massachusetts 1.9%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/20	5,000,000	5,783,750
Senior, Refunding, Series B, 5.00%, 1/01/17	5,000,000	5,403,450
Senior, Refunding, Series B, 5.00%, 1/01/18	5,000,000	5,558,600
Massachusetts State Health and Educational Facilities Authority Revenue, CareGroup Issue,
Capital Asset Program, Series B-2, NATL Insured, 5.375%, 2/01/26	1,720,000	1,936,961
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Senior, Refunding,
Series A, 5.00%, 8/15/25	10,975,000	13,217,192
Series A, 5.00%, 8/15/26	7,000,000	8,403,360
Series B, 5.00%, 8/15/27	6,000,000	7,180,020
Massachusetts State Water Pollution Abatement Trust Revenue, State Revolving Fund,
Refunding, 5.00%, 8/01/26	10,650,000	13,569,910
Series 17, Sub Series 17A, 5.00%, 2/01/24	9,380,000	11,528,864
Series 17, Sub Series 17A, 5.00%, 2/01/25	9,750,000	11,935,463
		84,517,570
Michigan 2.7%
Detroit GO, Distributable State Aid, 5.00%,
11/01/19	6,775,000	7,362,799
11/01/20	6,000,000	6,619,980
Michigan State Finance Authority Revenue,
School District of the City of Detroit, Refunding, 5.25%, 6/01/17	10,640,000	11,401,292
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	6,000,000	6,887,520
State Revolving Fund, Clean Water, 5.00%, 10/01/24	5,000,000	6,065,100
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24	7,000,000	8,491,140
Michigan State GO, School Loan, Refunding, Series A, 5.25%, 11/01/22	10,000,000	11,550,100
Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19	410,000	430,890
Michigan State Hospital Finance Authority Revenue, Trinity Health Credit Group,
Mandatory Put 12/01/17, Refunding, Series A, 6.00%, 12/01/34	10,000,000	11,389,600
Refunding, Series MI, 5.00%, 12/01/24	8,000,000	9,450,560
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/20	7,500,000	8,312,400
Michigan State Strategic Fund Limited Obligation Revenue,
Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding, Series ET,
Sub Series ET-2, 5.50%, 8/01/29	7,000,000	7,423,080
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%, 10/15/22	4,000,000	4,552,920
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%, 10/15/23	1,000,000	1,137,850
South Lyon Community Schools GO, Refunding, NATL Insured, 5.00%, 5/01/16	3,040,000	3,199,600
Wayne State University Revenue, Refunding, Series A, 5.00%,
11/15/18	4,265,000	4,841,031
11/15/19	5,210,000	6,036,514
11/15/20	5,255,000	6,117,240

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Wyandotte Electric System Revenue, Refunding, Series A, Assured Guaranty, 5.00%, 10/01/17	$3,955,000	$4,273,061
		125,542,677
Minnesota 0.4%
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities,
Essentia Health Obligated Group, Series C-1, Assured Guaranty,
5.00%, 2/15/21	4,165,000	4,784,585
5.00%, 2/15/22	5,570,000	6,361,776
5.25%, 2/15/23	5,000,000	5,769,400
Minnesota State General Fund Revenue, Appropriation, Refunding, Series A, 5.00%, 3/01/25	1,925,000	2,291,770
		19,207,531
Missouri 0.8%
Hannibal IDA Health Facilities Revenue, Hannibal Regional Hospital, Refunding, 5.00%, 3/01/19	1,675,000	1,739,086
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point Project,
NATL Insured, Pre-Refunded, 5.00%, 1/01/17	1,500,000	1,559,445
NATL Insured, Pre-Refunded, 5.00%, 1/01/19	1,000,000	1,039,630
Refunding, 5.00%, 1/01/27	3,250,000	3,832,790
Refunding, 5.00%, 1/01/28	4,500,000	5,252,400
Refunding, 5.00%, 1/01/29	4,045,000	4,676,667
Springfield Public Utility Revenue, NATL Insured, 4.50%, 8/01/21	15,245,000	16,108,477
		34,208,495
Nevada 1.1%
Clark County Airport Revenue, System, sub. lien, Series C, AGMC Insured, 5.00%,
7/01/22	5,000,000	5,709,800
7/01/23	15,000,000	17,082,150
Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19	5,000,000	5,542,600
Clark County Water Reclamation District GO,
Series A, 5.25%, 7/01/21	3,435,000	3,995,901
Series A, 5.25%, 7/01/22	3,120,000	3,628,030
Series B, 5.25%, 7/01/21	3,430,000	3,990,085
Series B, 5.25%, 7/01/22	3,615,000	4,203,630
Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25	6,130,000	7,232,542
		51,384,738
New Hampshire 0.2%
Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25	7,930,000	9,128,937
New Jersey 7.0%
Hudson County Improvement Authority Facility Lease Revenue, Hudson County Lease Project,
Refunding, AGMC Insured, 5.375%,
10/01/22	5,220,000	6,229,861
10/01/23	5,375,000	6,487,195
10/01/24	2,050,000	2,509,918
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series DD-1, 5.00%, 12/15/18	20,000,000	22,336,200
Series EE, 5.25%, 9/01/24	12,210,000	13,720,621
New Jersey Health Care Facilities Financing Authority Revenue, Barnabas Health Issue, Refunding,
Series A, 5.00%,
7/01/20	10,000,000	11,706,400
7/01/21	20,535,000	24,419,195

70 | Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State COP, Equipment Lease Purchase Agreement, Series A,
5.25%, 6/15/22	$10,000,000	$11,432,700
5.25%, 6/15/23	17,945,000	20,484,038
AMBAC Insured, 5.00%, 6/15/17	5,000,000	5,015,000
New Jersey State Educational Facilities Authority Revenue, Kean University Issue, Refunding,
Series A, 5.00%, 9/01/21	6,000,000	6,861,120
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.00%, 12/01/17	3,250,000	3,594,143
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,874,275
Refunding, Series 1A, 4.75%, 12/01/21	6,025,000	6,635,875
Refunding, Series 1A, 4.75%, 12/01/22	8,045,000	8,796,564
Series A, 5.375%, 6/01/24	14,475,000	16,016,443
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26	26,650,000	30,223,498
Transportation System, Refunding, Series A, 5.25%, 12/15/21	10,000,000	11,603,500
Transportation System, Refunding, Series A, 5.50%, 12/15/22	25,000,000	29,478,000
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	13,650,573
Transportation System, Series D, AGMC Insured, Pre-Refunded, 5.00%, 6/15/19	5,630,000	5,706,230
New Jersey State Turnpike Authority Turnpike Revenue, Series H, 5.00%,
1/01/20	10,000,000	11,348,000
1/01/21	20,000,000	22,664,000
Rutgers State University GO,
Refunding, Series J, 5.00%, 5/01/26	5,000,000	5,990,600
Refunding, Series J, 5.00%, 5/01/27	10,830,000	12,842,972
Series L, 5.00%, 5/01/27	5,270,000	6,262,394
		318,889,315
New York 9.5%
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project,
Refunding, 5.00%, 5/01/23	6,235,000	7,518,163
Refunding, 5.00%, 5/01/24	8,000,000	9,593,040
Series A, 5.00%, 5/01/22	14,840,000	17,087,963
Series A, AGMC Insured, 5.75%, 5/01/22	5,000,000	5,724,700
Long Island Power Authority Electric System Revenue, General,
Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,727,850
Refunding, Series E, NATL Insured, 5.00%, 12/01/18	8,500,000	9,134,610
Series A, NATL Insured, Pre-Refunded, 5.00%, 12/01/19	7,000,000	7,414,610
MTA Revenue, Transportation,
Refunding, Series F, 5.00%, 11/15/15	1,250,000	1,292,138
Refunding, Series F, 5.00%, 11/15/26	25,000,000	29,581,250
Series A, 5.00%, 11/15/27	3,500,000	4,088,280
Series A, AGMC Insured, 5.00%, 11/15/20	5,000,000	5,540,750
Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	5,306,923
Series C, 5.00%, 11/15/16	1,150,000	1,238,976
Series C, 5.75%, 11/15/18	12,325,000	13,551,707
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of
Long Island Obligated Group Project, Refunding, 5.00%, 7/01/21	9,000,000	10,567,170
New York City GO,
Fiscal 2008, Refunding, Series G, 5.00%, 8/01/21	7,000,000	7,705,110
Fiscal 2008, Series D, 5.00%, 12/01/21	5,000,000	5,572,650

franklintempleton.com

Annual Report

| 71

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2013, Refunding, Series D, 5.00%, 8/01/27	$10,000,000	$11,705,400
Fiscal 2013, Series I, 5.00%, 8/01/24	10,200,000	12,329,046
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/22	8,000,000	9,657,040
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/23	6,860,000	8,368,240
Series F, 4.75%, 1/15/16	5,000	5,017
Series J, Sub Series J-1, AGMC Insured, 5.00%, 6/01/20	35,000	36,974
Series J, Sub Series J-1, AGMC Insured, Pre-Refunded, 5.00%, 6/01/20	9,965,000	10,548,849
Series O, 5.00%, 6/01/19	45,000	45,517
Series O, Pre-Refunded, 5.00%, 6/01/19	4,955,000	5,012,775
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
Series S-3, 5.00%, 1/15/23	5,000,000	5,703,000
Series S-4, 5.00%, 1/15/21	4,665,000	5,326,590
New York City Transitional Finance Authority Revenue, Future Tax Secured,
Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/27	8,740,000	10,436,609
Fiscal 2014, sub. bond, Series D, Sub Series D-1, 5.00%, 2/01/28	5,000,000	5,922,450
Subordinate, Fiscal 2003, Refunding, Sub Series A-1, 5.00%, 11/01/23	11,500,000	13,799,080
Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/23	12,805,000	15,173,925
Subordinate, Series C, 5.00%, 11/01/24	7,620,000	9,148,724
New York State Dormitory Authority Lease Revenues, Third General Resolution, State University
Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/24	7,000,000	8,421,770
New York State Dormitory Authority Revenues,
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A,
Assured Guaranty, 5.00%, 10/01/24	5,000,000	5,787,700
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A,
NATL Insured, 5.50%, 7/01/23	7,915,000	9,946,622
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.50%, 2/15/18	10,000,000	11,294,300
State Supported Debt, Mental Health Services Facilities Improvement, Refunding, Series A-1,
5.00%, 2/15/19	3,245,000	3,714,909
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 12/15/27	10,000,000	11,913,100
Refunding, Series A, 5.00%, 3/15/28	7,185,000	8,621,569
Refunding, Series E, 5.00%, 2/15/28	10,000,000	11,984,900
Refunding, Series E, 5.00%, 2/15/30	5,000,000	5,925,350
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B, 5.00%,
4/01/21	12,000,000	14,154,240
New York State Thruway Authority General Revenue,
Refunding, Series H, NATL Insured, 5.00%, 1/01/22	10,000,000	11,069,900
Series I, 5.00%, 1/01/26	10,000,000	11,675,400
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding,
5.00%, 4/01/19	9,570,000	11,020,238
New York State Urban Development Corp. Revenue,
Service Contract, Refunding, Series A, Sub Series A-1, 5.00%, 1/01/20	6,500,000	7,594,600
State Personal Income Tax, Series D, 5.00%, 3/15/24	10,000,000	12,132,700
Rockland County Solid Waste Management Authority Revenue, Refunding, Series A,
Assured Guaranty, 5.375%, 12/15/18	4,580,000	5,260,771
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/22	10,000,000	11,523,400
		431,906,595

72 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
North Carolina 1.4%
Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28	$5,000,000	$5,934,800
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System,
Series A, AGMC Insured, 5.00%, 1/15/22	10,000,000	10,734,800
North Carolina Eastern Municipal Power Agency Power System Revenue,
Refunding, Series A, 5.00%, 1/01/21	10,000,000	11,689,500
Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	15,000,000	16,838,250
Series C, Assured Guaranty, 6.00%, 1/01/19	1,795,000	1,898,410
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
Series A, 5.25%, 1/01/20	4,500,000	5,042,070
Series B, 5.00%, 1/01/20	8,000,000	9,294,400
Oak Island Enterprise System Revenue, Assured Guaranty, 5.50%, 6/01/23	1,735,000	2,011,368
		63,443,598
Ohio 6.5%
Akron Income Tax Revenue, Community Learning Centers, Refunding, Series A, 5.00%,
12/01/24	5,265,000	6,270,036
12/01/25	6,645,000	7,854,789
12/01/26	8,240,000	9,667,992
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A, 5.25%, 2/15/20	355,000	400,035
Refunding, Series A, 5.25%, 2/15/21	645,000	726,625
Series A, Pre-Refunded, 5.25%, 2/15/20	5,645,000	6,364,625
Series A, Pre-Refunded, 5.25%, 2/15/21	10,855,000	12,238,795
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%,
12/01/23	2,000,000	2,395,120
12/01/24	1,270,000	1,512,430
12/01/25	2,000,000	2,371,460
12/01/27	2,000,000	2,343,700
12/01/28	2,350,000	2,733,473
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%,
1/01/25	5,000,000	5,803,500
1/01/26	5,000,000	5,796,700
Cleveland Water Revenue, second lien, Refunding, Series A, 5.00%,
1/01/23	1,840,000	2,184,025
1/01/24	1,750,000	2,066,190
1/01/25	2,500,000	2,939,550
1/01/26	2,000,000	2,335,080
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F,
5.00%,
12/01/20	7,000,000	8,254,190
12/01/21	7,300,000	8,616,701
Hamilton City School District GO, School Improvement, AGMC Insured, 5.00%, 12/01/24	5,000,000	5,415,450
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Improvement and Refunding, Series A, 5.00%,
12/01/24	2,500,000	3,067,200
12/01/25	2,400,000	2,929,536
12/01/26	4,000,000	4,840,120
12/01/27	5,000,000	5,997,650
12/01/28	3,000,000	3,567,390
Kent State University Revenues, General Receipts, Series A, 5.00%,
5/01/23	1,200,000	1,405,776
5/01/24	1,500,000	1,742,220

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Kent State University Revenues, General Receipts, Series A, 5.00%, (continued)
5/01/25	$1,500,000	$1,735,830
5/01/26	1,600,000	1,838,016
Lakewood City School District GO, School Improvement, Refunding, AGMC Insured, 4.50%,
12/01/22	2,900,000	3,174,601
Mason City School District GO, School Improvement, Refunding, NATL Insured, 5.00%, 12/01/15	2,670,000	2,765,132
Nordonia Hills City School District GO, School Improvement, NATL Insured, Pre-Refunded, 4.50%,
12/01/21	2,360,000	2,526,474
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects,
Refunding, Series C, 5.00%, 10/01/22	5,780,000	6,776,934
Ohio State GO,
Higher Education, Refunding, Series A, 5.00%, 2/01/24	8,585,000	10,286,547
Higher Education, Refunding, Series A, 5.00%, 2/01/25	7,000,000	8,387,400
Series R, 5.00%, 5/01/26	11,000,000	13,429,570
Series R, 5.00%, 5/01/27	5,000,000	6,058,400
Series R, 5.00%, 5/01/28	9,100,000	10,951,668
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL Insured, 5.50%,
2/15/24	10,000,000	12,555,900
Ohio State Water Development Authority Water PCR, Refunding, 5.00%,
12/01/23	5,000,000	6,211,000
6/01/24	4,000,000	4,981,080
12/01/24	4,000,000	5,009,000
Toledo City School District GO, School Facilities Improvement, Refunding, Series B, 5.00%,
12/01/24	2,920,000	3,460,171
12/01/25	4,125,000	4,868,902
12/01/26	4,340,000	5,082,574
12/01/27	4,565,000	5,307,771
Toledo Water System Revenue, Improvement and Refunding, 5.00%,
11/15/25	4,000,000	4,743,400
11/15/26	6,140,000	7,221,377
11/15/27	6,450,000	7,528,956
11/15/28	6,570,000	7,658,518
University of Cincinnati General Receipts Revenue, Series C,
5.00%, 6/01/25	3,010,000	3,599,719
Assured Guaranty, 5.00%, 6/01/21	11,810,000	13,801,048
Assured Guaranty, 5.00%, 6/01/22	11,675,000	13,613,984
Youngstown GO, AMBAC Insured, 6.125%, 12/01/15	285,000	288,232
		295,702,562
Oregon 1.4%
Deschutes County Hospital Facility Authority Hospital Revenue, Cascade Healthcare Community Inc.,
Refunding, 7.375%, 1/01/23	2,000,000	2,440,980
Oregon State Department of Administrative Services COP, Series A, NATL Insured, Pre-Refunded,
5.00%, 11/01/19	2,340,000	2,521,795
Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
Refunding, Series A, 5.00%, 11/15/25	10,000,000	12,138,000
Refunding, Series A, 5.00%, 11/15/27	3,000,000	3,671,130
Refunding, Series A, 5.00%, 11/15/28	3,500,000	4,239,165
Series A, Pre-Refunded, 5.00%, 11/15/22	5,840,000	6,766,399
Portland Sewer System Revenue, second lien, Series B, NATL Insured, 5.00%,
6/15/18	3,135,000	3,317,331
6/15/19	3,290,000	3,480,919

74 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25	$5,000,000	$6,109,150
Washington County School District No. 48J Beaverton GO, 5.00%,
6/15/27	5,000,000	6,066,350
6/15/28	5,000,000	6,001,900
6/15/29	7,500,000	8,955,000
		65,708,119
Pennsylvania 4.2%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center,
Series A, 5.00%,
5/15/19	9,000,000	10,331,910
5/15/20	7,500,000	8,778,900
Commonwealth Financing Authority Revenue, Series C-1, AGMC Insured, 5.00%,
6/01/22	4,130,000	4,826,442
6/01/23	4,345,000	5,053,930
Lancaster County Solid Waste Management Authority Solid Waste Disposal System Revenue,
Series A, 5.25%,
12/15/25	5,345,000	6,413,198
12/15/26	5,835,000	6,940,791
Pennsylvania State GO, Second Series, 5.00%, 10/15/26	13,375,000	15,928,689
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series B, 5.00%, 12/01/19	32,230,000	37,357,793
Series E, 5.00%, 12/01/24	5,000,000	5,807,950
Series E, 5.00%, 12/01/25	10,000,000	11,588,900
Subordinate, Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.00%, 6/01/23	10,000,000	11,528,300
Subordinate, Series A, Assured Guaranty, 5.00%, 6/01/22	6,070,000	6,934,429
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	20,000,000	23,169,000
Philadelphia Municipal Authority Lease Revenue, 6.00%, 4/01/22	7,065,000	8,283,430
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/17	10,000,000	10,980,600
Refunding, Series A, AGMC Insured, 5.00%, 6/15/18	5,000,000	5,643,800
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,779,050
Series A, 5.00%, 1/01/20	1,210,000	1,380,404
Series A, 5.25%, 1/01/21	3,655,000	4,200,801
Series A, 5.25%, 1/01/22	2,330,000	2,660,114
		193,588,431
South Carolina 1.4%
Anderson Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%,
7/01/22	2,555,000	3,059,383
7/01/23	2,695,000	3,222,977
7/01/24	2,825,000	3,363,671
7/01/25	2,965,000	3,517,113
Berkeley County Utility Revenue, Combined Utility System, Refunding, 5.00%,
6/01/25	3,665,000	4,397,853
6/01/26	1,700,000	2,023,068
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase,
School District of Pickens County Project, AGMC Insured, 5.00%, 12/01/18	5,000,000	5,407,000
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding and Improvement, 5.375%,
8/01/22	6,000,000	6,817,680

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
South Carolina (continued)
South Carolina State Transportation Infrastructure Bank Revenue, Refunding, Series B, AGMC Insured,
5.00%,
10/01/25	$12,935,000	$15,310,513
10/01/26	13,440,000	15,877,613
		62,996,871
Tennessee 0.6%
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22	15,805,000	19,080,428
Metropolitan Government of Nashville and Davidson County GO, Improvement, Refunding, Series A,
5.00%, 1/01/26	5,000,000	5,981,350
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Refunding,
5.00%,
7/01/26	1,675,000	2,001,809
7/01/27	1,800,000	2,134,764
		29,198,351
Texas 8.8%
Austin Water and Wastewater System Revenue, Refunding,
5.00%, 11/15/26	4,835,000	5,796,198
5.00%, 11/15/27	4,000,000	4,773,320
Series A, 5.00%, 11/15/28	5,000,000	5,929,250
Board of Regents of the University of Houston System Revenue, Consolidated, Refunding, Series A,
5.00%, 2/15/27	5,000,000	5,858,500
Brownsville Utility System Revenue,
AGMC insured, Pre-Refunded, 5.00%, 9/01/22	5,840,000	5,980,043
Refunding and Improvement, AGMC Insured, 5.00%, 9/01/22	2,615,000	2,672,844
Clear Creek ISD, GO, Refunding, Series A, 5.00%,
2/15/25	11,370,000	13,507,105
2/15/26	12,060,000	14,241,292
Dallas County Utility and Reclamation District GO, Refunding,
Series A, AMBAC Insured, 5.15%, 2/15/21	3,025,000	3,263,400
Series B, AMBAC Insured, 5.15%, 2/15/21	8,025,000	8,657,450
Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, 4.50%, 10/01/19	10,000,000	10,941,100
Dallas/Fort Worth International Airport Revenue, Joint, Refunding,
Series A, 5.00%, 11/01/23	1,500,000	1,608,735
Series A, 5.00%, 11/01/24	1,000,000	1,072,140
Series D, 5.25%, 11/01/27	5,000,000	6,025,500
Series D, 5.25%, 11/01/28	2,100,000	2,518,089
El Paso ISD, GO, Refunding, PSF Guarantee, 5.00%,
8/15/25	1,725,000	2,125,028
8/15/26	3,900,000	4,763,577
8/15/27	5,460,000	6,627,785
8/15/28	2,500,000	3,013,625
Fort Worth GO, General Purpose, Refunding and Improvement, 5.00%,
3/01/25	6,000,000	7,134,540
3/01/26	6,790,000	8,025,508
Frisco GO, Collin and Denton Counties, Refunding and Improvement, 5.00%, 2/15/25	5,000,000	6,011,550
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured, 5.00%,
2/15/22	4,165,000	4,486,288

76 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County MTA Sales and Use Tax Revenue, Contractual Obligations, 5.00%,
11/01/26	$2,000,000	$2,441,980
11/01/27	2,000,000	2,417,080
11/01/28	2,000,000	2,394,360
Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/22	10,000,000	11,672,000
Houston Utility System Revenue, Combined, first lien, Refunding, Series C, 5.00%,
5/15/24	5,000,000	6,183,250
5/15/26	19,690,000	23,928,076
Lower Colorado River Authority Transmission Contract Revenue, LCRA Transmission Services Corp.
Project, Refunding,
Series A, 5.00%, 5/15/24	6,000,000	6,975,660
Series B, 5.00%, 5/15/24	10,620,000	12,346,918
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.00%, 9/01/24	12,000,000	14,326,440
Sabine River Authority PCR, Southwestern Electric Power Co. Project, Refunding, NATL Insured,
4.95%, 3/01/18	15,000,000	16,527,000
San Angelo ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	5,220,000	6,237,274
San Antonio Electric and Gas Revenue, Refunding, 5.25%, 2/01/25	27,000,000	34,295,130
San Antonio Water System Revenue, junior lien, Refunding, Series A, 5.00%,
5/15/24	1,500,000	1,846,785
5/15/26	2,200,000	2,675,398
5/15/28	2,000,000	2,392,040
5/15/29	1,000,000	1,186,560
Texas State Transportation Commission Revenue, first tier, Refunding, Series A, 5.00%,
4/01/23	20,000,000	24,688,200
4/01/24	20,000,000	24,900,200
4/01/25	20,000,000	24,602,200
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Regional
Healthcare System Project, Refunding and Improvement, Series A, 5.25%,
11/01/22	5,000,000	5,473,000
11/01/23	5,000,000	5,471,650
University of Texas Permanent University Fund Revenue, Series B, 5.00%, 7/01/27	10,000,000	12,225,900
Williamson County GO, Refunding, 5.00%,
2/15/23	6,235,000	7,555,074
2/15/25	13,780,000	16,547,713
		404,342,755
Utah 0.5%
Salt Lake County College Revenue, Westminster College Project, Refunding, 5.00%, 10/01/19	2,585,000	2,645,024
Utah State Board of Regents Student Loan Revenue, Refunding, Series EE-2, 5.00%,
11/01/20	9,000,000	10,627,560
11/01/21	9,000,000	10,590,300
		23,862,884
Virginia 3.6%
[a]Fairfax County GO, Public Improvement, Series A, 5.00%, 10/01/25	11,335,000	14,161,382
Norfolk Water Revenue, Refunding, 5.00%,
11/01/24	6,145,000	7,296,573
11/01/25	6,000,000	7,111,260
Virginia Beach Development Authority Public Facility Revenue, Refunding, Series B, 5.00%,
8/01/19	12,635,000	14,555,267
8/01/20	13,450,000	15,825,270

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia State College Building Authority Educational Facilities Revenue, Series A, 5.00%, 2/01/25	$13,080,000	$16,063,548
Virginia State Public School Authority Revenue, School Financing, 1997 Resolution, Refunding,
Series B, 5.00%, 8/01/23	8,535,000	10,455,631
Virginia State Public School Authority School Financing Revenue, Series C, 5.00%,
8/01/24	3,545,000	4,387,753
8/01/25	4,530,000	5,593,870
8/01/26	4,335,000	5,311,806
8/01/27	4,460,000	5,418,722
Virginia State Resources Authority Clean Water Revenue, Revolving Fund, Refunding, Series B,
5.00%,
10/01/24	10,505,000	13,155,517
10/01/25	11,055,000	13,789,896
10/01/26	26,155,000	32,344,581
		165,471,076
Washington 3.5%
Energy Northwest Electric Revenue, Columbia Generating Station, Refunding, Series A, 5.00%,
7/01/22	3,250,000	3,963,148
7/01/23	3,500,000	4,322,605
7/01/24	1,250,000	1,555,500
King County Sewer Revenue, Refunding, Series B, 5.00%,
7/01/25	1,200,000	1,472,760
7/01/26	1,200,000	1,460,376
7/01/27	1,900,000	2,291,096
7/01/28	3,050,000	3,641,426
7/01/29	2,600,000	3,082,898
Seattle Drain and Wastewater Revenue, Refunding, 5.00%,
5/01/24	5,230,000	6,531,956
5/01/25	5,500,000	6,812,080
5/01/26	2,995,000	3,673,128
5/01/27	3,150,000	3,828,321
Seattle Municipal Light and Power Revenue, Refunding and Improvement, Series B, 5.00%,
2/01/19	6,805,000	7,797,781
2/01/20	7,000,000	8,198,470
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, Series B, 5.00%, 7/01/25	29,370,000	36,212,329
Refunding, Series R-2015C, 5.00%, 7/01/27	25,075,000	30,480,919
Various Purpose, Series D, 5.00%, 2/01/24	13,285,000	15,853,920
Various Purpose, Series D, 5.00%, 2/01/25	13,955,000	16,583,983
		157,762,696
Wisconsin 0.3%
Wisconsin State Transportation Revenue, Series 1, 5.00%, 7/01/24	10,000,000	12,087,400
U.S. Territories 0.6%
Guam 0.1%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.50%,
12/01/18	1,540,000	1,759,527
12/01/19	1,025,000	1,197,395
		2,956,922

78 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 0.5%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.50%, 7/01/18	$8,455,000	$7,366,588
Series A, 5.00%, 7/01/23	4,000,000	2,920,000
Series A, 5.25%, 7/01/23	3,500,000	2,572,500
Series A, FGIC Insured, 5.50%, 7/01/21	2,500,000	2,186,400
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, NATL Insured, 5.00%,
7/01/24	10,000,000	9,955,300
		25,000,788
Total U.S. Territories		27,957,710

Total Municipal Bonds before Short Term Investments
(Cost $3,947,662,591)		4,228,528,933

Short Term Investments 3.9%
Municipal Bonds 3.9%
Florida 0.5%
[b]Sarasota County Public Hospital District Revenue, Sarasota Memorial Hospital Project, Refunding,
Series B, Daily VRDN and Put, 0.02%, 7/01/37	22,810,000	22,810,000
Kentucky 0.6%
[b]Kentucky State Economic Development Finance Authority Hospital Revenue, Baptist Healthcare
System Obligated Group, Refunding, Series B-1, Daily VRDN and Put, 0.01%, 8/15/38	27,000,000	27,000,000
Minnesota 1.1%
[b]Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series B-1, Daily VRDN and Put, 0.01%, 11/15/35	24,875,000	24,875,000
Health Care Facilities, Children’s Hospitals and Clinics, Series B, AGMC Insured, Daily VRDN
and Put, 0.01%, 8/15/25	23,500,000	23,500,000
		48,375,000
North Carolina 0.6%
[b]The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System,
Refunding, Series B, Daily VRDN and Put, 0.02%, 1/15/38	27,100,000	27,100,000
Pennsylvania 1.1%
[b]Geisinger Authority Health System Revenue, Geisinger Health System, Refunding, Series A,
Daily VRDN and Put, 0.01%, 5/15/35	52,400,000	52,400,000
Total Short Term Investments (Cost $177,685,000)		177,685,000
Total Investments (Cost $4,125,347,591) 96.4%		4,406,213,933
Other Assets, less Liabilities 3.6%		164,161,660
Net Assets 100.0%		$4,570,375,593

See Abbreviations on page 168.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 79

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Federal Limited-Term Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.51	$10.56	$10.60	$10.29	$10.35
Income from investment operations[b]:
Net investment income[c]	0.11	0.13	0.18	0.20	0.21
Net realized and unrealized gains (losses)	(0.05)	(0.05)	(0.04)	0.31	(0.05)
Total from investment operations	0.06	0.08	0.14	0.51	0.16
Less distributions from net investment income	(0.10)	(0.13)	(0.18)	(0.20)	(0.22)
Net asset value, end of year	$10.47	$10.51	$10.56	$10.60	$10.29

Total return[d]	0.60%	0.76%	1.32%	4.95%	1.52%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.70%	0.84%	0.84%	0.85%	0.87%
Expenses net of waiver and payments by affiliates	0.62%	0.60%	0.60%	0.57%	0.50%
Net investment income	1.05%	1.25%	1.67%	1.88%	2.01%

Supplemental data
Net assets, end of year (000’s)	$890,556	$977,274	$778,018	$682,132	$640,865
Portfolio turnover rate	19.64%	20.20%	10.94%	5.72%	7.40%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

80 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011 [b]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$10.55	$10.59	$10.29	$10.27
Income from investment operations[c]:
Net investment income[d]	0.12	0.15	0.19	0.21	0.02
Net realized and unrealized gains (losses)	(0.04)	(0.06)	(0.04)	0.30	0.01
Total from investment operations	0.08	0.09	0.15	0.51	0.03
Less distributions from net investment income	(0.12)	(0.14)	(0.19)	(0.21)	(0.01)
Net asset value, end of year	$10.46	$10.50	$10.55	$10.59	$10.29

Total return[e]	0.75%	0.91%	1.47%	5.00%	0.33%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.55%	0.69%	0.69%	0.70%	0.72%
Expenses net of waiver and payments by affiliates	0.47%	0.45%	0.45%	0.42%	0.35%
Net investment income	1.20%	1.40%	1.82%	2.03%	2.16%

Supplemental data
Net assets, end of year (000’s)	$231,428	$183,518	$108,836	$80,569	$29,056
Portfolio turnover rate	19.64%	20.20%	10.94%	5.72%	7.40%

aFor the year ended February 29.
bFor the period February 1, 2011 (effective date) to February 28, 2011.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 81

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Federal Limited-Term Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 93.1%
Alabama 0.7%
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%,
9/01/15	$700,000	$714,083
9/01/16	730,000	770,887
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	1,000,000	1,099,490
Mobile IDBR, PCR, Alabama Power Co. Barry Plant Project, Mandatory Put 3/20/17, Series A, 1.65%,
6/01/34	5,000,000	5,076,800
		7,661,260
Alaska 0.5%
Valdez Marine Terminal Revenue, BP Pipelines Inc. Project, Refunding, Series A, 5.00%, 1/01/16	5,000,000	5,190,900
Arizona 2.3%
Arizona State COP, Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/15	11,975,000	12,297,367
Phoenix Civic Improvement Corp. Transit Excise Tax Revenue, Light Rail Project, Refunding, 3.00%,
7/01/17	6,465,000	6,802,667
Pinal County Revenue, Pledged Obligations, Refunding,
4.00%, 8/01/16	600,000	630,738
5.00%, 8/01/17	1,140,000	1,255,699
5.00%, 8/01/18	1,160,000	1,310,916
Tucson COP, Refunding, AGMC Insured,
2.00%, 7/01/16	1,200,000	1,223,256
3.00%, 7/01/17	1,250,000	1,310,250
3.00%, 7/01/18	1,195,000	1,263,688
		26,094,581
Arkansas 0.4%
Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 1.55%, 10/01/17	5,000,000	5,029,000
California 6.4%
California State Economic Recovery GO, Refunding, Series A, 5.00%, 7/01/22	8,000,000	8,497,920
California State GO,
Refunding, 5.00%, 4/01/15	500,000	501,995
Various Purpose, Pre-Refunded, 5.00%, 8/01/35	10,000,000	10,199,100
California State Health Facilities Financing Authority Revenue, St. Joseph Health System,
Mandatory Put 10/15/19, Series C, 5.00%, 7/01/43	3,250,000	3,774,095
Mandatory Put 10/15/20, Refunding, Series D, 5.00%, 7/01/43	5,000,000	5,947,650
California State Municipal Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.
Project, Mandatory Put 2/01/17, Series A, 1.125%, 2/01/39	5,000,000	5,035,450
California Statewide CDA Revenue,
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%, 10/01/19	2,000,000	2,001,260
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%, 10/01/20	1,000,000	1,000,450
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%, 10/01/21	5,880,000	5,881,000
Coachella Valley USD, GO, Refunding, BAM Insured, 4.00%,
8/01/16	1,110,000	1,167,509
8/01/17	1,220,000	1,310,500
8/01/18	1,265,000	1,378,938
8/01/19	1,330,000	1,473,706
Glendale USD, GO, Los Angeles County, Election of 2011, Series B, 2.00%, 9/01/15	5,665,000	5,717,345
Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1, Refunding,
Series C, Assured Guaranty, 5.00%, 7/01/15	1,000,000	1,015,850
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A, 5.00%,
6/01/18	1,000,000	1,132,060

82 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco City and County Airport Commission International Airport Revenue, Issue 32G,
Refunding, Second Series, NATL Insured, 5.00%, 5/01/23	$11,675,000	$12,268,440
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series A, 6.125%, 8/01/15	1,540,000	1,562,330
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.00%,
11/01/15	1,000,000	1,025,560
Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002, Series C,
AGMC Insured, zero cpn., 6/01/18	810,000	779,941
		71,671,099
Colorado 0.8%
Douglas County School District No. Re-1 Douglas and Elbert Counties GO, Refunding,
4.00%, 12/15/15	1,450,000	1,493,065
5.00%, 12/15/18	2,800,000	3,198,804
El Paso County GO, School District No. 20, Refunding, 4.00%, 12/15/15	1,000,000	1,029,620
Garfield County School District No. 16 GO, Refunding, 3.00%, 12/01/18	1,115,000	1,169,379
Regional Transportation District COP, Transit Vehicles Project, Series A, AMBAC Insured, 5.00%,
12/01/15	1,500,000	1,552,410
		8,443,278
Connecticut 3.1%
Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue,
Mandatory Put 2/01/17, Series T-2, 0.60%, 7/01/29	5,000,000	4,998,100
Mandatory Put 7/26/17, Series A, 0.80%, 7/01/48	6,500,000	6,496,945
Mandatory Put 2/08/18, Series A-3, 0.875%, 7/01/49	23,070,000	23,040,009
		34,535,054
Florida 6.1%
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc. Project,
Pre-Refunded, 5.00%, 4/01/34	16,250,000	17,079,887
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
5.50%, 6/01/17	5,000,000	5,524,550
6.00%, 6/01/17	8,000,000	8,910,880
Assured Guaranty, 5.50%, 6/01/16	5,000,000	5,307,750
Escambia County Solid Waste Disposal Revenue, Gulf Power Co. Project, Mandatory Put 6/02/15,
1.35%, 4/01/39	7,500,000	7,517,775
Florida State Board of Education Lottery Revenue, Refunding, Series B, AMBAC Insured, 5.00%,
7/01/18	11,480,000	12,286,470
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/16	2,000,000	2,141,340
[a]Lakeland Electric and Water Revenue, Refunding, Weekly FRN, 0.77%, 10/01/17	3,000,000	3,020,850
Lee County Transportation Facilities Revenue, Refunding, AGMC Insured, 5.00%, 10/01/19	2,385,000	2,781,459
Miami-Dade County IDA Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project,
1.75%, 9/01/27	2,000,000	2,001,760
Miami-Dade County Public Facilities Revenue, Jackson Health System, Assured Guaranty, 4.00%,
6/01/16	1,580,000	1,652,396
		68,225,117
Georgia 3.4%
Atlanta Water and Wastewater Revenue, Refunding, Series B, AGMC Insured, 4.00%, 11/01/15	6,390,000	6,550,964
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project,
First Series, Mandatory Put 6/01/17, 1.75%, 12/01/49	5,000,000	5,060,150
Second Series, Mandatory Put 6/01/17, 1.75%, 12/01/49	5,000,000	5,076,200
Cobb County Development Authority Revenue, Georgia Waste Management Project, Series A,
Mandatory Put 10/01/19, 1.875%, 4/01/33	2,500,000	2,521,925

franklintempleton.com Annual Report | 83

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Georgia State GO,
Refunding, Series C, 5.00%, 7/01/21	$2,350,000	$2,598,160
Series G, 5.00%, 10/01/17	10,000,000	10,741,200
Monroe County Development Authority PCR, Gulf Power Co. Project, Mandatory Put 6/21/17,
First Series, 1.70%, 6/01/49	5,000,000	5,101,050
		37,649,649
Idaho 0.1%
Canyon County School District No. 131 GO, Refunding, 4.00%, 8/15/18	1,480,000	1,583,215
Illinois 7.9%
Chicago Housing Authority Capital Program Revenue, AGMC Insured,
ETM, 5.00%, 7/01/16	5,000,000	5,293,300
Pre-Refunded, 5.00%, 7/01/19	7,455,000	7,892,310
Chicago Wastewater Transmission Revenue, second lien, Series A, BHAC Insured,
5.00%, 1/01/16	1,425,000	1,477,483
5.50%, 1/01/17	1,000,000	1,090,140
Dolton GO, Refunding, Series B, AGMC Insured, 3.50%, 12/01/15	1,245,000	1,263,003
Franklin Park GO, Cook County, Alternative Revenue Source, Refunding, Series A, BAM Insured,
4.00%, 7/01/17	1,010,000	1,075,357
Homer Glen Village GO, Will and Cook Counties, Series A,
2.00%, 12/01/15	1,000,000	1,009,220
4.00%, 12/01/18	1,000,000	1,074,730
Illinois State Educational Facilities Authority Revenue, University of Chicago, Mandatory Put 2/01/19,
1.65%, 7/01/25	10,000,000	10,013,100
Illinois State GO,
AGMC Insured, 5.50%, 5/01/15	5,000,000	5,040,750
AGMC Insured, 5.00%, 9/01/16	9,000,000	9,202,680
Refunding, AGMC Insured, 5.00%, 1/01/16	7,000,000	7,253,610
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%, 6/15/17	5,000,000	5,485,550
Illinois State Toll Highway Authority Revenue, Senior, Refunding, Series B, 5.00%, 12/01/17	10,000,000	11,165,500
Illinois State Unemployment Insurance Fund Building Receipts Revenue, Series B, 5.00%,
12/15/17	6,000,000	6,494,760
Mount Vernon GO, Jefferson County, AGMC Insured, 3.00%,
12/15/17	1,430,000	1,497,768
12/15/18	1,475,000	1,553,780
Regional Transportation Authority Revenue, Series A, NATL Insured, 5.00%, 7/01/21	5,410,000	5,733,301
Southwestern Development Authority Revenue, Local Government Program, Edwardsville
Community Unit School District No. 7 Project, Refunding, AGMC Insured, 5.25%, 12/01/20	4,475,000	4,972,575
		88,588,917
Indiana 1.2%
Decatur Township Multi-School Building Corp. Revenue, first mortgage, Series B, Refunding,
AGMC Insured, 3.50%, 1/15/23	10,000,000	10,254,400
Indiana Health Facilities Financing Authority Revenue, Ascension Health, Mandatory Put 8/01/17,
Series A-5, 2.00%, 11/01/27	3,500,000	3,603,355
		13,857,755
Kansas 0.1%
Kansas State Department of Transportation Highway Revenue, Refunding, Series A-3, 0.32%,
9/01/15	1,500,000	1,501,635

84 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Kentucky 0.6%
Louisville/Jefferson County Metro Government PCR, Louisville Gas and Electric Co. Project,
Mandatory Put 8/01/19, 2.20%, 2/01/35	$7,000,000	$6,992,300
Louisiana 0.5%
England District Sub-District No. 1 Revenue, Economic Development Project, Refunding,
4.00%, 8/15/15	2,780,000	2,823,284
5.00%, 8/15/16	2,505,000	2,655,701
		5,478,985
Maryland 2.1%
[a]Howard County Housing Commission Revenue, Columbia Landing Project, Mandatory Put 7/01/18,
Series A, Weekly FRN, 1.27%, 7/01/34	6,000,000	6,013,260
Maryland State Department of Transportation Consolidated Transportation Revenue, Refunding,
5.00%, 5/01/19	7,500,000	8,672,400
Maryland State GO, Refunding, First Series B, 4.50%, 8/01/19	8,000,000	9,163,520
		23,849,180
Massachusetts 2.3%
Massachusetts State Development Finance Agency Revenue, Boston University Issue, Refunding,
Series Z-1, 1.50%, 8/01/19	7,000,000	7,032,760
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge
Program, Series A, 5.00%, 6/15/19	11,370,000	13,198,296
Massachusetts State Health and Educational Facilities Authority Revenue,
Amherst College Issue, Mandatory Put 12/01/17, Series H, 0.80%, 11/01/33	4,000,000	3,995,680
Cape Cod Healthcare Obligated Group, Series D, Assured Guaranty, 4.00%, 11/15/15	1,000,000	1,025,320
		25,252,056
Michigan 3.2%
Detroit GO, Distributable State Aid, 5.00%, 11/01/16	6,120,000	6,317,309
Garden City GO, Refunding, AGMC Insured, 4.00%,
4/01/15	1,215,000	1,217,345
4/01/16	1,415,000	1,445,083
Jackson GO, Downtown Development, AGMC Insured, zero cpn., 6/01/16	1,370,000	1,351,628
Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I-A, 5.00%,
10/15/17	1,500,000	1,661,805
Michigan State Finance Authority Revenue,
Refunding, Unemployment Obligation Assessment, Series B, 5.00%, 7/01/20	10,000,000	11,592,200
School District of the City of Detroit, Refunding, 5.00%, 6/01/15	1,700,000	1,714,909
School District of the City of Detroit, Refunding, 5.00%, 6/01/16	1,600,000	1,663,552
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated Group,
Series W, ETM, 5.25%, 8/01/17	7,000,000	7,782,460
Western Townships Utilities Authority Revenue, Sewage Disposal System, Refunding, 3.00%,
1/01/17	1,000,000	1,042,930
		35,789,221
Minnesota 1.1%
Circle Pines ISD No. 12 GO, School Building, Minnesota School District Credit Enhancement
Program, Capital Appreciation, Series A, zero cpn., 2/01/19	650,000	616,700
Hennepin County GO, Refunding, Series B, 5.00%, 12/01/18	3,315,000	3,802,040
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue, Refunding, Series B,
NATL Insured, 5.00%, 1/01/23	5,925,000	6,376,011
Otsego GO, Water and Sewer, Refunding, Series C, AGMC Insured, 2.00%, 12/01/16	2,000,000	2,037,920
		12,832,671

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Missouri 0.4%
Jackson County Reorganized School District No. 7 GO, LEE’s Summit R-7, Refunding, 2.00%,
3/01/16	$1,800,000	$1,830,636
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, Refunding, 3.00%,
3/01/16	1,000,000	1,026,720
3/01/17	1,500,000	1,569,945
		4,427,301
Nevada 4.7%
Clark County School District GO, Building,
Series B, AMBAC Insured, 5.00%, 6/15/20	12,250,000	13,381,042
Series C, 5.00%, 6/15/23	9,920,000	11,016,854
Nevada State GO,
Capital Improvement and Cultural Affairs, Series C, 5.00%, 6/01/20	7,115,000	8,005,869
Nevada Municipal Bond Bank Project Nos. R-9A R-9B R-9C R-10 R-11 and R-12, Series F,
AGMC Insured, 5.00%, 12/01/20	4,260,000	4,310,311
Truckee Meadows Water Authority Water Revenue, Refunding, AGMC Insured, 4.25%, 7/01/21	15,010,000	16,135,300
		52,849,376
New Hampshire 0.3%
New Hampshire State GO, Refunding, Series A, 5.00%, 7/01/18	2,610,000	2,959,740
New Jersey 5.3%
Bergen County GO, General Improvement, 4.00%, 11/15/15	5,100,000	5,237,853
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
Management Inc. Project, Mandatory Put 12/01/17, Refunding, Series A, 2.125%, 12/01/29	3,000,000	3,086,910
Jersey City GO, General Improvement and Qualified Water Improvement, Refunding, Series A,
BAM Insured, 4.00%,
8/01/18	2,000,000	2,170,320
8/01/19	1,330,000	1,462,348
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/15	3,160,000	3,201,333
School Facilities Construction, Refunding, Series DD-1, 5.00%, 12/15/16	10,000,000	10,698,500
[a]School Facilities Construction, Series H, Weekly FRN, 0.92%, 2/01/17	3,000,000	3,015,480
School Facilities Construction, Series N-1, NATL Insured, Pre-Refunded, 5.00%, 9/01/18	6,600,000	6,758,268
New Jersey State Environmental Infrastructure Trust Revenue,
Environmental-2012, Series A, Pre-Refunded, 5.00%, 9/01/22	15,000	16,037
Environmental-2013, Series A, Pre-Refunded, 5.00%, 9/01/22	80,000	85,654
Environmental-2014, Series A, 5.00%, 9/01/22	3,025,000	3,231,275
New Jersey State GO, Refunding, Series Q, 5.00%, 8/15/18	15,885,000	17,894,294
Ocean County GO, Refunding, 5.00%, 8/01/19	1,125,000	1,312,222
Rutgers State University GO, The State University of New Jersey, Refunding, Series J, 5.00%,
5/01/17	1,000,000	1,092,170
		59,262,664
New Mexico 1.7%
New Mexico Educational Assistance Foundation Revenue, Education Loan, Series A-1, 4.00%,
12/01/15	4,000,000	4,111,200
New Mexico State Severance Tax Revenue, Series A, 4.00%, 7/01/20	11,640,000	12,695,050
Taos County Gross Receipts Tax Revenue, County Education Improvement, BAM Insured,
3.00%, 4/01/16	1,000,000	1,017,980
3.00%, 4/01/17	750,000	768,240
3.50%, 4/01/19	1,000,000	1,034,960
		19,627,430

86 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New York 11.2%
Beekmantown CSD, GO, Refunding, AGMC Insured,
4.00%, 6/15/15	$1,245,000	$1,257,936
2.00%, 6/15/16	1,075,000	1,085,610
East Meadow Union Free School District GO, Nassau County, Refunding,
3.00%, 8/15/15	1,000,000	1,012,600
4.00%, 8/15/16	1,000,000	1,052,340
4.00%, 8/15/17	1,000,000	1,079,170
Freeport GO, Public Improvement, Refunding, Series A, 5.00%, 1/15/19	1,920,000	2,170,541
MTA Service Contract Revenue, Transportation Facilities, Series O, ETM, 5.50%, 7/01/17	9,220,000	10,013,381
New York City GO,
Fiscal 2008, Refunding, Series A-1, 5.00%, 8/01/19	20,000,000	22,004,600
Refunding, Series G, 5.25%, 8/01/16	9,010,000	9,629,708
Refunding, Series G, 5.00%, 8/01/20	7,000,000	8,248,100
New York City Transitional Financial Authority Revenue, Future Tax Secured, Refunding,
Sub Series A-2, 5.00%, 11/01/16	5,175,000	5,214,382
New York State Dormitory Authority Revenues, Non-State Supported Debt,
Municipal Health Facilities Improvement Program, Lease, New York City Issue, Refunding,
Series 1,5.00%, 1/15/19	4,000,000	4,421,840
Rochester General Hospital, Radian Insured, ETM, 5.00%, 12/01/15	100,000	103,448
School District Financing Program, Series A, AGMC Insured, 5.00%, 10/01/15	1,000,000	1,027,270
Wyckoff Heights Medical Center, Refunding, 4.00%, 2/15/18	2,200,000	2,389,178
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Series C, 5.00%, 12/15/18	2,785,000	3,014,651
Education, Series C, Pre-Refunded, 5.00%, 12/15/18	3,380,000	3,652,394
General Purpose, Refunding, Series A, 5.00%, 12/15/19	6,095,000	7,152,300
New York State Environmental Facilities Corp. Special Obligation Revenue, Riverbank State Park,
Refunding, CIFG Insured, 5.00%, 4/01/16	200,000	210,214
New York State GO, Series A, 5.00%, 3/01/18	1,130,000	1,227,587
New York Thruway Authority General Junior Indebtedness Obligations Revenue, Series A, 5.00%,
5/01/19	15,000,000	17,219,550
Patchogue-Medford Union Free School District GO, Refunding, Series B, 3.00%, 7/01/16	1,000,000	1,033,380
Poughkeepsie Town GO, Public Improvement, Refunding, AGMC Insured, 5.00%, 4/15/15	250,000	251,380
Rochester GO, Refunding, Series IV, 2.00%, 10/15/15	1,850,000	1,870,868
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A, 5.00%,
10/01/16	9,910,000	10,598,943
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%,
7/01/16	1,250,000	1,320,587
7/01/17	3,000,000	3,284,520
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, State Contingency Contract Secured,
Refunding, Series B, 5.00%, 6/01/20	4,000,000	4,045,480
		125,591,958
North Carolina 0.9%
Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22	7,500,000	7,824,825
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A,
Assured Guaranty, 5.25%, 1/01/19	2,350,000	2,637,993
		10,462,818

franklintempleton.com Annual Report | 87

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Ohio 4.5%
Akron COP, District Energy Project, 2.75%, 12/01/16	$975,000	$1,009,876
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project, Refunding,
Series A, 5.00%, 2/15/20	7,000,000	8,120,420
Butler County GO, Various Purpose, Refunding, 3.00%,
12/01/15	935,000	954,747
12/01/16	500,000	522,095
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/19	7,870,000	8,886,961
Series C, Assured Guaranty, 5.00%, 1/01/16	5,140,000	5,327,096
Cleveland Public Power System Revenue, Refunding, Series A-1, NATL Insured,
5.00%, 11/15/20	2,370,000	2,526,207
Pre-Refunded, 5.00%, 11/15/20	2,630,000	2,834,404
Hamilton GO, Various Purpose, Street Improvement and Building, Refunding, 2.00%, 11/01/15	1,465,000	1,482,624
Northeast Regional Sewer District Revenue, Refunding, 5.00%, 11/15/17	5,750,000	6,404,522
Ohio State Department of Administrative Services COP, Administrative Knowledge System Project,
Series A, NATL Insured, Pre-Refunded, 5.25%, 9/01/15	6,205,000	6,205,000
Ohio State Higher Educational Facilities Commission Revenue, Case Western Reserve University
Project, 4.00%, 12/01/17	2,225,000	2,420,844
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 3.00%,
12/01/15	1,210,000	1,234,999
12/01/16	1,265,000	1,320,673
Toledo GO, Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/15	1,185,000	1,208,416
		50,458,884
Oklahoma 1.0%
Cleveland County Educational Facilities Authority Educational Facilities Lease Revenue, Norman
Public Schools Project, 5.00%, 7/01/17	3,040,000	3,332,752
Oklahoma County ISD No. 89 GO, Oaklahoma City School District, 2.00%, 7/01/16	4,195,000	4,280,788
Tulsa County Industrial Authority Educational Facilities Lease Revenue, Broken Arrow Public Schools
Project, 4.00%, 9/01/15	4,000,000	4,074,440
		11,687,980
Pennsylvania 5.6%
Beaver County IDAR, Pollution Control, FirstEnergy Generation Project, Refunding, Series A, 3.50%,
4/01/41	3,500,000	3,635,905
[b]Hempfield Area School District Westmoreland County GO, Refunding,
3.00%, 10/15/16	965,000	1,000,416
4.00%, 10/15/17	1,615,000	1,740,372
Pennsylvania State Economic Development Financing Authority Exempt Facilities Revenue,
PPL Energy Supply LLC Project, Mandatory Put 9/01/15, Refunding, Series A, 3.00%, 12/01/38	10,000,000	10,096,900
Philadelphia Gas Works Revenue, 1998 General Ordinance, Refunding, Tenth Series, AGMC Insured,
3.50%, 7/01/16	6,190,000	6,378,176
4.00%, 7/01/17	4,795,000	5,056,519
Philadelphia GO, Refunding, Series A, AGMC Insured, 5.25%, 8/01/17	10,000,000	11,008,700
Philadelphia School District GO, Refunding, Series C, 5.00%,
9/01/15	1,500,000	1,534,680
9/01/16	2,630,000	2,804,448
9/01/17	2,750,000	3,005,778
Pittsburgh School District GO, Refunding, Series A, 4.00%, 9/01/17	4,250,000	4,546,692

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Reading School District GO, Refunding, Series A, 5.00%,
4/01/17	$4,500,000	$4,787,190
4/01/18	4,035,000	4,367,847
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series A,
Assured Guaranty, ETM,
4.00%, 7/01/15	1,235,000	1,250,363
5.00%, 7/01/16	1,325,000	1,407,283
		62,621,269
Rhode Island 0.6%
Rhode Island State and Providence Plantations GO, Consolidated Capital Development Loan,
Refunding, Series A, 5.00%, 8/01/18	6,290,000	7,126,444
South Carolina 0.9%
Charleston Educational Excellence FICO Revenue, Installment Purchase, Charleston County School
District Project, Pre-Refunded, 5.25%, 12/01/24	10,000,000	10,378,600
Tennessee 1.6%
Memphis Electric System Revenue, Subordinate, Refunding, 5.00%, 12/01/15	8,000,000	8,287,520
Sevier County PBA Revenue, Local Government Public Improvement, Series VII-D-1, 5.00%,
6/01/15	9,000,000	9,103,410
		17,390,930
Texas 5.7%
Austin Water and Wastewater System Revenue, Refunding, Series A,
4.00%, 11/15/15	1,700,000	1,745,713
4.00%, 11/15/16	600,000	636,390
5.00%, 11/15/17	500,000	557,200
Brock ISD, GO, Capital Appreciation, PSF Guarantee, zero cpn., 8/15/16	460,000	457,415
City of Dallas Waterworks and Sewer System Revenue, Improvement, AGMC Insured, Pre-Refunded,
5.00%, 10/01/31	5,000,000	5,138,750
Crandall ISD, GO, Refunding, Series A, PSF Guarantee, zero cpn., 8/15/15	1,000,000	996,880
Cypress-Fairbanks ISD, GO, Refunding, PSF Guarantee, 4.25%, 2/15/20	5,780,000	6,173,791
Dallas Area Rapid Transit Sales Tax Revenue, senior lien,
AMBAC Insured, Pre-Refunded, 4.50%, 12/01/24	3,890,000	4,164,401
Refunding, AMBAC Insured, 4.50%, 12/01/24	2,830,000	3,022,440
Dallas/Fort Worth International Airport Revenue, Joint, Refunding, Series D, 5.00%, 11/01/17	2,000,000	2,231,160
Leander ISD, GO, Williamson and Travis Counties, Refunding, PSF Guarantee, zero cpn., 8/15/16	1,000,000	994,380
Tarrant County Cultural Education Facilities Finance Corp. Revenue, CHRISTUS Health,
Refunding, Series A, Assured Guaranty, 5.75%, 7/01/18	1,085,000	1,193,207
Series A, Assured Guaranty, Pre-Refunded, 5.75%, 7/01/18	335,000	341,700
Texas State A&M University System Permanent University Fund Revenue, Refunding, 5.00%,
7/01/19	5,845,000	6,802,469
Texas State PFAR,
Southern University Financing System, Refunding, BAM Insured, 4.00%, 11/01/15	3,160,000	3,226,866
Southern University Financing System, Refunding, BAM Insured, 5.00%, 11/01/16	2,000,000	2,129,160
Unemployment Compensation Obligation Assessment, Refunding, Series B, 4.00%, 7/01/17	7,420,000	7,903,784
Texas State Transportation Commission Revenue, State Highway Fund, first tier,
Refunding, Series A, 5.00%, 4/01/19	5,000,000	5,781,450
Series A, Pre-Refunded, 5.00%, 4/01/20	4,195,000	4,406,889

franklintempleton.com Annual Report | 89

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Wylie ISD, GO, Collin County, Capital Appreciation Bonds, Refunding, PSF Guarantee, zero cpn.,
8/15/16	$2,535,000	$2,514,568
8/15/17	3,775,000	3,699,236
		64,117,849
Utah 0.2%
Nebo School District GO, Utah County, Refunding, Series A, 2.00%,
7/01/16	1,200,000	1,207,092
7/01/17	1,000,000	1,004,210
		2,211,302
Virginia 0.1%
Virginia State HDA Commonwealth Mortgage Revenue, Sub Series C-5, 2.45%, 7/01/19	1,400,000	1,480,822
Washington 1.9%
King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18	2,290,000	2,424,858
Pierce County School District No. 010 Tacoma GO, Refunding, Series A, AGMC Insured, 5.00%,
12/01/19	5,575,000	5,772,355
12/01/20	5,475,000	5,668,377
Snohomish County Everett School District No. 2 GO, Refunding, 4.00%, 12/01/17	2,400,000	2,607,840
Snohomish County School District No. 103 GO, Monroe, Refunding, 2.50%, 12/01/15	3,895,000	3,960,475
Washington State Health Care Facilities Authority Revenue, MultiCare Health System, Series B,
AGMC Insured, 4.00%, 8/15/15	625,000	635,756
		21,069,661
Wisconsin 1.8%
Wisconsin State GO, Refunding, Series 4, 5.00%, 5/01/19	5,000,000	5,786,000
Wisconsin State Transportation Revenue, Refunding, Series A, AGMC Insured, 5.00%, 7/01/16	13,900,000	14,121,288
		19,907,288
Wyoming 1.9%
Sweetwater County 2013 Specific Purpose Tax Joint Powers Board Revenue,
5.00%, 12/15/17	5,370,000	5,856,791
4.00%, 6/15/18	4,510,000	4,865,839
2.125%, 12/15/18	580,000	579,466
5.00%, 12/15/18	9,000,000	9,966,330
		21,268,426

Total Municipal Bonds before Short Term Investments
(Cost $1,029,628,080)		1,045,126,615
Short Term Investments 6.9%
Municipal Bonds 6.9%
Alabama 0.6%
Alabama State Public School and College Authority Revenue, Pool, Refunding, Series A, 4.00%,
3/01/15	6,585,000	6,585,000
Arizona 0.9%
Arizona State Transportation Broad Highway Revenue, Highway, Subordinated, Refunding, Series A,
5.00%, 7/01/15	9,380,000	9,528,673
California 0.5%
California State Public Works Board Lease Revenue, The Regents of the University of California,
Various University of California Project, Series G, ETM, 5.00%, 12/01/15	5,000,000	5,180,050

90 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Connecticut 0.4%
[c]Connecticut State GO, Variable, Economic Recovery Notes, Refunding, Series A-1, Daily VRDN and
Put, 0.22%, 7/01/16	$5,000,000	$5,000,000
Georgia 2.6%
Bartow County School District GO, Series A, 4.00%, 10/01/15	10,000,000	10,217,700
[c]Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Refunding,
First Series, Daily VRDN and Put, 0.01%, 7/01/49	19,000,000	19,000,000
		29,217,700
Kansas 0.5%
[a]Kansas State Department of Transportation Highway Revenue, Refunding, Series B-5, Monthly FRN,
0.515%, 9/01/19	5,700,000	5,658,903
New Jersey 0.5%
Garden State Preservation Trust Open Space and Farmland Preservation Revenue, Forward Delivery,
Series B, NATL Insured, 6.375%, 11/01/15	5,000,000	5,200,600
Pennsylvania 0.9%
[b]Hempfield Area School District Westmoreland County GO, Refunding, 1.00%, 10/15/15	5,430,000	5,454,218
[a]Pennsylvania State Turnpike Commission Turnpike Revenue, Series A, Weekly FRN, 1.17%,
12/01/19	5,000,000	5,114,400
		10,568,618
Total Short Term Investments (Cost $76,888,815)		76,939,544
Total Investments (Cost $1,106,516,895) 100.0%		1,122,066,159
Other Assets, less Liabilities (0.0)%†		(82,372)
Net Assets 100.0%		$1,121,983,787

See Abbreviations on page 168.

†Rounds to less than 0.1% of net assets.
aThe coupon rate shown represents the rate at period end.
bSecurity purchased on a when-issued basis. See Note 1(b).
cVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 91

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.15	$10.98	$10.59	$9.60	$9.99
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.46	0.51	0.52
Net realized and unrealized gains (losses)	0.54	(0.84)	0.38	1.00	(0.39)
Total from investment operations	1.00	(0.37)	0.84	1.51	0.13
Less distributions from net investment income	(0.47)	(0.46)	(0.45)	(0.52)	(0.52)
Net asset value, end of year	$10.68	$10.15	$10.98	$10.59	$9.60

Total return[d]	9.99%	(3.20)%	7.95%	16.20%	1.19%

Ratios to average net assets
Expenses	0.65%	0.63%	0.65%	0.64%	0.63%
Net investment income	4.39%	4.64%	4.22%	5.12%	5.18%

Supplemental data
Net assets, end of year (000's)	$5,244,428	$5,014,941	$6,559,328	$5,881,103	$5,133,343
Portfolio turnover rate	8.29%	17.08%	10.47%	8.86%	18.18%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.31	$11.14	$10.75	$9.73	$10.12
Income from investment operations[b]:
Net investment income[c]	0.41	0.42	0.40	0.47	0.47
Net realized and unrealized gains (losses)	0.55	(0.85)	0.38	1.02	(0.40)
Total from investment operations	0.96	(0.43)	0.78	1.49	0.07
Less distributions from net investment income	(0.41)	(0.40)	(0.39)	(0.47)	(0.46)
Net asset value, end of year	$10.86	$10.31	$11.14	$10.75	$9.73

Total return[d]	9.43%	(3.77)%	7.33%	15.68%	0.59%

Ratios to average net assets
Expenses	1.20%	1.18%	1.20%	1.19%	1.18%
Net investment income	3.84%	4.09%	3.67%	4.57%	4.63%

Supplemental data
Net assets, end of year (000's)	$1,100,883	$1,042,823	$1,446,670	$1,219,076	$996,921
Portfolio turnover rate	8.29%	17.08%	10.47%	8.86%	18.18%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 93

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.18	$11.02	$10.63	$9.63	$10.02
Income from investment operations[b]:
Net investment income[c]	0.47	0.49	0.47	0.53	0.53
Net realized and unrealized gains (losses)	0.55	(0.86)	0.38	1.00	(0.39)
Total from investment operations	1.02	(0.37)	0.85	1.53	0.14
Less distributions from net investment income	(0.48)	(0.47)	(0.46)	(0.53)	(0.53)
Net asset value, end of year	$10.72	$10.18	$11.02	$10.63	$9.63

Total return	10.16%	(3.19)%	8.03%	16.37%	1.29%

Ratios to average net assets
Expenses	0.55%	0.53%	0.55%	0.54%	0.53%
Net investment income	4.49%	4.74%	4.32%	5.22%	5.28%

Supplemental data
Net assets, end of year (000's)	$2,194,757	$1,737,090	$2,156,523	$1,438,591	$848,957
Portfolio turnover rate	8.29%	17.08%	10.47%	8.86%	18.18%

aFor the year ended February 29. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. cBased on average daily shares outstanding.

94 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin High Yield Tax-Free Income Fund

	Units	Value
Common Stocks and Other Equity Interests (Cost $717,086) 0.0%†
Diversified Financial Services 0.0%†
[a,b]1155 Island Avenue LLC, LP	9,185,586	$717,082

	Principal
	Amount
Corporate Bonds (Cost $4,133,513) 0.1%
Diversified Financial Services 0.1%
[c]1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$4,133,514	4,137,242
Municipal Bonds 94.0%
Alabama 1.6%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	6,000,000	6,967,740
Cullman County Health Care Authority GO, Refunding, Series A, 7.00%, 2/01/36	7,500,000	8,184,375
Jefferson County Sewer Revenue, wts., sub. lien, Refunding,
Series E, zero cpn., 10/01/28	7,350,000	3,106,478
Series E, zero cpn., 10/01/29	13,465,000	5,226,036
Series E, zero cpn., 10/01/30	19,050,000	6,770,941
Series E, zero cpn., 10/01/31	24,845,000	8,091,768
Series E, zero cpn., 10/01/32	30,825,000	9,205,886
Series E, zero cpn., 10/01/33	35,700,000	9,798,936
Series E, zero cpn., 10/01/34	28,020,000	7,062,161
Series E, zero cpn., 10/01/35	15,000,000	3,474,450
Series E, zero cpn., 10/01/36	12,425,000	2,630,248
Series F, zero cpn. to 9/30/23, 7.50% thereafter, 10/01/39	75,000,000	49,124,250
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects, Series A,
9.25%, 3/01/33	5,500,000	6,875,880
Selma IDBR, Gulf Opportunity Zone,
International Paper Co. Project, Series A, 5.375%, 12/01/35	3,250,000	3,635,710
International Paper Co. Projects, Series A, 5.80%, 5/01/34	3,000,000	3,435,570
		133,590,429
Alaska 0.1%
Anchorage Electric Utility Revenue, senior lien, Refunding, Series A, 5.00%, 12/01/41	8,875,000	10,075,255
Arizona 2.2%
Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series B, Sub Series B-1,
5.25%, 3/01/39	10,000,000	11,012,300
Downtown Phoenix Hotel Corp. Revenue, Subordinate, Series B, NATL Insured, 5.00%,
7/01/36	10,000,000	10,089,500
Maricopa County PCC, PCR,
El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 4/01/40	20,000,000	23,547,800
Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	15,000,000	16,702,200
Navajo County PCC Revenue, Arizona Public Service Co. Cholla Project, Mandatory Put 6/01/16,
Refunding, Series D, 5.75%, 6/01/34	10,750,000	11,385,217
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	20,000,000	21,748,800
senior lien, Series A, 5.00%, 7/01/38	15,000,000	16,516,500
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	15,405,000	17,255,911
Pinal County Electrical District No. 3 Electric System Revenue, Refunding, 5.25%, 7/01/41	10,000,000	11,244,200
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25	6,000,000	7,268,400
5.50%, 12/01/29	11,105,000	13,573,197

franklintempleton.com Annual Report | 95

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Arizona (continued)
University Medical Center Corp. Hospital Revenue, Tucson,
6.00%, 7/01/24	$250,000	$288,423
6.25%, 7/01/29	1,000,000	1,162,590
5.00%, 7/01/35	10,175,000	10,278,988
6.50%, 7/01/39	1,500,000	1,749,810
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc.
Project, Refunding, Series A, 6.375%, 12/01/37	15,500,000	14,672,145
		188,495,981
California 17.3%
Alvord USD, GO, Election of 2007, Refunding, Series B, AGMC Insured, zero cpn., 8/01/41	30,750,000	9,592,770
Azusa Special Tax, CFD No. 2005-1, Improvement Area No. 1, 5.00%, 9/01/37	3,960,000	4,024,825
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series F-1, Pre-Refunded,
5.50%, 4/01/43	29,685,000	33,953,406
Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
5.35%, 9/01/36	3,680,000	3,682,061
Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23	3,140,000	3,369,628
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed,
Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	3,700,000	3,700,481
Kern County Tobacco Funding Corp., Refunding, 4.00%, 6/01/29	13,110,000	13,116,948
California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31	10,000,000	10,073,100
California Infrastructure and Economic Development Bank Revenue, North County Center for
Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%,
12/01/30	10,300,000	12,311,178
12/01/35	5,000,000	5,865,750
California PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%, 8/01/40	6,000,000	6,480,900
California State GO, Various Purpose,
6.00%, 4/01/38	28,725,000	34,432,945
5.25%, 11/01/40	47,000,000	55,269,650
Refunding, 5.25%, 3/01/30	70,000,000	82,063,800
Refunding, 5.50%, 3/01/40	60,000,000	70,552,800
Refunding, 5.00%, 10/01/41	10,000,000	11,267,800
California State Health Facilities Financing Authority Revenue, Children's Hospital of Orange
County, Series A, 6.50%,
11/01/24	5,000,000	6,151,050
11/01/38	8,000,000	9,740,640
California State Municipal Finance Authority Revenue, Harbor Regional Center Project, 8.50%,
11/01/39	5,000,000	6,164,900
California State Public Works Board Lease Revenue,
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, 6.00%,
11/01/29	7,365,000	8,854,277
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, 6.00%,
11/01/34	17,560,000	20,875,504
Various Capital Projects, Series A, 5.00%, 4/01/30	17,785,000	20,280,058
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.00%, 10/01/29	3,125,000	3,493,156
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,645,650
Monterey Institute International, 5.50%, 7/01/31	12,920,000	14,895,468
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	5,000,000	5,535,400
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	10,000,000	10,765,700
Sutter Health, Refunding, Series A, 5.00%, 11/15/43	25,000,000	25,632,500

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Special Tax Revenue, CFD No. 2007-01, Orinda Wilder Project, Series A,
6.00%, 9/01/37	$9,905,000	$10,209,876
Centinela Valley UHSD, GO, County of Los Angeles, Election of 2010, Series B, AGMC Insured,
Insured, zero cpn., 8/01/37	8,400,000	2,512,524
Chabot-Las Positas Community College District GO, Capital Appreciation, Series C, AMBAC
zero cpn.,
8/01/33	15,000,000	6,117,750
8/01/34	10,000,000	3,871,200
Chino CFD Special Tax, No. 2003-3, Improvement Area 2, 5.00%, 9/01/36	2,215,000	2,221,778
Chula Vista CFD Special Tax, No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36	1,670,000	1,616,159
Compton Community College District GO, Election of 2002, Series D, BAM Insured, zero cpn.,
8/01/30	3,425,000	1,696,060
8/01/32	4,000,000	1,708,280
8/01/34	4,560,000	1,664,081
8/01/36	5,250,000	1,650,338
8/01/37	3,065,000	893,785
8/01/38	6,000,000	1,625,460
El Dorado County CFD No. 2001-1 Special Tax, Promontory Specific Plan, 6.30%, 9/01/31	3,500,000	3,525,515
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50%
thereafter, 1/15/31	7,295,000	5,560,979
Convertible Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24,
5.40% thereafter, 1/15/30	10,000,000	7,560,600
junior lien, Refunding, Series C, 6.25%, 1/15/33	17,580,000	20,999,310
junior lien, Refunding, Series C, 6.50%, 1/15/43	28,790,000	34,519,786
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Enhanced, Asset-Backed,
Refunding, Series A,
5.00%, 6/01/45	15,750,000	15,922,777
AMBAC Insured, 5.00%, 6/01/45	13,250,000	13,395,352
Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36	6,595,000	6,327,902
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D,
5.00%, 5/15/40	52,685,000	60,029,816
Los Angeles MFR, Refunding,
Series J-1C, 7.125%, 1/01/24	15,000	15,024
[b]Series J-2C, 8.50%, 1/01/24	110,000	110,157
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	43,094,074
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29	30,505,000	39,829,768
Series B, 7.00%, 11/01/34	20,000,000	28,770,000
Series C, 6.50%, 11/01/39	20,000,000	27,673,800
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, 6.75%, 9/01/40	3,750,000	4,512,600
Palmdale Elementary School District Special Tax, CFD No. 90-1, Series A, AGMC Insured,
zero cpn., 8/01/28	1,500,000	806,685
zero cpn., 8/01/30	1,250,000	597,350
zero cpn., 8/01/31	1,250,000	567,588
zero cpn. to 8/01/25, 5.625% thereafter, 8/01/34	2,500,000	1,554,025
Perris UHSD Financing Authority Special Tax,
5.75%, 9/01/30	1,690,000	1,749,995
6.00%, 9/01/33	2,570,000	2,662,417
6.125%, 9/01/41	5,500,000	5,696,405
Poway USD Special Tax, CFD No. 14, Del Sur, 5.25%, 9/01/36	7,465,000	7,662,225

franklintempleton.com Annual Report | 97

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside County Transportation Commission Toll Revenue, senior lien,
Series A, 5.75%, 6/01/44	$6,065,000	$7,034,308
Series A, zero cpn., 6/01/42	7,000,000	2,099,300
Series B, zero cpn., 6/01/32	4,000,000	1,950,240
Series B, zero cpn., 6/01/33	5,500,000	2,553,870
Series B, zero cpn., 6/01/41	5,000,000	1,571,300
Rocklin Special Tax, CFD No. 10, Whitney Ranch, 5.00%, 9/01/35	7,030,000	7,045,114
Romoland School District Special Tax, CFD No. 1,
Improvement Area 1, 5.35%, 9/01/28	7,015,000	7,052,811
Improvement Area 1, 5.40%, 9/01/36	6,175,000	6,201,059
Improvement Area 2, 5.35%, 9/01/38	7,900,000	7,926,465
Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25	1,550,000	1,554,759
San Buenaventura Revenue, Community Memorial Health System,
8.00%, 12/01/31	10,000,000	12,931,500
7.50%, 12/01/41	15,000,000	18,615,000
San Diego USD, GO,
Dedicated Unlimited Ad Valorem Property Tax, Election of 2008, Capital Appreciation, Series G,
zero cpn., 7/01/34	5,000,000	2,078,450
Dedicated Unlimited Ad Valorem Property Tax, Election of 2008, Capital Appreciation, Series G,
zero cpn., 7/01/35	10,000,000	3,894,500
Election of 2008, Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	44,565,000	22,787,421
Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	33,305,000	16,727,769
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%,
4/01/29	10,000,000	11,331,800
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/24	52,700,000	43,980,785
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	35,256,000	24,059,400
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	35,256,000	24,050,233
junior lien, ETM, zero cpn., 1/01/25	45,200,000	36,563,184
junior lien, ETM, zero cpn., 1/01/26	131,900,000	102,755,376
junior lien, ETM, zero cpn., 1/01/27	139,100,000	103,689,313
Refunding, Series B, 5.25%, 1/15/44	20,000,000	21,663,800
Refunding, Series B, 5.25%, 1/15/49	25,000,000	26,975,000
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project,
6.50%, 5/01/42	10,000,000	12,276,000
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn.
to 9/01/28, 6.70% thereafter, 9/01/41	20,000,000	13,259,400
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A,
zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42	40,000,000	27,850,000
Seal Beach CFD No. 2005-01 Special Tax, Pacific Gateway Business Center, 5.30%, 9/01/36	2,000,000	2,009,660
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental Center, Series A, 6.00%, 9/01/36	7,740,000	9,173,371
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%,
11/01/27	9,855,000	11,875,275
[b,d]Stockton PFA Lease Revenue, Capital Improvement Projects, Series A,
6.75%, 9/01/29	15,905,000	397,625
7.00%, 9/01/38	12,175,000	304,375
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, 6.00%, 9/01/36	19,810,000	20,583,382
		1,481,545,631

98 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Colorado 3.8%
Colorado State Health Facilities Authority Revenue, Hospital, Refunding, Series C, AGMC Insured,
5.25%, 3/01/40	$20,000,000	$22,424,400
Denver City and County Airport System Revenue, Series B, 4.00%, 11/15/43	10,250,000	10,502,253
Denver City and County Special Facilities Airport Revenue, United Air Lines Project, Refunding,
Series A, 5.25%, 10/01/32	5,000,000	5,274,100
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%, 12/01/30	15,000,000	15,468,900
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28	15,000,000	9,014,700
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29	10,000,000	4,833,100
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30	17,300,000	7,862,677
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31	10,000,000	4,280,000
Current Interest, Series C, 5.375%, 9/01/26	5,000,000	5,786,150
Series A, Sub Series A-1, NATL Insured, 5.50%, 9/01/24	10,000,000	10,243,200
Series C, Sub Series C-1, NATL Insured, 5.50%, 9/01/24	3,000,000	3,072,960
Series D, Sub Series D-1, NATL Insured, 5.50%, 9/01/24	6,000,000	6,145,920
Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding, 6.95%,
8/01/19	41,200,000	42,310,752
Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40	3,000,000	3,167,580
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23	2,465,000	3,044,324
6.25%, 11/15/28	12,500,000	16,278,125
6.50%, 11/15/38	90,100,000	125,411,992
Regional Transportation District COP, Series A, 5.00%, 6/01/25	13,500,000	15,354,090
Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
12/01/28	7,640,000	7,665,747
[b,e]Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31	3,000,000	2,250,000
		320,390,970
Connecticut 0.1%
Connecticut State Health and Educational Facilities Authority Revenue, St. Mary's Hospital Issue,
Refunding, Series E, 5.50%, 7/01/20	5,650,000	5,653,616
District of Columbia 2.6%
District of Columbia Hospital Revenue, Children's Hospital Obligated Group, Assured Guaranty,
5.25%, 7/15/38	11,000,000	12,172,270
District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36	1,500,000	1,619,055
American Society of Hematology Issue, 5.00%, 7/01/42	9,515,000	10,207,121
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/36	12,425,000	13,768,764
Assn. of American Medical Colleges Issue, Series B, 5.00%, 10/01/41	5,010,000	5,420,319
The Catholic University of America Issue, Refunding, 5.00%, 10/01/34	3,750,000	4,111,725
Center for Strategic and International Studies Inc. Issue, Refunding, 6.375%, 3/01/31	5,200,000	5,995,704
Center for Strategic and International Studies Inc. Issue, Refunding, 6.625%, 3/01/41	5,500,000	6,383,080
Deed Tax, Series A, 5.00%, 6/01/40	13,000,000	14,364,740
The Methodist Home of the District of Columbia Issue, 6.00%, 1/01/29	4,750,000	4,750,237
The Methodist Home of the District of Columbia Issue, Series A, 7.375%, 1/01/30	2,525,000	2,528,232
The Methodist Home of the District of Columbia Issue, Series A, 7.50%, 1/01/39	4,580,000	4,585,679
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33	22,000,000	27,742,220
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46	175,000,000	22,695,750

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital Appreciation,
second lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50% thereafter, 10/01/41	$60,145,000	$71,387,905
Washington Convention and Sports Authority Dedicated Tax Revenue, senior lien, Convention
Center Hotel Project, Series A, 5.00%, 10/01/40	10,000,000	11,057,400
		218,790,201
Florida 5.9%
Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34	4,400,000	4,409,064
Boggy Creek Improvement District Special Assessment Revenue, Refunding, 5.125%, 5/01/43	4,910,000	5,144,649
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project,
Series B, Pre-Refunded, 7.00%, 4/01/39	6,500,000	8,018,205
Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31	1,145,000	1,146,305
Cape Coral Water and Sewer Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/42	7,500,000	8,289,900
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	1,370,000	1,369,973
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1, 6.00%,
6/01/17	25,000,000	27,846,500
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33	5,500,000	6,269,615
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38	12,000,000	13,633,920
Hodges University Inc. Project, 6.125%, 11/01/43	10,035,000	11,510,747
East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36	1,385,000	1,410,442
Escambia County Environmental Improvement Revenue, International Paper Co. Projects,
Series A, 9.50%, 3/01/33	7,975,000	10,045,150
Florida State Board of Education Public Education GO, Capital Outlay, Refunding, Series D,
6.00%, 6/01/23	5,000,000	6,521,350
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43	35,275,000	36,375,580
Halifax Hospital Medical Center Hospital Revenue, Daytona Beach, Refunding and Improvement,
Series A, 5.375%, 6/01/46	17,950,000	18,542,888
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,525,000	7,485,545
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%, 5/01/33	2,460,000	2,434,736
Indigo CDD Capital Improvement Revenue, Refunding,
Series A, 7.00%, 5/01/31	775,000	750,270
[b,d]Series C, 7.00%, 5/01/30	4,163,999	2,081,999
Lake Ashton CDD Revenue, Capital Improvement, Series A, 7.40%, 5/01/32	1,210,000	1,210,085
Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates, Accredited
Investors, Refunding,
5.875%, 1/01/19	870,000	963,029
6.25%, 1/01/28	1,230,000	1,315,018
6.375%, 1/01/43	2,250,000	2,408,422
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center,
5.50%, 11/15/42	3,800,000	4,209,374
Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A, 5.50%,
10/01/41	20,850,000	24,144,508
Miami-Dade County Educational Facilities Authority Revenue, University of Miami Issue, Refunding,
Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	13,373,108
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	44,360,000	49,550,564
Miami-Dade County Professional Sports Franchise Facilities Revenue, Capital Appreciation,
Refunding, Series A, Assured Guaranty, zero cpn., 10/01/45	25,000,000	5,897,750
Miami-Dade County School Board COP,
Refunding, Series A, 5.00%, 5/01/31	7,985,000	9,077,108
Refunding, Series A, 5.00%, 5/01/32	10,000,000	11,244,900
Series B, Assured Guaranty, 5.00%, 5/01/33	14,310,000	15,640,258

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Special Obligation Revenue, Refunding, Series A, 5.00%, 10/01/30	$10,925,000	$12,419,321
North Sumter County Utility Dependent District Utility Revenue, sub. bond,
6.00%, 10/01/30	3,780,000	4,389,676
6.25%, 10/01/43	6,865,000	8,098,915
Northern Palm Beach County ID Special Assessment, Water Control and Improvement,
Unit of Development No. 2C, 5.00%, 8/01/34	2,700,000	2,773,305
Unit of Development No. 2C, 5.20%, 8/01/46	6,000,000	6,211,860
Unit of Development No. 46, Series A, 5.35%, 8/01/41	800,000	823,792
Orlando-Orange County Expressway Authority Revenue, Series C, 5.00%, 7/01/35	7,965,000	8,981,414
Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36	1,100,000	1,111,737
Pelican Marsh CDD Special Assessment Revenue, Refunding,
4.875%, 5/01/22	1,035,000	1,057,832
5.375%, 5/01/31	1,415,000	1,455,936
Pensacola Airport Revenue, Refunding, 6.00%, 10/01/28	7,000,000	7,804,790
[b,d]Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38	2,705,000	1,062,335
[b]River Place St. Lucie CDD Special Assessment Revenue, Series A, 7.625%,
5/01/21	680,000	673,180
5/01/30	1,590,000	1,547,404
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37	6,900,000	6,903,312
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group,
Refunding, 5.00%, 5/01/36	12,500,000	13,605,875
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
Obligated Group,
5.00%, 8/15/32	15,000,000	16,222,800
Refunding, 5.00%, 8/15/42	15,500,000	16,635,840
Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37	1,780,000	1,572,488
Village CDD No. 6 Special Assessment Revenue, Refunding, 4.00%,
5/01/29	6,310,000	6,419,920
5/01/35	3,960,000	3,978,216
Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38	7,500,000	8,437,800
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31	7,620,000	9,144,305
7.00%, 5/01/41	7,080,000	8,665,708
Refunding, 5.00%, 5/01/22	1,555,000	1,644,475
Refunding, 5.25%, 5/01/31	2,010,000	2,306,274
Refunding, 5.50%, 5/01/42	2,100,000	2,444,673
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31	2,000,000	2,324,560
5.00%, 5/01/32	5,800,000	6,412,132
5.125%, 5/01/43	9,000,000	10,192,410
6.00%, 5/01/44	8,000,000	9,377,360
Village CDD No. 11 Special Assessment Revenue, 4.125%, 5/01/29	3,230,000	3,262,203
Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36	1,500,000	1,468,155
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	735,000	735,537
Winter Garden Village at Fowler Groves CDD Special Assessment, 5.65%, 5/01/37	1,785,000	1,811,436
		504,297,938
Georgia 2.9%
Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31	1,035,000	1,045,091
Atlanta Water and Wastewater Revenue, Refunding,
[f]5.00%, 11/01/40	20,000,000	22,857,800
Series A, 6.25%, 11/01/34	30,000,000	36,342,600
Series B, AGMC Insured, 5.25%, 11/01/34	30,000,000	34,315,200

franklintempleton.com Annual Report | 101

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
12/01/28	$1,470,000	$1,469,927
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project,
Series C, 5.70%, 1/01/43	55,000,000	58,698,200
Series E, 7.00%, 1/01/23	25,000,000	28,393,500
Carrollton Payroll Development Authority Revenue, UWG Phase II LLC Project, AGMC Insured,
5.00%, 6/15/40	2,000,000	2,179,160
Forsyth County Hospital Authority Revenue, Anticipation Certificates, Georgia Baptist Health Care
System Project, ETM,
6.25%, 10/01/18	2,840,000	3,085,774
6.375%, 10/01/28	8,000,000	10,240,640
Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27	5,000,000	5,085,200
Gainesville RDA Educational Facilities Revenue, Riverside Military Academy Project, Refunding,
5.125%, 3/01/37	6,500,000	6,279,585
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%,
9/15/25	5,000,000	6,021,150
9/15/27	4,000,000	4,805,880
9/15/28	10,000,000	11,985,200
Richmond County Development Authority Environmental Improvement Revenue, International
Paper Co. Project, Series A, 6.25%, 11/01/33	7,000,000	8,110,550
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A,
6.25%, 11/01/33	4,865,000	5,636,832
		246,552,289
Hawaii 0.4%
Hawaii State Department of Budget and Finance Special Purpose Revenue,
Hawaii Pacific University Project, Series A, 6.875%, 7/01/43	5,595,000	6,118,412
Hawaiian Electric Co. and Subsidiary Projects, 6.50%, 7/01/39	7,500,000	8,759,100
The Queen's Health Systems, Refunding, Series A, 5.00%, 7/01/35	13,570,000	15,510,103
		30,387,615
Idaho 0.6%
Idaho State Health Facilities Authority Revenue, St. Luke's Health System Project, Series A,
6.75%, 11/01/37	12,500,000	14,651,750
Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%, 2/01/36	13,305,000	16,094,260
Nez Perce County PCR, Potlatch Corp. Projects, Refunding, 6.00%, 10/01/24	22,500,000	22,518,675
		53,264,685
Illinois 5.5%
Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%, 3/01/33	3,184,000	2,856,462
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn.,
1/01/35	19,800,000	7,557,264
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, 5.50%, 11/01/40	3,570,000	3,935,389
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23	5,000	5,019
Bureau County Township High School District No. 502 GO, School Building, Series A, BAM
Insured, 6.625%, 10/01/43	5,250,000	6,764,310
Cary Special Tax, Special Service Area No. 2, Refunding, Radian Insured, 5.00%, 3/01/30	3,025,000	3,040,064
Chicago O'Hare International Airport Revenue,
General Airport, third lien, Refunding, Series A, AGMC Insured, 5.00%, 1/01/38	16,500,000	17,862,075
General Airport, third lien, Series A, NATL Insured, 5.00%, 1/01/33	15,000,000	15,463,800
Passenger Facility Charge, Series B, 5.00%, 1/01/35	12,555,000	13,686,457
Passenger Facility Charge, Series B, 5.00%, 1/01/40	20,430,000	21,994,938

102 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago Transit Authority Sales Tax Receipts Revenue,
5.25%, 12/01/36	$11,000,000	$12,428,350
5.00%, 12/01/44	31,260,000	35,459,781
Chicago Waterworks Revenue, Project, second lien, 5.00%, 11/01/44	11,000,000	12,236,950
Cook County GO, Refunding, Series C, 5.00%, 11/15/29	34,555,000	39,145,286
Illinois Finance Authority Water Facility Revenue, American Water Capital Corp. Project, 5.25%,
10/01/39	15,350,000	16,402,396
5/01/40	10,415,000	11,146,029
Illinois State Finance Authority Revenue,
Advocate Health Care Network, Refunding, 5.00%, 8/01/33	3,450,000	3,975,193
Advocate Health Care Network, Refunding, 4.00%, 8/01/38	13,000,000	13,093,990
Institute of Technology, 6.50%, 2/01/23	1,000,000	1,144,420
Institute of Technology, 7.125%, 2/01/34	1,500,000	1,722,360
Lutheran Hillside Village, Refunding, 5.25%, 2/01/37	7,500,000	7,789,275
Resurrection Health Care, Series A, AGMC Insured, 5.25%, 5/15/29	15,500,000	17,292,110
Riverside Health System, 6.25%, 11/15/35	5,000,000	5,982,750
Roosevelt University Project, Refunding, 6.25%, 4/01/29	2,500,000	2,822,050
Roosevelt University Project, Refunding, 6.50%, 4/01/39	19,430,000	21,987,959
Rush University Medical Center Obligated Group, Series B, Pre-Refunded, 7.25%, 11/01/38	10,000,000	12,235,400
Sherman Health Systems, Series A, Pre-Refunded, 5.50%, 8/01/37	17,240,000	19,181,914
Illinois State Finance Authority Student Housing Revenue,
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	18,195,300
CHF-Normal LLC, Illinois State University Project, 7.00%, 4/01/43	7,500,000	9,038,925
Illinois State GO,
5.25%, 7/01/29	15,000,000	16,606,650
5.25%, 7/01/31	5,000,000	5,501,750
5.50%, 7/01/38	5,000,000	5,537,500
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
Capital Appreciation, McCormick Place Expansion Project, Refunding, Series B, AGMC
Insured, zero cpn., 6/15/45	18,100,000	4,355,584
Capital Appreciation, McCormick Place Expansion Project, Series A, NATL Insured, zero cpn.,
6/15/35	10,000,000	4,104,100
McCormick Place Expansion Project, Series A, 5.50%, 6/15/50	10,475,000	11,423,721
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
Convention Center, ETM, 7.00%, 7/01/26	7,500,000	10,065,000
Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewerage
Systems Alternate Revenue Source, Refunding, XLCA Insured, 5.00%, 1/01/39	3,000,000	3,159,870
Railsplitter Tobacco Settlement Authority Revenue,
6.25%, 6/01/24	6,000,000	6,403,920
Refunding, 6.00%, 6/01/28	24,650,000	29,245,746
Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
6.00%, 3/01/33	4,244,000	4,290,854
6.625%, 3/01/33	5,021,000	5,029,134
Yorkville United City Special Service Area Special Tax,
No. 2004-104, MPI Grande Reserve Project, 6.375%, 3/01/34	3,998,000	3,816,611
No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36	4,229,000	4,244,098
		468,230,754
Indiana 1.5%
Carmel RDA Lease Rental Revenue, Multipurpose, Series A, 4.00%, 2/01/38	6,220,000	6,512,216
Delaware County Hospital Authority Hospital Revenue, Cardinal Health System Obligated Group,
Pre-Refunded, 5.25%, 8/01/36	5,000,000	5,343,900

franklintempleton.com Annual Report | 103

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Indiana (continued)
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project,
Series A, 5.00%, 6/01/32	$10,000,000	$10,779,200
Indiana Health and Educational Facility Financing Authority Hospital Revenue, Community
Foundation of Northwest Indiana Obligated Group, 5.50%, 3/01/37	8,000,000	8,599,360
Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of Indiana,
Pre-Refunded, 5.25%, 11/15/35	12,000,000	12,411,600
Indiana State Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41	5,000,000	5,540,250
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	14,486,750
Greencroft Obligated Group, Series A, 7.00%, 11/15/43	5,000,000	5,797,300
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/40	12,500,000	13,459,625
Indiana State Finance Authority Wastewater Utility Revenue, CWA Authority Project, first lien,
Series A, 4.00%, 10/01/42	22,620,000	23,580,671
Indiana State Municipal Power Agency Power Supply System Revenue, Series B, 6.00%, 1/01/39	4,000,000	4,640,680
Jasper County PCR, Northern Indiana Public Service Co. Project, Refunding, Series C,
NATL Insured,
5.60%, 11/01/16	10,000,000	10,742,500
5.85%, 4/01/19	5,000,000	5,762,350
		127,656,402
Iowa 0.5%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University
Project, Refunding, 6.00%, 9/01/39	11,000,000	11,499,070
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation, Asset-Backed,
Refunding, Series B, 5.60%, 6/01/34	35,850,000	33,793,644
		45,292,714
Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health System/Sunbelt
Obligated Group, Refunding, Series C, 5.75%, 11/15/38	6,250,000	7,323,125
Kentucky 1.1%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health
System Inc., Refunding, Series A, 6.50%, 3/01/45	18,330,000	21,178,665
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville
Arena Authority Inc., Series A, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/42	5,000,000	5,343,200
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue, Downtown
Crossing Project, zero cpn. to 6/30/23,
6.60% thereafter, 7/01/39	10,000,000	7,300,300
6.75% thereafter, 7/01/43	5,000,000	3,604,000
Louisville/Jefferson County Metro Government College Revenue, Improvement, Bellarmine
University Inc. Project,
5.625%, 5/01/29	5,555,000	6,153,718
6.125%, 5/01/39	5,000,000	5,611,900
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital and
St. Mary's HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	11,500,000	13,253,290
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31	10,500,000	10,377,465
Owen County Waterworks System Revenue, American Water Co. Project, Series A,
6.25%, 6/01/39	8,000,000	9,276,800
5.375%, 6/01/40	10,000,000	10,970,600
		93,069,938

104 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Louisiana 2.7%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	$13,990,000	$14,131,859
Louisiana Local Government Environmental Facilities and CDA Revenue, Westlake Chemical
Corp. Projects,
6.75%, 11/01/32	41,250,000	46,606,312
Series A, 6.50%, 8/01/29	9,000,000	10,770,030
Series A-2, 6.50%, 11/01/35	8,000,000	9,617,520
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady Health
System Project, Series A, 6.75%, 7/01/39	10,000,000	11,995,100
Louisiana Public Facilities Authority Revenue,
Entergy Gulf States Louisiana LLC Project, Refunding, Series A, 5.00%, 9/01/28	25,000,000	25,510,500
Ochsner Clinic Foundation Project, 6.50%, 5/15/37	5,000,000	5,914,400
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	15,500,000	18,397,570
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38	10,000,000	10,494,100
Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47	10,000,000	10,505,500
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	56,075,000	59,174,265
St. Tammany Public Trust Financing Authority Revenue, Christwood Project, Refunding, 5.25%,
11/15/29	1,200,000	1,267,116
11/15/37	1,650,000	1,683,809
Tobacco Settlement FICO Revenue, Tobacco Settlement Asset-Backed, Refunding, Series A,
5.25%, 5/15/35	1,000,000	1,109,430
		227,177,511
Maine 0.2%
Maine State Health and Higher Educational Facilities Authority Revenue, Maine General Medical
Center Issue,
6.75%, 7/01/36	4,250,000	4,833,567
7.00%, 7/01/41	10,000,000	11,421,100
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20	4,800,000	4,848,576
		21,103,243
Maryland 0.5%
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%, 7/01/40	7,000,000	7,441,910
Maryland State Community Development Administration Department of Housing and CDR,
Housing, Series A, 5.875%, 7/01/16	165,000	166,332
Maryland State EDC Port Facilities Revenue, CNX MarineTerminals Inc. Port of Baltimore Facility,
Refunding, 5.75%, 9/01/25	8,600,000	9,577,304
Maryland State EDC, EDR, Series A, 5.75%, 6/01/35	13,070,000	14,070,639
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,712,500
Edenwald Issue, Series A, 5.40%, 1/01/37	1,200,000	1,228,740
Washington County Hospital Issue, 6.00%, 1/01/43	6,000,000	6,524,580
		42,722,005
Massachusetts 1.3%
Massachusetts Bay Transportation Authority Revenue,
Assessment, Refunding, Series A, 4.00%, 7/01/37	15,000,000	15,628,050
General Transportation System, Series A, 7.00%, 3/01/21	775,000	943,214
General Transportation System, Series A, ETM, 7.00%, 3/01/21	735,000	780,732
Massachusetts State Development Finance Agency Revenue,
Berkshire Retirement Community Issue, first mortgage, 5.60%, 7/01/19	585,000	585,807
Berkshire Retirement Community Issue, first mortgage, 5.625%, 7/01/29	1,620,000	1,621,539
North Hill Communities Issue, Series A, 6.25%, 11/15/28	2,250,000	2,511,765
North Hill Communities Issue, Series A, 6.25%, 11/15/33	2,000,000	2,195,100

franklintempleton.com Annual Report | 105

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Development Finance Agency Revenue, (continued)
North Hill Communities Issue, Series A, 6.50%, 11/15/43	$4,125,000	$4,547,524
Partners Healthcare System Issue, Series O-1, 5.00%, 7/01/45	10,000,000	11,495,700
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Mandatory
Put 5/01/19, Pre-Refunded, 5.75%, 12/01/42	3,700,000	4,402,371
Massachusetts State Educational Financing Authority Education Loan Revenue, Refunding,
Series K, 5.25%, 7/01/29	9,440,000	10,417,418
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A,
5.125%, 7/01/41	10,340,000	11,285,489
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%,
1/01/34	35,000,000	44,422,350
		110,837,059
Michigan 5.6%
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured,
6.00%, 5/01/29	15,900,000	19,123,566
Detroit GO, Distributable State Aid, 5.25%, 11/01/35	23,000,000	25,172,350
Detroit Sewage Disposal System Revenue, second lien,
Series A, NATL Insured, 5.00%, 7/01/35	25,750,000	26,001,320
Series B, Assured Guaranty, 5.00%, 7/01/36	10,000,000	10,158,300
Series B, NATL Insured, 5.50%, 7/01/29	5,000,000	5,913,750
Series B, NATL Insured, 5.00%, 7/01/36	3,000,000	3,041,670
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien,
Refunding, Series A, 5.25%, 7/01/39	12,000,000	12,983,160
Detroit Water Supply System Revenue,
Refunding, Series D, NATL Insured, 5.00%, 7/01/33	20,430,000	20,819,804
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	11,000,000	11,194,150
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35	5,215,000	5,656,033
Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital Obligated Group,
Series A, Pre-Refunded, 5.00%, 8/15/38	5,250,000	5,807,603
Michigan State Building Authority Revenue, Facilities Program, Refunding,
Series I, 6.00%, 10/15/38	6,000,000	6,905,040
Series II-A, 5.375%, 10/15/41	10,000,000	11,525,000
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M.
Cooley Law School Project, Refunding,
6.00%, 7/01/24	3,000,000	3,119,100
6.75%, 7/01/44	5,505,000	5,946,996
Michigan State Finance Authority Revenue,
Hospital, Beaumont Health Credit Group, Refunding, Series A, 5.00%, 8/01/31	10,000,000	11,443,400
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	27,600,000	30,731,496
Local Government Loan Program, Refunding, senior lien, Series C-1, 5.00%, 7/01/44	10,000,000	10,563,900
Local Government Loan Program, Refunding, senior lien, Series C-3, AGMC Insured,
5.00%, 7/01/32	10,000,000	11,235,000
Local Government Loan Program, Refunding, senior lien, Series C-3, AGMC Insured, 5.00%,
7/01/33	3,000,000	3,357,780
Local Government Loan Program, Refunding, senior lien, Series D-1, AGMC Insured, 5.00%,
7/01/37	5,000,000	5,496,000
Local Government Loan Program, Refunding, senior lien, Series D-4, 5.00%, 7/01/29	11,000,000	12,164,240
Local Government Loan Program, Refunding, senior lien, Series D-4, 5.00%, 7/01/30	9,000,000	9,915,210
Local Government Loan Program, Refunding, senior lien, Series D-4, 5.00%, 7/01/34	10,000,000	10,893,300
Local Government Loan Program, senior lien, Series C-6, 5.00%, 7/01/33	10,000,000	10,909,700
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	10,000,000	11,479,200

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Hospital Finance Authority Revenue,
Marquette General Hospital Obligated Group, Series A, Pre-Refunded, 5.00%, 5/15/34	$6,000,000	$6,057,240
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/34	4,065,000	4,888,569
Oakwood Obligated Group, Series A, Pre-Refunded, 5.00%, 7/15/37	3,680,000	4,053,042
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34	28,860,000	32,311,656
Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset-Backed,
Senior Series A, 6.00%,
6/01/34	2,500,000	2,235,150
6/01/48	10,000,000	8,523,800
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated
Group,
Refunding, Series D, 5.00%, 9/01/39	38,860,000	43,354,936
Series V, Pre-Refunded, 8.25%, 9/01/39	20,000,000	25,033,800
Series W, Pre-Refunded, 6.00%, 8/01/39	33,120,000	40,068,576
Wayne County Airport Authority Revenue, Detroit Metropolitan Wayne County Airport, Series B,
BAM Insured, 5.00%, 12/01/39	5,500,000	6,253,610
		474,337,447
Minnesota 0.4%
Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
6.625%, 11/15/28	11,000,000	12,954,700
6.75%, 11/15/32	6,250,000	7,351,562
Minnesota Agricultural and Economic Development Board Revenue, Health Care System, Fairview
Health Services, Refunding, Series A, 6.375%, 11/15/29	175,000	175,709
St. Paul Housing and RDA Hospital Facility Revenue, HealthEast Project, 6.00%, 11/15/35	10,000,000	10,296,500
		30,778,471
Mississippi 0.8%
Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding,
Series B, 6.70%, 4/01/22	18,875,000	23,901,979
Warren County Gulf Opportunity Zone Revenue, International Paper Co. Project, Series A,
5.50%, 9/01/31	20,000,000	21,546,200
6.50%, 9/01/32	10,000,000	11,532,300
5.80%, 5/01/34	7,000,000	8,016,330
		64,996,809
Missouri 0.7%
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Mercy Health,
Series F, 5.00%, 11/15/45	25,000,000	28,213,500
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2 Project,
Series A, 6.00%, 1/01/39	11,000,000	12,735,360
St. Louis Airport Revenue, Lambert-St. Louis International Airport, Series A-1,
6.25%, 7/01/29	7,000,000	8,124,200
6.625%, 7/01/34	3,000,000	3,610,710
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, 5.00%,
9/01/42	7,000,000	7,149,030
		59,832,800
Nebraska 0.2%
Nebraska State Public Power District Revenue, General, Series A-2, 5.00%, 1/01/40	16,000,000	17,856,480

franklintempleton.com Annual Report | 107

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Nevada 0.4%
Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26	$1,320,000	$1,176,410
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31	1,035,000	878,384
Local ID No. 142, Mountain's Edge Local Improvement, Refunding, 5.00%, 8/01/21	1,495,000	1,639,776
Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/20	715,000	697,390
Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/25	2,340,000	2,154,906
Henderson GO, Refunding, Series A, 4.00%,
6/01/33	5,240,000	5,565,876
6/01/34	4,230,000	4,481,093
Henderson Local ID Special Assessment,
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 4.90%, 3/01/16	1,335,000	1,333,211
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/18	945,000	941,371
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/19	945,000	938,593
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%, 3/01/22	1,420,000	1,393,844
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%, 3/01/25	1,510,000	1,436,810
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/15	670,000	676,914
-No. T17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/16	700,000	717,388
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/25	1,280,000	1,327,014
Overton Power District No. 5 Special Obligation Revenue, 8.00%, 12/01/38	7,500,000	8,664,825
		34,023,805
New Hampshire 0.2%
[b]New Hampshire Higher Educational and Health Facilities Authority Revenue, Hillcrest Terrace
Issue, 7.50%, 7/01/24	11,350,000	11,356,015
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group,
Series A, 6.125%, 10/01/39	5,000,000	5,663,200
		17,019,215
New Jersey 3.3%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series A,
5.75%, 1/01/40	5,000,000	5,898,550
New Jersey EDA Revenue, Montclair State University Student Housing Project, Provident Group,
Montclair Properties LLC, Series A, 5.875%, 6/01/42	5,000,000	5,674,000
New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
4.875%, 9/15/19	17,010,000	17,938,066
5.125%, 9/15/23	19,800,000	21,775,248
5.25%, 9/15/29	37,900,000	41,571,373
New Jersey Health Care Facilities Financing Authority Revenue,
Capital Appreciation, St. Barnabas Health Care System Issue, Refunding, Series B, zero cpn.,
7/01/33	57,680,000	23,450,381
Capital Appreciation, St. Barnabas Health Care System Issue, Refunding, Series B, zero cpn.,
7/01/34	52,330,000	20,185,774
St. Joseph's Healthcare System Obligated Group Issue, 6.625%, 7/01/38	27,015,000	30,354,864
New Jersey State Transportation Trust Fund Authority Revenue,
Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/35	6,000,000	2,212,020
Capital Appreciation, Transportation System, Series C, zero cpn., 12/15/31	23,650,000	10,846,126
Transportation Program, Series AA, 5.00%, 6/15/44	11,680,000	12,542,936
Transportation System, Series A, 6.00%, 12/15/38	35,705,000	40,879,011
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	19,295,000	22,912,620
Transportation System, Series B, 5.25%, 6/15/36	10,000,000	10,913,700
Transportation System, Series D, 5.00%, 6/15/32	14,000,000	15,348,900
		282,503,569

108 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New Mexico 1.8%
Farmington PCR, Public Service Co. of New Mexico, San Juan Project, Refunding,
Series B, 5.90%, 6/01/40	$58,000,000	$64,786,580
Series C, 5.90%, 6/01/40	18,435,000	20,592,079
Series D, 5.90%, 6/01/40	53,520,000	59,782,375
New Mexico State Hospital Equipment Loan Council First Mortgage Revenue, Haverland Carter
Lifestyle Group, 5.00%, 7/01/42	4,000,000	4,058,520
New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
Series A, Radian Insured, Pre-Refunded,
5.25%, 7/01/30	4,360,000	4,429,019
5.00%, 7/01/35	3,470,000	3,522,120
		157,170,693
New York 4.1%
Long Island Power Authority Electric System Revenue, General, Refunding, Series A, 6.00%,
5/01/33	12,500,000	14,496,000
MAC for City of Troy Revenue, Capital Appreciation, Series C, NATL Insured, zero cpn.,
7/15/21	428,010	370,272
1/15/22	649,658	551,904
MTA Revenue, Transportation,
Refunding, Series D, 5.00%, 11/15/38	8,790,000	9,989,659
Refunding, Series D, 5.25%, 11/15/40	10,000,000	11,270,300
Series A, 5.00%, 11/15/41	15,500,000	17,337,680
Series E, 5.00%, 11/15/33	10,000,000	11,454,700
Sub Series D-1, 5.00%, 11/15/39	15,000,000	17,020,800
New York City GO,
Refunding, Series H, 6.25%, 8/01/15	5,000	5,023
Refunding, Series H, 6.125%, 8/01/25	5,000	5,021
Series F, 7.50%, 2/01/21	5,000	5,026
Series G, 7.50%, 2/01/22	5,000	5,026
New York City HDC, MFMR, 8 Spruce Street, Class F, 4.50%, 2/15/48	7,500,000	7,704,375
New York City IDA Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%,
6/01/20	4,275,000	4,275,299
New York City IDA Special Facility Revenue,
American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25	31,860,000	34,743,967
American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31	15,000,000	16,377,150
British Airways PLC Project, 7.625%, 12/01/32	15,550,000	15,629,305
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second
General Resolution, Refunding, Series EE, 5.00%, 6/15/47	20,350,000	23,010,966
New York Liberty Development Corp. 3 World Trade Center Project, Class 2, Refunding, 5.375%,
11/15/40	10,000,000	11,180,900
New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America Tower
at One Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49	18,500,000	21,080,750
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, 5.25%,
10/01/35	65,000,000	77,642,500
New York State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional
Medical Center,
6.125%, 12/01/29	16,000,000	17,542,400
6.25%, 12/01/37	30,000,000	32,659,200
Niagara County Tobacco Asset Securitization Corp., Asset Backed, 4.00%, 5/15/29	4,500,000	4,517,100
The Port Authority of New York and New Jersey Special Project Revenue, Continental Airlines Inc.,
Eastern Project, La Guardia, 9.125%, 12/01/15	5,135,000	5,135,051
		354,010,374

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
North Carolina 0.7%
Albemarle Hospital Authority Health Care Facilities Revenue, Pre-Refunded, 5.25%, 10/01/27	$4,500,000	$5,031,405
Columbus County Industrial Facilities and PCFA Revenue,
Environmental Improvement, International Paper Co. Projects, Series A, 6.25%, 11/01/33	1,300,000	1,506,245
International Paper Co. Projects, Recovery Zone Facility Bonds, Series B, 6.25%, 11/01/33	4,000,000	4,634,600
North Carolina Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	15,000,000	16,959,900
Pennybyrn at Maryfield Project, Series A, 5.75%, 10/01/23	3,625,000	3,651,318
Pennybyrn at Maryfield Project, Series A, 6.00%, 10/01/23	2,500,000	2,521,650
Pennybyrn at Maryfield Project, Series A, 5.65%, 10/01/25	2,000,000	2,011,480
Pennybyrn at Maryfield Project, Series A, 6.125%, 10/01/35	21,750,000	21,868,755
North Carolina Medical Care Commission Retirement Facilities Revenue,
First Mortgage Galloway Ridge, Refunding, Series A, 5.25%, 1/01/41	2,720,000	2,795,208
The United Methodist Retirement Homes Project, first mortgage, Refunding, Series C, 5.25%,
10/01/24	920,000	928,013
The United Methodist Retirement Homes Project, first mortgage, Refunding, Series C, 5.50%,
10/01/32	1,600,000	1,611,280
		63,519,854
Ohio 2.0%
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A, 5.00%, 2/15/38	1,315,000	1,421,462
Refunding, Series A, 5.00%, 2/15/39	5,000,000	5,653,800
Refunding, Series A, 5.00%, 2/15/42	2,500,000	2,820,700
Series A, Pre-Refunded, 5.00%, 2/15/38	20,970,000	23,491,014
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, 6.00%, 6/01/45	12,500,000	13,566,125
Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed, Senior Current Interest
Turbo Term Bond, Series A-2, 5.75%, 6/01/34	5,000,000	4,089,350
Butler County Hospital Facilities Revenue, UC Health, 5.50%, 11/01/40	10,000,000	11,659,500
Fairfield County Hospital Revenue, Improvement, Medical Centre Project, Refunding, 5.00%,
6/15/43	10,000,000	10,597,100
Hamilton County Healthcare Revenue, Life Enriching Communities Project, Series A,
6.50%, 1/01/41	4,970,000	5,760,578
6.625%, 1/01/46	2,500,000	2,892,625
Little Miami Local School District GO, School Improvement, Refunding, 6.875%, 12/01/34	5,770,000	6,813,966
Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Refunding and
Improvement, 5.25%, 5/15/26	2,750,000	2,893,440
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye
Power Inc. Project, 6.00%, 12/01/40	15,000,000	17,520,150
Ohio State Turnpike Commission Revenue, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75%
thereafter, 2/15/35	35,000,000	29,413,300
Scioto County Hospital Facilities Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
2/15/38	17,000,000	18,908,590
Southeastern Port Authority Hospital Facilities Revenue, Memorial Health System Obligated Group
Project, Refunding and Improvement, 6.00%, 12/01/42	12,000,000	12,965,280
		170,466,980
Oklahoma 0.1%
Oklahoma Development Finance Authority Continuing Care Retirement Revenue, Inverness Village
Community, Refunding, 5.75%, 1/01/37	5,000,000	5,213,700

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Oregon 0.3%
Multnomah County Hospital Facilities Authority Revenue, Mirabella South Waterfront Project,
Refunding, Series A,
5.40%, 10/01/44	$3,000,000	$3,268,980
5.50%, 10/01/49	5,500,000	6,013,370
Oregon Health and Science University Revenue, Series A, 5.75%, 7/01/39	5,000,000	5,881,950
Salem Hospital Facility Authority Revenue, Capital Manor Inc., Refunding,
5.00%, 5/15/22	1,000,000	1,098,660
5.75%, 5/15/27	1,000,000	1,140,640
5.625%, 5/15/32	1,000,000	1,119,930
6.00%, 5/15/42	3,100,000	3,390,904
6.00%, 5/15/47	2,000,000	2,162,120
		24,076,554
Pennsylvania 1.3%
Allegheny County Higher Education Building Authority University Revenue, Carlow University
Project, Refunding,
6.75%, 11/01/31	1,215,000	1,446,069
7.00%, 11/01/40	2,000,000	2,397,980
Chester County IDA Revenue, Renaissance Academy Charter School Project, 5.00%,
10/01/34	1,500,000	1,629,495
10/01/39	1,725,000	1,852,529
10/01/44	1,160,000	1,233,451
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/42	12,000,000	13,279,440
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A, 6.20%, 7/01/19	11,805,000	11,820,228
Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
6.375%, 7/01/30	1,000,000	1,047,850
6.50%, 7/01/40	3,000,000	3,130,140
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project,
Series A, 5.50%, 8/15/40	15,000,000	16,719,000
Pennsylvania State Turnpike Commission Turnpike Revenue,
Capital Appreciation, Series C, AGMC Insured, zero cpn. to 6/01/16, 6.25% thereafter,
6/01/33	5,000,000	5,940,000
Motor License Fund Enhanced Turnpike, Subordinate Special, Series B-2, zero cpn. to
11/30/28, 5.75% thereafter, 12/01/37	20,000,000	11,860,600
Motor License Fund Enhanced Turnpike, Subordinate Special, Series B-2, zero cpn. to
12/01/28, 5.875% thereafter, 12/01/40	25,075,000	14,688,183
sub. bond, Series B, 5.75%, 6/01/39	20,000,000	22,903,200
		109,948,165
Rhode Island 0.2%
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
Care New England Issue, Refunding, Series A, 6.00%, 9/01/33	7,320,000	8,006,763
Lifespan Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	405,000	406,486
Lifespan Obligated Group Issue, Series A, 7.00%, 5/15/39	8,200,000	9,572,106
Tobacco Settlement FICO Revenue, Asset-Backed, Series B, zero cpn., 6/01/52	90,000,000	1,942,200
		19,927,555
South Carolina 0.9%
SCAGO Educational Facilities Corp. for Calhoun School District Revenue, School District of
Calhoun County Project, Radian Insured, 5.00%, 12/01/26	7,540,000	7,776,832
SCAGO Educational Facilities Corp. for Williamsburg School District Revenue, School District of
Williamsburg County Project, Refunding, Radian Insured, 5.00%, 12/01/31	2,000,000	2,045,740

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
South Carolina (continued)
South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation LLC Project,
Series A, 6.50%, 4/01/42	$10,000,000	$11,519,100
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%, 12/01/43	52,890,000	59,865,133
		81,206,805
Tennessee 1.0%
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health
Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn.,
7/01/27	19,365,000	11,069,034
7/01/28	19,400,000	10,473,478
7/01/29	19,365,000	9,884,671
7/01/30	19,370,000	9,252,081
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health,
Refunding and Improvement, Series A, zero cpn.,
1/01/37	12,760,000	4,179,410
1/01/39	13,755,000	4,020,311
Knox County Health Educational and Housing Facility Board Revenue, University Health
System Inc., Refunding, 5.25%, 4/01/36	23,475,000	24,645,463
Memphis-Shelby County Airport Authority Airport Revenue, Refunding, Series B, 5.75%,
7/01/23	5,000,000	5,881,650
7/01/24	3,500,000	4,109,455
		83,515,553
Texas 7.8%
Austin Convention Enterprises Inc. Convention Center Hotel Revenue, second tier, Refunding,
Series B, 5.75%, 1/01/34	15,750,000	16,128,945
Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue,
Obligated Group, St. Joseph Regional Health Center, 5.50%, 1/01/38	5,250,000	5,845,245
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic Diocese
of Austin, Series B, 6.125%, 4/01/45	10,000,000	11,542,100
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, Refunding, zero cpn., 1/01/35	3,000,000	1,275,750
Capital Appreciation, Refunding, zero cpn., 1/01/37	2,500,000	964,900
Capital Appreciation, Refunding, zero cpn., 1/01/38	2,405,000	884,655
Capital Appreciation, Refunding, zero cpn., 1/01/39	2,545,000	891,844
senior lien, Refunding, 5.75%, 1/01/25	2,350,000	2,774,692
senior lien, Refunding, 5.75%, 1/01/31	2,500,000	2,987,175
senior lien, Refunding, 6.00%, 1/01/41	7,925,000	9,481,312
senior lien, Refunding, 6.25%, 1/01/46	24,340,000	29,039,811
Dallas/Fort Worth International Airport Revenue, Joint Improvement,
Series A, 5.00%, 11/01/42	12,000,000	13,089,840
Series A, 5.00%, 11/01/45	50,000,000	54,460,000
Series B, 5.00%, 11/01/44	11,385,000	12,725,698
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project,
Series A, 7.25%, 8/15/38	15,000,000	18,047,100
Fort Bend Grand Parkway Toll Road Authority Ltd. Contract Tax and Toll Road Revenue, sub. lien,
4.00%, 3/01/46	8,000,000	8,206,160
Grand Parkway Transportation Corp. System Toll Revenue,
First Tier Toll, Series A, 5.125%, 10/01/43	2,850,000	3,146,001
Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	7,745,300

112 | Annual Report franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp. Revenue, first mortgage, Brazos
Presbyterian Homes Inc. Project, Series B, 7.00%,
1/01/43	$3,000,000	$3,500,610
1/01/48	5,250,000	6,107,220
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann
Healthcare System, Series B, Pre-Refunded, 7.25%, 12/01/35	13,500,000	16,596,360
Houston Airport System Revenue, United Airlines Inc. Terminal E Project, Refunding, 4.75%,
7/01/24	10,000,000	10,911,900
Lufkin Health Facilities Development Corp. Revenue, Memorial Health System of East Texas,
Pre-Refunded, 6.25%, 2/15/37	5,000,000	5,945,000
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding,
Series A, 6.30%, 11/01/29	10,000,000	11,517,800
Mesquite Health Facilities Development Corp. Revenue, Christian Care Centers Inc. Project,
Refunding,
5.00%, 2/15/36	1,000,000	1,040,950
5.125%, 2/15/42	1,750,000	1,833,720
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside
Ministries Project, 6.50%, 1/01/43	4,350,000	4,920,285
New Hope Cultural Education Facilities Finance Corp. Retirement Facilities Revenue, Wesleyan
Homes Inc. Project, Refunding, 5.50%, 1/01/43	3,200,000	3,272,864
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45	3,000,000	3,414,900
North Texas Tollway Authority Revenue,
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	31,378,000
Special Projects System, Capital Appreciation, Series B, zero cpn., 9/01/37	7,500,000	2,518,200
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/21, 6.75%
thereafter, 9/01/45	25,000,000	24,553,000
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/23, 7.00%
thereafter, 9/01/43	10,000,000	9,091,600
System, first tier, Refunding, Series A, 5.625%, 1/01/33	1,000,000	1,108,960
System, first tier, Refunding, Series A, 6.25%, 1/01/39	12,500,000	14,642,875
System, first tier, Refunding, Series A, 5.75%, 1/01/48	30,000,000	32,978,400
System, first tier, Refunding, Series B, 5.00%, 1/01/38	10,000,000	10,838,600
System, first tier, Refunding, Series B, 5.75%, 1/01/40	11,680,000	12,972,158
System, first tier, Refunding, Series K, Sub Series K-2, 6.00%, 1/01/38	15,000,000	17,222,250
System, second tier, Refunding, Series F, 5.75%, 1/01/38	20,000,000	22,037,800
Red River Health Facilities Development Corp. First Mortgage Revenue,
Eden Home Project, 7.25%, 12/15/42	11,000,000	10,825,760
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32	1,500,000	1,595,355
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41	2,000,000	2,041,980
San Antonio Public Facilities Corp. Lease Revenue, Refunding and Improvement, Convention
Center Refinancing and Expansion Project, 4.00%,
9/15/33	7,910,000	8,180,364
9/15/35	4,365,000	4,485,038
9/15/42	39,000,000	39,659,880
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Texas Health Resources System, Refunding, 5.00%, 11/15/40	15,225,000	16,716,136
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/44	2,500,000	2,695,100
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/49	2,625,000	2,808,304
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue, 5.00%,
12/15/30	25,000,000	27,749,250
12/15/31	24,500,000	27,106,065
12/15/32	10,000,000	11,027,800

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas State Transportation Commission Turnpike System Revenue, first tier, Refunding,
Series A, 5.00%, 8/15/41	$5,000,000	$5,553,600
Series B, 5.00%, 8/15/37	20,000,000	22,635,800
Texas State Turnpike Authority Central Turnpike System Revenue, Capital Appreciation, AMBAC
Insured, zero cpn., 8/15/32	51,000,000	17,972,910
Tyler Health Facilities Development Corp. Hospital Revenue,
East Texas Medical Center Regional Healthcare System Project, Refunding and Improvement,
Series A, 5.375%, 11/01/37	8,000,000	8,496,400
Mother Frances Hospital Regional Health Care Center Project, Series B, 5.00%, 7/01/37	2,500,000	2,575,575
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman
Project, 6.00%, 11/01/41	9,350,000	10,456,198
		670,221,495
Virginia 0.8%
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B, 5.00%,
11/01/43	17,575,000	19,746,040
Tobacco Settlement FICO Revenue,
Asset-Backed, Pre-Refunded, 5.50%, 6/01/26	1,060,000	1,073,769
Capital Appreciation, Second Subordinate, Refunding, Series D, zero cpn., 6/01/47	50,000,000	1,225,500
Virginia Small Business Financing Authority Revenue, Elizabeth River Crossings OPCO LLC
Project, senior lien,
6.00%, 1/01/37	8,000,000	9,310,080
5.50%, 1/01/42	35,790,000	39,238,725
		70,594,114
Washington 2.8%
FYI Properties Lease Revenue, Washington State District Project, 5.50%,
6/01/34	11,935,000	13,878,853
6/01/39	16,250,000	18,824,000
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding, Series A,
5.50%, 9/01/42	3,150,000	3,344,324
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31	10,615,000	13,595,267
Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%,
12/01/32	2,000,000	2,185,580
12/01/35	5,355,000	5,976,501
[b]Washington State Economic Development Finance Authority Environmental Facilities Revenue,
Coalview Centralia LLC Project, 9.50%, 8/01/25	14,000,000	14,841,400
Washington State GO,
Motor Vehicle Fuel Tax, Series B-1, 4.00%, 8/01/42	19,530,000	20,161,991
Various Purpose, Series A, 4.00%, 8/01/36	19,290,000	19,977,881
Washington State Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., 7.00%, 7/01/39	8,500,000	9,869,010
Fred Hutchinson Cancer Research Center, Refunding, Series A, 6.00%, 1/01/33	7,500,000	8,740,200
Kadlec Medical Center, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/30	4,000,000	4,316,840
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	19,725,000	21,927,888
Providence Health and Services, Refunding, Series D, 5.00%, 10/01/38	18,000,000	20,621,520
Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%, 10/01/36	305,000	327,506
Seattle Children’s Hospital, Refunding, Series B, 5.00%, 10/01/38	10,000,000	11,419,200
Seattle Children’s Hospital, Series A, 5.00%, 10/01/45	10,000,000	11,345,900
Virginia Mason Medical Center, Series B, ACA Insured, 6.00%, 8/15/37	30,000,000	32,663,700
Washington State Higher Education Facilities Authority Revenue, Whitworth University Project,
Refunding, 5.625%, 10/01/40	5,235,000	5,736,147
		239,753,708

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
West Virginia 0.6%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy
Supply Co. LLC Harrison Station Project, Refunding, Series D, 5.50%, 10/15/37	$14,745,000	$15,169,951
Kanawha County Commission Student Housing Revenue, West Virginia University Foundation
Project, 6.75%, 7/01/45	6,650,000	7,433,968
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	24,250,000	25,012,420
		47,616,339
Wisconsin 0.5%
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33	15,000,000	17,671,050
Wisconsin State Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Refunding, Series A, 5.25%, 8/15/34	5,000,000	5,304,250
Thedacare Inc., AMBAC Insured, Pre-Refunded, 5.00%, 12/15/30	9,530,000	9,887,375
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,806,300
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative,
Series A, NATL Insured, 5.50%, 12/01/40	6,755,000	8,015,078
		46,684,053
Wyoming 0.3%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork
Station Facilities, Series A, 5.75%, 7/15/39	5,500,000	6,465,855
West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40	5,500,000	6,553,580
Wyoming CDA Student Housing Revenue, CHF-Wyoming LLC, University of Wyoming Project,
6.25%, 7/01/31	600,000	687,000
6.50%, 7/01/43	1,600,000	1,819,552
Wyoming Municipal Power Agency Power Supply System Revenue, Series A,
5.50%, 1/01/28	1,350,000	1,499,972
5.50%, 1/01/33	2,360,000	2,617,334
5.50%, 1/01/38	2,810,000	3,108,169
5.375%, 1/01/42	2,750,000	2,999,645
		25,751,107
U.S. Territories 6.3%
Guam 1.4%
Guam Government Business Privilege Tax Revenue, Series A, 5.125%, 1/01/42	6,900,000	7,690,395
Guam Government Department of Education COP, John F. Kennedy High School Project, Series A,
6.625%, 12/01/30	5,065,000	5,650,464
6.875%, 12/01/40	4,000,000	4,469,640
Guam Government GO,
Refunding, Series A, 5.125%, 11/15/27	7,270,000	7,656,473
Refunding, Series A, 5.25%, 11/15/37	37,000,000	39,026,860
Series A, 6.00%, 11/15/19	8,000,000	8,790,240
Series A, 6.75%, 11/15/29	10,000,000	11,693,100
Series A, 7.00%, 11/15/39	15,000,000	17,670,600
Guam Government Waterworks Authority Water and Wastewater System Revenue,
5.625%, 7/01/40,	4,000,000	4,505,680
Pre-Refunded, 6.00%, 7/01/25	4,000,000	4,073,720
Pre-Refunded, 5.875%, 7/01/35	8,000,000	8,144,160
		119,371,332
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A,
6.60%, 3/15/28	6,240,000	6,365,174

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 4.2%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding,
5.50%, 5/15/39	$11,500,000	$11,525,875
5.625%, 5/15/43	4,000,000	3,919,320
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
5.50%, 7/01/39	9,330,000	6,449,456
5.75%, 7/01/41	15,000,000	10,462,800
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	26,990,000	15,249,620
Series A, 7.25%, 7/01/30	25,000,000	14,632,500
Series A, 6.75%, 7/01/36	29,750,000	17,333,540
Series A, 7.00%, 7/01/43	5,000,000	2,912,550
Series WW, 5.50%, 7/01/38	16,355,000	9,363,401
Series XX, 5.75%, 7/01/36	8,620,000	5,022,702
Series XX, 5.25%, 7/01/40	59,030,000	33,647,690
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	11,865,000	11,378,772
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	15,000,000	10,237,650
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	92,125,000	47,003,096
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/33	12,150,000	2,175,822
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/34	4,000,000	652,760
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/36	17,800,000	2,412,790
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	60,970,000	44,514,197
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter,
8/01/33	36,500,000	19,240,610
Capital Appreciation, Sub Series A, zero cpn., 8/01/34	59,465,000	9,704,093
first subordinate, Series A, 5.50%, 8/01/42	51,560,000	34,223,466
first subordinate, Series A, 6.00%, 8/01/42	32,365,000	22,696,604
first subordinate, Series A, 6.50%, 8/01/44	14,750,000	10,784,167
first subordinate, Series C, 5.50%, 8/01/40	25,000,000	16,594,000
		362,137,481
U.S. Virgin Islands 0.6%
Virgin Islands PFAR,
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/24	555,000	621,245
senior lien, Refunding, Series B, 5.00%, 10/01/25	1,500,000	1,677,315
sub. lien, Refunding, Series C, 5.00%, 10/01/19	9,145,000	10,238,468
sub. lien, Refunding, Series C, 5.00%, 10/01/22	10,000,000	11,196,000
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%, 10/01/29	18,380,000	21,564,151
Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding, Series B,
5.25%, 10/01/29	5,750,000	6,433,847
		51,731,026
Total U.S. Territories		539,605,013
Total Municipal Bonds (Cost $7,232,141,047)		8,027,088,019
Total Investments before Short-Term Investments (Cost $7,236,991,646)		8,031,942,343

116 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Short Term Investments 1.3%
Municipal Bonds 1.3%
Connecticut 0.2%
[g]Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue,
Series V-1, Daily VRDN and Put, 0.01%, 7/01/36	$18,140,000	$18,140,000
Georgia 0.5%
[g]Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Refunding,
First Series, Daily VRDN and Put, 0.01%, 7/01/49	41,720,000	41,720,000
Maryland 0.3%
[g]Montgomery County GO, Consolidated Public Improvement, BAN, Refunding, Series A, Daily
VRDN and Put, 0.01%, 6/01/26	23,785,000	23,785,000
North Carolina 0.3%
[g]The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare
System, Series H, Daily VRDN and Put, 0.01%, 1/15/45	29,485,000	29,485,000
Total Short Term Investments (Cost $113,130,000)		113,130,000
Total Investments (Cost $7,350,121,646) 95.4%		8,145,072,343
Other Assets, less Liabilities 4.6%		394,995,878
Net Assets 100.0%		$8,540,068,221

See Abbreviations on page 168.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2015, the aggregate value of these securities was
$35,341,572, representing 0.41% of net assets.
cIncome may be received in additional securities and/or cash.
dSee Note 6 regarding defaulted securities.
eThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
fSecurity purchased on a when-issued basis. See Note 1(b).
gVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.02	$12.63	$12.37	$11.39	$11.88
Income from investment operations[b]:
Net investment income[c]	0.49	0.47	0.45	0.50	0.51
Net realized and unrealized gains (losses)	0.56	(0.62)	0.24	1.00	(0.49)
Total from investment operations	1.05	(0.15)	0.69	1.50	0.02
Less distributions from net investment income	(0.49)	(0.46)	(0.43)	(0.52)	(0.51)
Net asset value, end of year	$12.58	$12.02	$12.63	$12.37	$11.39

Total return[d]	8.91%	(1.10)%	5.69%	13.40%	0.13%

Ratios to average net assets
Expenses	0.61%	0.60%	0.62%	0.62%	0.63%
Net investment income	3.98%	3.94%	3.57%	4.25%	4.30%

Supplemental data
Net assets, end of year (000’s)	$1,808,968	$1,880,628	$2,552,174	$2,312,711	$2,100,666
Portfolio turnover rate	—%	1.61%	11.01%	7.08%	17.09%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

118 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Insured Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.18	$12.79	$12.52	$11.53	$12.01
Income from investment operations[b]:
Net investment income[c]	0.43	0.41	0.38	0.44	0.45
Net realized and unrealized gains (losses)	0.57	(0.63)	0.25	1.00	(0.49)
Total from investment operations	1.00	(0.22)	0.63	1.44	(0.04)
Less distributions from net investment income	(0.42)	(0.39)	(0.36)	(0.45)	(0.44)
Net asset value, end of year	$12.76	$12.18	$12.79	$12.52	$11.53

Total return[d]	8.36%	(1.63)%	5.12%	12.72%	(0.36)%

Ratios to average net assets
Expenses	1.17%	1.16%	1.17%	1.17%	1.18%
Net investment income	3.42%	3.38%	3.02%	3.70%	3.75%

Supplemental data
Net assets, end of year (000’s)	$308,280	$333,816	$547,371	$455,584	$385,479
Portfolio turnover rate	—%	1.61%	11.01%	7.08%	17.09%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 119

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Insured Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.01	$12.62	$12.36	$11.39	$11.88
Income from investment operations[b]:
Net investment income[c]	0.50	0.48	0.46	0.51	0.52
Net realized and unrealized gains (losses)	0.57	(0.62)	0.25	0.99	(0.49)
Total from investment operations	1.07	(0.14)	0.71	1.50	0.03
Less distributions from net investment income	(0.50)	(0.47)	(0.45)	(0.53)	(0.52)
Net asset value, end of year	$12.58	$12.01	$12.62	$12.36	$11.39

Total return	9.10%	(1.01)%	5.80%	13.42%	0.23%

Ratios to average net assets
Expenses	0.52%	0.51%	0.52%	0.52%	0.53%
Net investment income	4.07%	4.03%	3.67%	4.35%	4.40%

Supplemental data
Net assets, end of year (000’s)	$53,447	$46,589	$72,179	$62,000	$21,855
Portfolio turnover rate	—%	1.61%	11.01%	7.08%	17.09%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

120 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Insured Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 95.2%
Alabama 4.8%
Birmingham Airport Authority Airport Revenue, AGMC Insured, 5.50%, 7/01/40	$20,000,000	$22,941,199
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%, 1/01/39	5,000,000	5,603,200
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A,
Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,918,482
8/01/37	5,000,000	5,500,950
Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
10/01/24	5,855,000	5,963,142
10/01/25	6,065,000	6,161,251
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty,
5.125%, 4/01/38	10,865,000	11,771,032
Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured,
5.00%, 12/01/35	3,765,000	3,892,784
Pre-Refunded, 5.00%, 12/01/35	5,335,000	5,565,259
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, Pre-Refunded,
5.00%, 5/15/35	3,665,000	3,700,331
Pell City GO, wts.,
Refunding, XLCA Insured, 5.00%, 2/01/24	995,000	1,026,472
XLCA Insured, 5.00%, 2/01/34	5,195,000	5,267,626
XLCA Insured, Pre-Refunded, 5.00%, 2/01/24	25,000	26,079
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	8,090,000	9,065,735
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%,
7/01/38	5,000,000	5,839,300
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
9/01/41	5,000,000	5,235,950
		103,478,792
Alaska 0.6%
Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, NATL Insured, 6.25%,
7/01/21	5,000	5,020
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured
Guaranty, 6.00%, 9/01/32	10,000,000	11,933,200
		11,938,220
Arizona 2.9%
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,689,915
Series A, AGMC Insured, 5.25%, 10/01/28	10,000,000	11,371,700
Series A, AGMC Insured, 5.00%, 10/01/29	5,000,000	5,601,450
Series B, AGMC Insured, 5.00%, 10/01/27	8,000,000	9,165,120
Downtown Phoenix Hotel Corp. Revenue, Subordinate, Series B, NATL Insured, 5.00%, 7/01/36	6,450,000	6,507,728
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A, NATL Insured,
ETM, 7.00%, 12/01/16	120,000	126,907
Pima County Sewer System Revenue, Obligations, Assured Guaranty, 5.00%, 7/01/25	7,000,000	8,155,630
Tucson Water System Revenue, Series B, AGMC Insured, Pre-Refunded, 5.00%, 7/01/32	12,000,000	13,226,040
		63,844,490

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Arkansas 0.4%
Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA Insured,
Pre-Refunded, 5.00%, 10/01/35	$5,230,000	$5,821,408
Board of Trustees of the University of Arkansas Revenue, Various Facility, Fayetteville Campus,
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/36	3,205,000	3,453,997
		9,275,405
California 10.2%
California State GO,
Refunding, AMBAC Insured, 5.00%, 2/01/33	1,250,000	1,254,250
Refunding, NATL Insured, 5.00%, 10/01/32	20,000	20,068
Various Purpose, AGMC Insured, 6.00%, 4/01/38	30,000,000	35,961,300
Various Purpose, Refunding, NATL Insured, 4.75%, 3/01/35	20,855,000	21,603,695
California State Public Works Board Lease Revenue, Various Capital Projects,
Series A, AGMC Insured, 5.00%, 4/01/28	13,030,000	14,984,240
Series A, AGMC Insured, 5.00%, 4/01/29	21,000,000	24,105,900
Series G, Sub Series G-1, Assured Guaranty, 5.25%, 10/01/24	5,000,000	5,828,400
California State University Revenue, Systemwide, Series A, AGMC Insured, 5.00%, 11/01/39	10,000,000	11,000,600
Colton Joint USD, GO, San Bernardino and Riverside Counties, Election of 2008, Series A,
Assured Guaranty, 5.375%, 8/01/34	10,000,000	11,582,000
East Side UHSD Santa Clara County GO, Election of 2008, Series B, Assured Guaranty, 5.25%,
8/01/35	23,800,000	27,406,176
Los Angeles USD, GO, Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/32	32,565,000	35,276,036
Montebello USD, GO, Election of 2004, Series A-1, Assured Guaranty, 5.25%, 8/01/34	5,000,000	5,764,500
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding,
Assured Guaranty, 5.75%, 8/01/29	13,315,000	15,639,133
San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty, 5.00%,
8/01/22	10,000,000	10,949,400
		221,375,698
Colorado 3.1%
Colorado State Board of Governors University Enterprise System Revenue, Series A, NATL Insured,
5.00%, 3/01/37	1,350,000	1,441,827
Pre-Refunded, 5.00%, 3/01/37	8,650,000	9,425,905
Colorado State Health Facilities Authority Revenue,
Catholic Health Initiatives, Series C-7, AGMC Insured, 5.00%, 9/01/36	20,000,000	21,673,600
Health Facility Authority, Hospital, Refunding, Series B, AGMC Insured, 5.25%, 3/01/36	10,000,000	11,255,600
Denver City and County Airport System Revenue, Series C, NATL Insured,
ETM, 6.125%, 11/15/25	3,590,000	4,676,190
Pre-Refunded, 6.125%, 11/15/25	4,410,000	4,422,745
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured, 5.00%,
12/01/35	15,000,000	15,468,900
		68,364,767
Connecticut 0.3%
Connecticut State Health and Educational Facilities Authority Revenue, Child Care Facilities Program,
Series G, Assured Guaranty, 6.00%, 7/01/38	5,000,000	5,616,050
District of Columbia 1.0%
District of Columbia Hospital Revenue, Children's Hospital Obligated Group Issue, Sub Series 1,
AGMC Insured, 5.45%, 7/15/35	18,770,000	21,139,900

122 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Florida 5.7%
Brevard County Local Option Fuel Tax Revenue, NATL Insured, 5.00%,
8/01/32	$12,440,000	$13,493,668
8/01/37	13,000,000	14,033,500
Broward County HFAR, MFH, Heron Pointe Apartments Project, Series A,
5.65%, 11/01/22	405,000	405,478
5.70%, 11/01/29	225,000	225,214
Broward County School Board COP, Master Lease Purchase Agreement, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 7/01/30	2,000,000	2,031,360
Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36	2,000,000	2,118,860
Celebration CDD Special Assessment, Series B, NATL Insured, 5.50%, 5/01/19	85,000	85,300
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, AGMC Insured, 5.75%, 9/01/29	1,890,000	1,891,871
Deltona Utility System Revenue, Refunding, AGMC Insured, 5.125%, 10/01/39	5,000,000	5,676,550
Florida Gulf Coast University FICO Capital Improvement Revenue, Housing Project, Series A,
NATL Insured, 5.00%, 2/01/37	10,000,000	10,632,500
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36	1,600,000	1,601,472
Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
8/01/25	2,000,000	2,000,000
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30	1,150,000	1,187,203
Hillsborough County School Board COP, Master Lease Program, Refunding, Series A, NATL Insured,
5.00%, 7/01/26	1,670,000	1,693,146
Indian Trail Water Control District Improvement Revenue, NATL Insured, 5.75%, 8/01/16	355,000	356,381
Lake County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/30	2,080,000	2,104,253
Lee County Airport Revenue, Refunding, AGMC Insured, 5.00%, 10/01/33	3,530,000	3,614,049
Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
4/01/32	1,460,000	1,554,710
4/01/37	11,000,000	11,651,090
Leon County COP, AMBAC Insured, 5.00%, 7/01/25	8,935,000	9,445,635
Maitland CDA Revenue, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/34	2,595,000	2,635,274
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center,
AGMC Insured, 5.50%, 11/15/42	3,800,000	4,404,808
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	3,000,000	3,008,400
Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas, Refunding,
Series A, CIFG Insured, 5.00%, 10/01/38	1,625,000	1,658,849
Miami-Dade County GO, Building Better Communities Program, NATL Insured, Pre-Refunded, 5.00%,
7/01/33	2,000,000	2,031,360
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured,
5.00%, 6/01/31	1,650,000	1,660,016
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, NATL Insured,
Pre-Refunded, 5.00%, 5/01/25	5,000,000	5,468,750
Orange County Health Facilities Authority Hospital Revenue, Orlando Regional Healthcare System,
Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	7,000,000	7,715,680
Pinellas County Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	610,000	611,787
Polk County Public Facilities Revenue, NATL Insured, Pre-Refunded, 5.00%, 12/01/33	2,000,000	2,071,260
Port Orange GO, NATL Insured, 5.00%, 4/01/33	1,755,000	1,831,992
Sumter County School District Revenue, Multi-District Loan Program, AGMC Insured, ETM, 7.15%,
11/01/15	245,000	255,993
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	860,000	1,014,542
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,140,000	1,299,953

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
University of Central Florida Athletics Assn. Inc. COP, Series A, NATL Insured, Pre-Refunded, 5.00%,
10/01/27	$1,000,000	$1,027,750
10/01/30	1,485,000	1,526,209
		124,024,863
Georgia 5.2%
Albany Dougherty Payroll Development Authority Revenue, Darton College Project, Assured Guaranty,
5.75%, 6/15/41	5,550,000	6,615,489
Atlanta Airport General Revenue, Series A, AGMC Insured, 5.00%, 1/01/40	9,215,000	10,246,803
Atlanta Water and Wastewater Revenue,
AGMC Insured, 5.00%, 11/01/37	15,000,000	15,036,000
Refunding, Series B, AGMC Insured, 5.375%, 11/01/39	23,000,000	26,248,520
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University
Housing Foundation Four, LLC Project, Assured Guaranty, 5.25%, 7/01/33	14,825,000	16,539,363
Cherokee County Water and Sewerage Authority Revenue, NATL Insured, 6.90%, 8/01/18	15,000	15,068
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37	6,450,000	7,296,240
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation III LLC
Project, Series A, Assured Guaranty, 5.00%, 6/15/38	9,250,000	10,484,875
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare
System Inc. Project, Refunding, AGMC Insured, 5.00%, 8/01/41	7,500,000	8,169,225
Savannah EDA Revenue, SSU Community Development I LLC Project, Series I, Assured Guaranty,
5.75%, 6/15/41	10,000,000	11,947,500
		112,599,083
Illinois 8.3%
Chicago Board of Education GO, Refunding, Series C, Assured Guaranty, 5.25%, 12/01/26	12,575,000	13,619,731
Chicago GO, Refunding, Series A, AGMC Insured, 5.00%,
1/01/28	29,885,000	31,967,387
1/01/29	13,345,000	14,195,477
1/01/30	6,200,000	6,564,126
Chicago O'Hare International Airport Revenue, General Airport, third lien,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	24,915,000	27,281,427
Series C, AGMC Insured, 5.25%, 1/01/35	26,635,000	29,789,649
Illinois State Finance Authority Revenue,
Edward Hospital, Series A, AMBAC Insured, 5.50%, 2/01/40	4,000,000	4,400,720
Southern Illinois HealthCare, AGMC Insured, 5.375%, 3/01/35	8,500,000	9,550,940
Illinois State GO,
AGMC Insured, 5.00%, 3/01/26	4,000,000	4,379,640
AGMC Insured, 5.00%, 3/01/27	11,500,000	12,509,585
Refunding, AGMC Insured, 5.00%, 1/01/23	10,000,000	11,009,800
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20	225,000	258,831
Saline Valley Conservancy District Waterworks Revenue, Saline, Gallatin, Hamilton, Hardin, Williamson,
Pope, Johnson and White Counties, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41	7,000,000	7,258,720
St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source, Refunding,
AMBAC Insured, 5.125%, 1/01/28	7,135,000	7,426,393
		180,212,426

124 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Indiana 0.6%
Indiana Health and Educational Facility Financing Authority Revenue, Sisters of St. Francis Health
Services Inc. Obligated Group, Refunding, Series E, AGMC Insured, 5.25%, 5/15/41	$3,750,000	$4,106,625
Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A, Assured
Guaranty, 5.50%, 1/01/38	8,650,000	9,848,285
		13,954,910
Kentucky 0.5%
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
NATL Insured, 5.00%, 9/01/37	10,000,000	10,822,100
Louisiana 2.8%
Lafayette Public Trust Financing Authority Revenue, Ragin' Cajun Facilities, Housing and Package
Project, Assured Guaranty,
5.00%, 10/01/25	5,500,000	6,483,895
5.50%, 10/01/41	15,000,000	17,887,350
Louisiana Local Government Environmental Facilities and CDA Revenue,
LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/26	2,750,000	3,153,013
Southeastern Louisiana University, Student Union/University Facilities Inc. Project, Series A,
AGMC Insured, 5.00%, 10/01/40	8,545,000	9,612,185
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2,
Assured Guaranty, 6.75%, 6/01/26	21,000,000	24,518,760
		61,655,203
Maine 1.0%
Maine State Educational Loan Authority Student Loan Revenue, Supplemental Education Loan
Program, Series A-3, Assured Guaranty, 5.875%, 12/01/39	11,745,000	12,756,714
Portland Airport Revenue, General, AGMC Insured,
5.25%, 1/01/35	3,000,000	3,258,840
5.00%, 1/01/40	6,000,000	6,426,360
		22,441,914
Maryland 0.5%
Maryland State Health and Higher Educational Facilities Authority Revenue,
LifeBridge Health Issue, Refunding, Assured Guaranty, 5.00%, 7/01/34	9,000,000	9,627,120
University of Maryland Medical System Issue, Series B, NATL Insured, 7.00%, 7/01/22	170,000	205,452
		9,832,572
Massachusetts 2.7%
Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute Issue,
NATL Insured, 5.00%, 9/01/47	25,050,000	27,083,810
Massachusetts State Health and Educational Facilities Authority Revenue,
CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25	750,000	874,305
Emmanuel College Issue, NATL Insured, 5.00%, 7/01/37	21,685,000	22,517,270
Harvard Pilgrim Health Care Issue, Series A, AGMC Insured, 5.00%, 7/01/18	3,000,000	3,005,040
Simmons College Issue, Series C, NATL Insured, 5.125%, 10/01/28	4,260,000	4,272,354
		57,752,779
Michigan 6.2%
Detroit Sewage Disposal System Revenue, second lien, Series B, NATL Insured, 5.00%, 7/01/36	15,000,000	15,208,350
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%, 7/01/39	10,000,000	10,800,300
Detroit Water Supply System Revenue,
second lien, Series B, AGMC Insured, 7.00%, 7/01/36	5,000,000	5,620,150
senior lien, Series A, NATL Insured, 5.00%, 7/01/34	2,755,000	2,768,251

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding,
Series C, Assured Guaranty, 5.00%, 6/01/26	$15,000,000	$17,131,950
Michigan State Building Authority Revenue, Refunding, Series IA,
AGMC Insured, 5.00%, 10/15/36	28,895,000	30,630,145
NATL Insured, 5.00%, 10/15/36	10,000,000	10,600,500
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	13,000,000	13,039,910
Trinity Health Credit Group, Refunding, Series A, 6.50%, 12/01/33	25,000,000	29,371,250
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution Control
Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21	250,000	316,280
		135,487,086
Minnesota 0.0%†
Minnesota Agricultural and Economic Development Board Revenue, Health Care System, Fairview
Hospital and Healthcare Services, Refunding, Series A, NATL Insured, 5.75%, 11/15/26	180,000	180,590
Mississippi 0.5%
Mississippi State Development Bank Special Obligation Revenue, Municipal Energy Agency of
Mississippi Power Supply Project, Series A, XLCA Insured, 5.00%, 3/01/36	10,915,000	11,138,539
Missouri 1.1%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Revenue,
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	6,000,000	6,707,880
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, St. Luke's
Health System, Series B, AGMC Insured, 5.50%, 11/15/35	15,000,000	16,987,650
		23,695,530
Nebraska 0.1%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, NATL Insured,
ETM, 6.70%, 6/01/22	2,115,000	2,560,863
Nevada 1.6%
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17	250,000	281,293
Clark County Passenger Facility Charge Revenue, Las Vegas, McCarran International Airport, Series A,
AGMC Insured, 5.25%, 7/01/42	5,000,000	5,577,800
Assured Guaranty, 5.25%, 7/01/39	20,000,000	22,388,000
Reno Hospital Revenue, Washoe Medical Center Project, Refunding, Series C, AGMC Insured,
5.375%, 6/01/39	5,000,000	5,546,150
		33,793,243
New Hampshire 0.3%
Manchester GARB, General, Refunding, Series A, AGMC Insured, 5.125%, 1/01/30	6,000,000	6,381,300
New Jersey 2.1%
New Jersey EDA Revenue,
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	3,450,000	3,485,880
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	21,250,000	21,471,000
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	4,000,000	4,008,640
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A,
6.00%, 12/15/38	9,620,000	11,014,034
Pre-Refunded, 6.00%, 12/15/38	5,380,000	6,388,696

126 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Turnpike Authority Turnpike Revenue, Series C, AMBAC Insured,
6.50%, 1/01/16	$35,000	$36,760
ETM, 6.50%, 1/01/16	35,000	36,813
Pre-Refunded, 6.50%, 1/01/16	20,000	21,040
		46,462,863
New York 5.6%
Hudson Yards Infrastructure Corp. Revenue, Series A, AGMC Insured, 5.00%, 2/15/47	16,475,000	18,078,512
MTA Revenue, Transportation, Series A, AGMC Insured, 5.00%, 11/15/33	20,000,000	21,854,200
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General
Resolution, Refunding,
Series AA, 5.00%, 6/15/44	21,550,000	24,182,979
Series GG, 5.00%, 6/15/43	25,000,000	28,070,000
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2012, Series S-1,
Sub Series S-1A, 5.25%, 7/15/37	25,000,000	28,751,250
		120,936,941
North Carolina 0.4%
Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/40	7,915,000	8,869,391
North Dakota 1.6%
Cass County Health Care Facilities Revenue, Essentia Health Obligated Group, Series D, Assured
Guaranty, 5.00%, 2/15/40	31,970,000	34,020,556
Ohio 2.9%
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	9,500,000	10,777,275
Hamilton County Healthcare Revenue, Christ Hospital Project, AGMC Insured, 5.00%, 6/01/42	22,500,000	24,626,250
Jefferson Area Local School District GO, School Facilities Construction and Improvement,
NATL Insured, Pre-Refunded, 5.00%, 12/01/31	4,085,000	4,132,631
Ohio State Higher Educational Facility Commission Revenue, Summa Health System, 2010 Project,
Refunding, Assured Guaranty, 5.25%, 11/15/40	15,000,000	16,827,150
Ohio State Hospital Facility Revenue, University Hospital Health System, Refunding, Series A,
AGMC Insured, 5.00%, 1/15/41	7,000,000	7,524,930
		63,888,236
Oklahoma 0.0%†
McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23	260,000	291,889
Oregon 0.2%
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, Assured Guaranty,
5.00%, 8/15/40	4,935,000	5,327,086
Pennsylvania 5.7%
Allegheny County Sanitary Authority Sewer Revenue, BAM Insured, 5.25%, 12/01/44	5,000,000	5,734,900
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%,
12/01/33	5,500,000	6,127,550
12/01/37	10,520,000	11,619,340
12/01/41	5,110,000	5,624,475
Delaware River Port Authority Revenue, Series D, AGMC Insured, 5.00%, 1/01/40	15,000,000	16,507,650
Lackawanna County GO, Series B, AGMC Insured, 5.00%, 9/01/35	7,500,000	8,174,925
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19	500,000	582,530
Pennsylvania State Public School Building Authority Lease Revenue, School District of Philadelphia
Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	6,000,000	6,298,800

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Turnpike Commission Turnpike Revenue,
AGMC Insured, 6.00%, 12/01/41	$10,000,000	$10,841,000
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38	10,000,000	11,428,800
Series A, Assured Guaranty, 5.00%, 6/01/39	10,000,000	10,978,700
Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, AGMC Insured, 5.00%,
8/01/32	4,000,000	4,008,320
Philadelphia Water and Wastewater Revenue, Series C, AGMC Insured, 5.00%, 8/01/40	7,000,000	7,790,020
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B,
Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	15,000,000	18,126,150
		123,843,160
Rhode Island 1.8%
Rhode Island State Clean Water Finance Agency Revenue, Wastewater Treatment System,
City of Cranston, Triton Ocean State LLC Project, NATL Insured, 5.80%, 9/01/22	7,785,000	7,794,731
Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp. Project,
CIFG Insured, 5.00%, 7/01/31	5,720,000	5,850,416
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue, Board
of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise Issue, Series B,
AGMC Insured, 5.00%,
9/15/30	7,535,000	8,523,064
9/15/35	4,500,000	5,038,200
9/15/40	10,270,000	11,436,775
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing, Lifespan
Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	100,000	100,367
		38,743,553
South Carolina 2.4%
Piedmont Municipal Power Agency Electric Revenue, Refunding, NATL Insured, 6.25%, 1/01/21	200,000	248,626
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
AGMC Insured, ETM, 7.125%, 7/01/17	805,000	848,478
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase,
School District of Pickens County Project, AGMC Insured, 5.00%, 12/01/31	17,800,000	18,949,346
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding, Series A, AGMC Insured,
5.00%, 8/01/35	20,000,000	21,964,000
Spartanburg Water System Revenue, Assured Guaranty, 5.00%, 6/01/39	6,000,000	6,743,940
Woodruff Roebuck Water District Water System Revenue, Improvement, Refunding, AGMC Insured,
5.00%, 6/01/40	3,000,000	3,314,940
		52,069,330
South Dakota 0.2%
Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18	2,765,000	2,766,714
South Dakota Lease Revenue, Series A, AGMC Insured, 6.75%, 12/15/16	570,000	610,339
		3,377,053
Tennessee 0.4%
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center
Hospital, Improvement,
NATL Insured, ETM, 5.25%, 7/01/28	8,500,000	8,504,760
Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	360,000	360,709
		8,865,469

128 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Texas 5.0%
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM, 6.30%,
1/01/17	$2,590,000	$2,637,630
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured, 5.25%,
2/15/37	10,250,000	10,986,872
North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%, 12/15/34	20,000,000	22,840,800
Palestine ISD, GO, Anderson County, School Building, Assured Guaranty, 5.50%, 2/15/39	12,530,000	14,402,233
Port Neches-Groves ISD, GO, Jefferson County, Unlimited Tax School Building, Assured Guaranty,
5.00%, 2/15/34	11,375,000	12,521,941
San Antonio Airport System Revenue, Improvement, Passenger Facility Charge, sub. lien, Refunding
and Improvement, AGMC Insured, 5.375%, 7/01/40	5,000,000	5,598,450
San Marcos Electric Utility System Revenue, Hays Caldwell and Guadalupe Counties, BAM Insured,
5.00%, 11/01/33	6,300,000	7,110,180
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
Health System, NATL Insured, ETM, 6.00%, 9/01/24	3,250,000	3,897,953
Texas State Transportation Commission Turnpike System Revenue, first tier, Refunding, Series A,
AGMC Insured, 5.00%, 8/15/41	16,000,000	17,883,520
BAM Insured, 5.00%, 8/15/41	9,665,000	10,802,764
		108,682,343
Utah 0.0%†
Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15	20,000	20,141
Virginia 0.4%
Chesterfield County EDA Revenue, Bon Secours Health System Inc., Series C-2, Assured Guaranty,
5.00%, 11/01/42	8,000,000	8,722,240
Washington 1.6%
King County Sewer Revenue,
Refunding, Second Series, AGMC Insured, 5.00%, 1/01/36	3,295,000	3,516,589
Second Series, AGMC Insured, Pre-Refunded, 5.00%, 1/01/36	1,705,000	1,845,185
Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM, 6.65%,
1/01/16	1,250,000	1,317,075
Washington State Health Care Facilities Authority Revenue,
MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39	1,500,000	1,765,965
Providence Health and Services, Refunding, Series D, AGMC Insured, 5.25%, 10/01/33	18,000,000	20,145,240
Virginia Mason Medical Center, Series B, NATL Insured, 5.00%, 2/15/27	4,875,000	5,256,517
		33,846,571
West Virginia 0.6%
Shepherd University Board of Governors Revenue, Residence Facilities Projects, NATL Insured,
5.00%, 6/01/35	7,445,000	7,502,475
West Virginia State Water Development Authority Water Development Revenue, Loan Program II,
Refunding, Series A-II, NATL Insured, 5.00%, 11/01/36	5,000,000	5,121,150
		12,623,625
Wisconsin 1.3%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, NATL
Insured, 6.90%, 8/01/21	3,000,000	3,828,090
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/36	20,000,000	23,517,200
		27,345,290

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| 129

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 2.6%
Puerto Rico 1.4%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Sub Series A, Assured Guaranty, 5.00%, 8/01/40	$10,000,000	$10,051,400
First Sub Series C, AGMC Insured, 5.125%, 8/01/42	20,000,000	20,182,200
		30,233,600
U.S. Virgin Islands 1.2%
Virgin Islands PFAR, Matching Fund Loan Notes, senior lien, AGMC Insured, 5.00%, 10/01/29	23,000,000	26,439,190

Total U.S. Territories		56,672,790
Total Municipal Bonds (Cost $1,884,839,487) 95.2%		2,066,174,850
Other Assets, less Liabilities 4.8%		104,519,886
Net Assets 100.0%		$2,170,694,736

See Abbreviations on page 168.
†Rounds to less than 0.1% of net assets.

130 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$12.16	$12.02	$11.11	$11.60
Income from investment operations[b]:
Net investment income[c]	0.42	0.42	0.42	0.47	0.47
Net realized and unrealized gains (losses)	0.51	(0.76)	0.14	0.91	(0.46)
Total from investment operations	0.93	(0.34)	0.56	1.38	0.01
Less distributions from:
Net investment income	(0.42)	(0.40)	(0.42)	(0.47)	(0.48)
Net realized gains	—	—	—	(—)[d]	(0.02)
Total distributions	(0.42)	(0.40)	(0.42)	(0.47)	(0.50)
Net asset value, end of year	$11.93	$11.42	$12.16	$12.02	$11.11

Total return[e]	8.28%	(2.75)%	4.75%	12.65%	0.01%

Ratios to average net assets
Expenses	0.67%	0.66%	0.65%	0.66%	0.66%
Net investment income	3.56%	3.64%	3.49%	4.05%	4.06%

Supplemental data
Net assets, end of year (000’s)	$439,041	$419,556	$525,946	$461,749	$439,506
Portfolio turnover rate	6.51%	7.12%	20.05%	14.50%	18.65%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 131

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.53	$12.29	$12.14	$11.22	$11.70
Income from investment operations[b]:
Net investment income[c]	0.36	0.36	0.36	0.41	0.41
Net realized and unrealized gains (losses)	0.53	(0.78)	0.14	0.91	(0.46)
Total from investment operations	0.89	(0.42)	0.50	1.32	(0.05)
Less distributions from:
Net investment income	(0.36)	(0.34)	(0.35)	(0.40)	(0.41)
Net realized gains	—	—	—	(—)[d]	(0.02)
Total distributions	(0.36)	(0.34)	(0.35)	(0.40)	(0.43)
Net asset value, end of year	$12.06	$11.53	$12.29	$12.14	$11.22

Total return[e]	7.79%	(3.41)%	4.20%	12.01%	(0.47)%

Ratios to average net assets
Expenses	1.22%	1.21%	1.20%	1.21%	1.21%
Net investment income	3.01%	3.09%	2.94%	3.50%	3.51%

Supplemental data
Net assets, end of year (000’s)	$62,878	$61,760	$90,144	$84,078	$83,046
Portfolio turnover rate	6.51%	7.12%	20.05%	14.50%	18.65%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

132 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.41	$12.16	$12.02	$11.11	$11.60
Income from investment operations[b]:
Net investment income[c]	0.43	0.43	0.44	0.48	0.48
Net realized and unrealized gains (losses)	0.53	(0.77)	0.14	0.91	(0.46)
Total from investment operations	0.96	(0.34)	0.58	1.39	0.02
Less distributions from:
Net investment income	(0.44)	(0.41)	(0.44)	(0.48)	(0.49)
Net realized gains	—	—	—	(—)[d]	(0.02)
Total distributions	(0.44)	(0.41)	(0.44)	(0.48)	(0.51)
Net asset value, end of year	$11.93	$11.41	$12.16	$12.02	$11.11

Total return	8.48%	(2.74)%	4.85%	12.76%	0.12%

Ratios to average net assets
Expenses	0.57%	0.56%	0.55%	0.56%	0.56%
Net investment income	3.66%	3.74%	3.59%	4.15%	4.16%

Supplemental data
Net assets, end of year (000’s)	$10,274	$4,574	$9,135	$7,743	$4,007
Portfolio turnover rate	6.51%	7.12%	20.05%	14.50%	18.65%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.

franklintempleton.com

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Massachusetts Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 99.4%
Massachusetts 99.4%
Boston Water and Sewer Commission Revenue, General, Refunding, Senior Series A, 4.00%,
11/01/28	$4,400,000	$4,851,835
[a]Braintree GO, Refunding, 5.00%, 5/15/27	2,000,000	2,494,140
City of Quincy GO, Muni Purpose Loan, Refunding, 4.00%, 6/01/32	2,565,000	2,759,863
Dudley-Charlton Regional School District GO, Series B, NATL Insured, 5.25%, 5/01/19	3,140,000	3,563,963
Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series C,
NATL Insured, 5.25%, 3/01/15	2,000,000	2,000,000
Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior, Refunding, Series A, 5.25%,
7/01/30	4,000,000	5,110,400
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	6,637,600
Series A, Assured Guaranty, 5.00%, 5/01/33	10,000,000	11,055,900
Series B, 5.00%, 5/01/40	4,625,000	5,289,520
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Series B, 5.00%, 1/01/35	16,165,000	18,273,239
Massachusetts State Development Finance Agency Revenue,
Boston College Issue, Series P, NATL Insured, 4.75%, 7/01/42	11,000,000	11,655,160
Boston University Issue, Series T-1, AMBAC Insured, 5.00%, 10/01/35	3,600,000	3,684,024
Boston University Issue, Series T-1, AMBAC Insured, 5.00%, 10/01/39	18,630,000	19,056,068
Brandeis University Issue, Series N, 5.00%, 10/01/39	5,000,000	5,493,200
The Broad Institute Issue, Series A, 5.375%, 4/01/41	15,000,000	17,343,150
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
5.00%, 7/01/31	5,000,000	5,433,050
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E, Assured Guaranty,
5.00%, 7/01/37	5,035,000	5,450,539
Northeastern University, Series A, 5.00%, 3/01/44	5,000,000	5,623,550
Partners Healthcare System Issue, Refunding, Series L, 5.00%, 7/01/41	5,000,000	5,621,050
Partners Healthcare System Issue, Refunding, Series O-2, 5.00%, 7/01/30	5,000,000	5,906,400
Sterling and Francine Clark Art Institute Issue, 5.00%, 7/01/41	12,900,000	14,250,630
Western New England College Issue, Refunding, Series A, Assured Guaranty, 5.00%, 9/01/33	12,200,000	12,444,854
WGBH Educational Foundation Issue, Refunding, Series A, Assured Guaranty, 5.00%, 1/01/36	15,945,000	17,220,122
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49	4,825,000	4,938,001
Worcester Polytechnic Institute Issue, Refunding, NATL Insured, 5.00%, 9/01/37	12,850,000	13,985,426
Massachusetts State Educational Financing Authority Education Loan Revenue, Issue I,
6.00%, 1/01/28	7,130,000	7,486,571
Refunding, Series A, 5.50%, 1/01/22	3,000,000	3,432,510
Massachusetts State Federal Highway Revenue, Grant Anticipation Notes, Accelerated Bridge Program,
Series A, 5.00%, 6/15/27	5,000,000	6,075,600
Massachusetts State GO,
Consolidated Loan, Series A, AGMC Insured, Pre-Refunded, 5.00%, 3/01/24	4,000,000	4,000,000
Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37	10,000,000	10,919,300
Consolidated Loan, Series F, 4.00%, 11/01/29	6,000,000	6,493,020
Refunding, Series A, AMBAC Insured, 5.50%, 8/01/30	5,000,000	6,608,450
Massachusetts State Health and Educational Facilities Authority Revenue,
Cable Housing and Health Services Issue, Series A, NATL Insured, 5.25%, 7/01/23	935,000	936,150
Cape Cod Healthcare Obligated Group, Assured Guaranty, 6.00%, 11/15/28	3,000,000	3,557,550
Cape Cod Healthcare Obligated Group, Assured Guaranty, 5.125%, 11/15/35	3,150,000	3,503,871
Children's Hospital Issue, Series M, 5.25%, 12/01/39	7,000,000	7,979,790
Emmanuel College Issue, NATL Insured, 5.00%, 7/01/37	10,000,000	10,383,800
Lesley University Issue, Series A, Assured Guaranty, 5.25%, 7/01/39	9,350,000	10,561,292
Partners Healthcare System Issue, Refunding, Series J-1, 5.00%, 7/01/39	4,345,000	4,888,125
Southcoast Health System Obligated Group, Series D, 5.00%, 7/01/39	5,500,000	6,081,570
Sterling and Francine Clark Art Institute Issue, Series B, 5.00%, 7/01/40	10,000,000	11,302,800

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	$430,000	$541,903
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.25%, 12/01/27	4,000,000	4,016,240
Housing, Refunding, Series A, 3.50%, 12/01/31	5,805,000	5,855,852
Housing, Series C, 5.125%, 12/01/39	1,700,000	1,805,162
Housing, Series C, 5.35%, 12/01/49	4,500,000	4,810,590
Housing, Series D, 5.05%, 6/01/40	4,440,000	4,653,520
Housing, Series F, 2.875%, 12/01/27	2,020,000	1,972,409
Housing, Series F, 3.15%, 12/01/32	3,445,000	3,430,979
Housing, Series F, 3.45%, 12/01/37	1,500,000	1,488,255
SF Housing, Series 159, 4.05%, 12/01/32	12,000,000	12,320,160
SF Housing, Series 162, 3.15%, 12/01/32	10,905,000	10,744,042
Massachusetts State Port Authority Revenue, Series A,
AGMC Insured, 4.50%, 7/01/32	5,590,000	5,955,754
AGMC Insured, 4.50%, 7/01/37	7,935,000	8,258,193
AMBAC Insured, Pre-Refunded, 5.00%, 7/01/35	10,000,000	10,158,500
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Series B, 5.00%, 10/15/41	10,000,000	11,377,800
Series A, AMBAC Insured, 4.75%, 8/15/32	15,000,000	16,314,450
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%,
1/01/25	10,900,000	13,689,310
1/01/34	16,900,000	21,449,649
Massachusetts State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 4.00%,
6/01/31	5,555,000	5,907,909
Massachusetts State Water Pollution Abatement Trust Revenue,
2012, Pooled Loan Program, Series 6, 5.50%, 8/01/30	195,000	195,712
2012, Pooled Loan Program, Series 7, 5.125%, 2/01/31	260,000	260,835
State Revolving Fund, Refunding, 5.00%, 8/01/23	3,000,000	3,724,770
State Revolving Fund, Refunding, 5.00%, 8/01/24	3,500,000	4,386,130
Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29	250,000	250,965
Massachusetts State Water Resources Authority Revenue, General,
Refunding, Series B, AGMC Insured, 5.25%, 8/01/28	5,490,000	7,070,296
Series A, AGMC Insured, 4.50%, 8/01/46	5,325,000	5,505,997
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue, senior lien,
5.00%, 7/01/41	7,500,000	8,450,100
Refunding, 5.25%, 7/01/36	5,585,000	6,379,857
Monson GO, AMBAC Insured, 5.25%, 11/01/23	1,675,000	1,680,075
Springfield GO, State Qualified Municipal Purpose Loan, AGMC Insured, Pre-Refunded, 4.50%,
8/01/26	2,000,000	2,152,940
Worcester GO,
Assured Guaranty, 5.00%, 11/01/37	3,000,000	3,296,520
Municipal Purpose Loan, 3.25%, 11/01/25	3,370,000	3,513,562
Municipal Purpose Loan, 3.50%, 11/01/26	3,000,000	3,149,040
Total Municipal Bonds (Cost $474,791,101) 99.4%		509,119,559
Other Assets, less Liabilities 0.6%		3,073,445
Net Assets 100.0%		$512,193,004

See Abbreviations on page 168.

aSecurity purchased on a when-issued basis. See Note 1(b).

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 135

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.76	$12.62	$12.55	$11.49	$11.99
Income from investment operations[b]:
Net investment income[c]	0.47	0.46	0.47	0.52	0.51
Net realized and unrealized gains (losses)	0.20	(0.87)	0.06	1.06	(0.49)
Total from investment operations	0.67	(0.41)	0.53	1.58	0.02
Less distributions from:
Net investment income	(0.48)	(0.45)	(0.46)	(0.52)	(0.52)
Net realized gains	—	—	—	—	(—)[d]
Total distributions	(0.48)	(0.45)	(0.46)	(0.52)	(0.52)
Net asset value, end of year	$11.95	$11.76	$12.62	$12.55	$11.49

Total return[e]	5.75%	(3.22)%	4.31%	14.09%	0.11%

Ratios to average net assets
Expenses	0.64%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.98%	3.88%	3.69%	4.30%	4.26%

Supplemental data
Net assets, end of year (000’s)	$893,018	$974,154	$1,281,242	$1,201,084	$1,128,665
Portfolio turnover rate	4.81%	9.73%	13.02%	8.01%	12.97%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

136 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.89	$12.76	$12.68	$11.60	$12.11
Income from investment operations[b]:
Net investment income[c]	0.41	0.40	0.40	0.45	0.45
Net realized and unrealized gains (losses)	0.20	(0.89)	0.07	1.09	(0.51)
Total from investment operations	0.61	(0.49)	0.47	1.54	(0.06)
Less distributions from:
Net investment income	(0.41)	(0.38)	(0.39)	(0.46)	(0.45)
Net realized gains	—	—	—	—	(—)[d]
Total distributions	(0.41)	(0.38)	(0.39)	(0.46)	(0.45)
Net asset value, end of year	$12.09	$11.89	$12.76	$12.68	$11.60

Total return[e]	5.20%	(3.80)%	3.77%	13.52%	(0.53)%

Ratios to average net assets
Expenses	1.19%	1.18%	1.18%	1.18%	1.18%
Net investment income	3.43%	3.33%	3.14%	3.75%	3.71%

Supplemental data
Net assets, end of year (000’s)	$231,740	$247,538	$331,573	$296,302	$276,916
Portfolio turnover rate	4.81%	9.73%	13.02%	8.01%	12.97%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 137

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.77	$12.63	$12.55	$11.49	$11.99
Income from investment operations[b]:
Net investment income[c]	0.49	0.47	0.48	0.53	0.52
Net realized and unrealized gains (losses)	0.19	(0.87)	0.08	1.07	(0.49)
Total from investment operations	0.68	(0.40)	0.56	1.60	0.03
Less distributions from:
Net investment income	(0.49)	(0.46)	(0.48)	(0.54)	(0.53)
Net realized gains	—	—	—	—	(—)[d]
Total distributions	(0.49)	(0.46)	(0.48)	(0.54)	(0.53)
Net asset value, end of year	$11.96	$11.77	$12.63	$12.55	$11.49

Total return	5.86%	(3.12)%	4.50%	14.20%	0.21%

Ratios to average net assets
Expenses	0.54%	0.53%	0.53%	0.53%	0.53%
Net investment income	4.08%	3.98%	3.79%	4.40%	4.36%

Supplemental data
Net assets, end of year (000’s)	$92,059	$63,162	$81,557	$63,827	$25,378
Portfolio turnover rate	4.81%	9.73%	13.02%	8.01%	12.97%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.

138 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin New Jersey Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 97.8%
Delaware 0.6%
Delaware River and Bay Authority Revenue, Series A, 5.00%, 1/01/42	$6,000,000	$6,720,060
New Jersey 78.2%
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
NATL Insured, ETM, 7.40%, 7/01/16	3,700,000	3,898,209
Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board of
Education Project, Pre-Refunded, 5.00%, 4/01/32	3,400,000	3,412,580
Bergen County Utilities Authority Water PCR, System, AMBAC Insured, Pre-Refunded, 5.00%,
12/15/31	3,000,000	3,112,500
Bernards Township School District GO, NATL Insured, Pre-Refunded, 5.00%, 7/15/30	10,038,000	10,214,586
Cape May County Industrial PCFA Revenue, Atlantic City Electric Co. Project, Refunding, Series A,
NATL Insured, 6.80%, 3/01/21	5,400,000	6,563,916
Cumberland County Improvement Authority Revenue, Technical High School Project, AGMC Insured,
5.00%, 9/01/39	4,000,000	4,525,880
Egg Harbor Township School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/30	3,027,000	3,037,988
Hudson County Improvement Authority Lease Revenue, County Secured, County Services Building
Project, AGMC Insured, 5.00%, 4/01/32	3,895,000	4,184,048
Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison Parking
Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34	2,000,000	2,254,960
Middlesex County COP, NATL Insured, zero cpn., 6/15/24	1,000,000	755,780
Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional Educational
Services Commission Projects, Pre-Refunded, 5.25%, 12/15/33	3,000,000	3,479,100
Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
FNMA Insured,
5.25%, 7/01/21	640,000	641,312
5.35%, 7/01/34	1,575,000	1,577,189
Morristown Parking Authority Revenue, Guaranteed Parking, NATL Insured, 5.00%,
8/01/30	1,815,000	1,981,853
8/01/33	2,630,000	2,863,228
New Jersey EDA, GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project,
5.00%,
6/15/38	5,000,000	5,755,900
6/15/46	7,500,000	8,515,725
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/24	7,000,000	7,933,730
Cigarette Tax, Refunding, 5.00%, 6/15/28	3,000,000	3,329,580
Cigarette Tax, Refunding, 5.00%, 6/15/29	1,000,000	1,103,730
Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22	10,000,000	11,676,000
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC,
Series A, 5.875%, 6/01/42	17,950,000	20,369,660
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/27	5,000,000	5,052,000
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	12,500,000	12,630,000
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,104,000
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	15,000,000	15,032,400
School Facilities Construction, Refunding, Series K, NATL Insured, 5.25%, 12/15/21	10,000,000	11,603,500
School Facilities Construction, Refunding, Series N-1, NATL Insured, 5.50%, 9/01/27	8,660,000	10,537,921
School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	5,000,000	5,403,050
School Facilities Construction, Series KK, 5.00%, 3/01/38	5,000,000	5,398,150
School Facilities Construction, Series L, AGMC Insured, Pre-Refunded, 5.00%, 3/01/30	3,500,000	3,500,000
School Facilities Construction, Series NN, 5.00%, 3/01/28	5,000,000	5,464,250
School Facilities Construction, Series O, Pre-Refunded, 5.125%, 3/01/28	5,000,000	5,000,000
School Facilities Construction, Series U, AMBAC Insured, 5.00%, 9/01/37	1,790,000	1,869,190

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey EDA Revenue, (continued)
School Facilities Construction, Series U, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/37	$3,210,000	$3,561,335
School Facilities Construction, Series Y, 5.00%, 9/01/33	6,000,000	6,509,040
School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34	1,040,000	1,175,522
School Facilities Construction, Series Z, Assured Guaranty, Pre-Refunded, 5.50%, 12/15/34	1,960,000	2,287,183
School Facilities, Series U, 5.00%, 9/01/37	1,720,000	1,796,093
School Facilities, Series U, Pre-Refunded, 5.00%, 9/01/37	3,280,000	3,638,996
New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured,
5.75%, 3/15/20	4,605,000	4,622,038
New Jersey EDA Water Facilities Revenue, New Jersey-American Water Co. Inc. Project, Refunding,
Series A, 5.70%, 10/01/39	10,000,000	11,468,300
Series B, 5.00%, 10/01/39	8,750,000	9,419,025
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic Health System Hospital Corp. Issue, 6.00%, 7/01/41	10,600,000	12,826,530
Atlantic Health System Hospital Corp. Issue, Series A, 5.00%, 7/01/27	8,000,000	8,874,400
AtlantiCare Regional Medical Center Issue, Refunding, 5.00%, 7/01/25	4,605,000	5,009,411
AtlantiCare Regional Medical Center Issue, Refunding, 5.00%, 7/01/37	19,490,000	20,802,067
Barnabas Health Issue, Refunding, Series A, 5.625%, 7/01/32	5,500,000	6,418,995
Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/44	10,000,000	11,175,800
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31	5,000,000	5,462,800
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36	5,000,000	5,458,450
Holy Name Hospital Issue, 5.00%, 7/01/36	5,000,000	5,158,450
Hunterdon Medical Center Issue, Series A, Pre-Refunded, 5.125%, 7/01/35	2,000,000	2,127,500
Hunterdon Medical Center Obligated Group Issue, Refunding, 5.00%, 7/01/45	2,650,000	2,934,902
Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27	2,500,000	2,872,575
Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%, 7/01/38	9,675,000	10,486,926
Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%, 7/01/38	13,550,000	14,687,116
Robert Wood Johnson University Hospital Issue, Series A, 5.00%, 7/01/43	3,650,000	4,060,734
Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43	4,000,000	4,664,360
South Jersey Hospital Issue, Pre-Refunded, 5.00%, 7/01/46	665,000	706,297
South Jersey Hospital Issue, Refunding, 5.00%, 7/01/46	26,535,000	27,347,767
South Jersey Hospital Issue, 5.00%, 7/01/36	12,000,000	12,518,040
St. Barnabas Health Care System Issue, Series A, 5.00%, 7/01/29	6,990,000	7,413,035
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31	2,935,000	3,268,123
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34	1,500,000	1,656,360
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26	1,000,000	1,132,200
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35	3,400,000	3,771,450
Virtua Health Issue, Series A, Assured Guaranty, 5.50%, 7/01/38	10,000,000	11,465,300
New Jersey Health Care Facilities Financing Authority State Contract Revenue, Hospital Asset
Transformation Program, Series A,
5.75%, 10/01/31	10,000,000	11,684,000
5.25%, 10/01/38	15,000,000	16,526,250
New Jersey Institute of Technology GO, Series A, 5.00%, 7/01/42	7,000,000	7,826,350
New Jersey State COP, Equipment Lease Purchase Agreement, Series A, 5.25%, 6/15/29	1,000,000	1,106,230
New Jersey State Educational Facilities Authority Revenue,
The College of New Jersey Issue, Refunding, Series D, AGMC Insured, 5.00%, 7/01/28	5,940,000	6,546,593
The College of New Jersey Issue, Refunding, Series D, AGMC Insured, 5.00%, 7/01/35	11,000,000	12,041,260
Georgian Court University, Refunding, Series D, 5.00%, 7/01/27	1,325,000	1,412,649
Georgian Court University, Refunding, Series D, 5.00%, 7/01/33	1,000,000	1,051,690
Kean University Issue, Refunding, Series A, 5.50%, 9/01/36	8,500,000	9,530,965
Kean University Issue, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/30	5,240,000	5,565,404

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue, (continued)
Kean University Issue, Series D, AGMC Insured, 5.00%, 7/01/39	$1,000,000	$1,040,210
Kean University Issue, Series D, NATL Insured, 5.00%, 7/01/39	4,695,000	4,985,714
Montclair State University Issue, Refunding, Series A, 5.00%, 7/01/44	7,000,000	8,075,760
Montclair State University Issue, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31	10,000,000	10,390,100
Montclair State University Issue, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	20,000,000	20,729,400
Montclair State University Issue, Series A, 5.00%, 7/01/39	5,000,000	5,790,350
Montclair State University Issue, Series J, 5.25%, 7/01/38	2,000,000	2,191,120
Princeton University, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,062,000
Princeton University, Refunding, Series B, 5.00%, 7/01/44	15,000,000	17,637,450
Princeton University, Refunding, Series E, 5.00%, 7/01/33	5,000,000	5,412,650
Princeton University, Series B, 5.00%, 7/01/39	15,000,000	17,323,050
Princeton University, Series B, 4.375%, 7/01/41	10,000,000	10,846,400
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37	1,000,000	1,107,710
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42	1,000,000	1,102,250
The Richard Stockton College of New Jersey Issue, Refunding, Series A, 5.375%, 7/01/38	5,000,000	5,514,600
The Richard Stockton College of New Jersey Issue, Refunding, Series F, AMBAC Insured,
5.00%, 7/01/28	2,370,000	2,386,756
Rowan University Issue, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24	1,755,000	1,774,094
Seton Hall University Issue, Refunding, Series E, 6.25%, 7/01/37	5,000,000	5,759,450
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/34	4,750,000	4,981,277
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/18	410,000	411,193
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/28	865,000	866,618
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/18	355,000	368,689
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28	710,000	800,731
The William Paterson University of New Jersey Issue, Series C, Assured Guaranty, 5.00%,
7/01/38	5,500,000	5,838,250
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33	2,140,000	2,385,608
Refunding, Series 1A, 5.00%, 12/01/25	3,365,000	3,686,728
Refunding, Series 1A, 5.00%, 12/01/26	1,640,000	1,791,470
Refunding, Series 1A, 5.125%, 12/01/27	4,020,000	4,417,136
Refunding, Series 1A, 5.25%, 12/01/28	4,025,000	4,431,646
Series 2, 5.00%, 12/01/26	2,495,000	2,719,176
Series 2, 5.00%, 12/01/27	1,815,000	1,968,186
Series 2, 5.00%, 12/01/28	1,820,000	1,965,709
Series 2, 5.00%, 12/01/30	1,500,000	1,614,420
Series 2, 5.00%, 12/01/36	1,000,000	1,087,930
Series A, 5.625%, 6/01/30	14,500,000	16,029,025
Series A, Assured Guaranty, 6.125%, 6/01/30	8,910,000	9,501,446
New Jersey State Housing and Mortgage Finance Agency MFHR, Series I, 5.75%, 11/01/38	2,490,000	2,595,103
New Jersey State Housing and Mortgage Finance Agency SFHR, Series AA, 6.50%, 10/01/38	2,300,000	2,400,648
New Jersey State Transportation Trust Fund Authority Revenue,
Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/29	5,000,000	2,582,600
Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/32	10,000,000	4,347,600
Capital Appreciation, Transportation System, Series C, AGMC Insured, zero cpn., 12/15/33	10,000,000	4,118,300
Transportation Program, Series AA, 5.25%, 6/15/31	11,500,000	12,988,215
Transportation System, Series A, 6.00%, 12/15/38	16,110,000	18,444,500
Transportation System, Series A, 5.50%, 6/15/41	5,000,000	5,583,050
Transportation System, Series A, AGMC Insured, 5.00%, 12/15/34	15,000,000	15,988,200
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34	10,000,000	10,617,300

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Transportation Trust Fund Authority Revenue, (continued)
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	$8,890,000	$10,556,786
Transportation System, Series B, 5.00%, 6/15/42	7,000,000	7,497,350
New Jersey State Turnpike Authority Turnpike Revenue,
Growth and Income Securities, Series B, AMBAC Insured, 5.15%, 1/01/35	7,500,000	7,845,300
Refunding, Series I, 5.00%, 1/01/35	5,000,000	5,552,650
Series E, 5.25%, 1/01/40	30,000,000	33,279,900
Series H, 5.00%, 1/01/36	14,000,000	15,527,820
North Hudson Sewerage Authority Gross Revenue, Lease Certificates, Refunding, Series A, 5.00%,
6/01/42	17,800,000	19,589,612
Passaic County Improvement Authority Parking Facilities Revenue, 200 Hospital Plaza Corp. Project,
5.00%, 5/01/42	3,200,000	3,619,552
Rutgers State University GO,
Series F, 5.00%, 5/01/39	20,000,000	22,348,200
Series L, 5.00%, 5/01/43	20,000,000	22,735,400
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%,
6/01/29	5,000,000	5,450,400
Sussex County Municipal Utilities Authority Wastewater Facilities Revenue, Capital Appreciation,
Series B, AGMC Insured, zero cpn.,
12/01/35	2,815,000	975,510
12/01/36	2,810,000	913,643
12/01/37	2,815,000	862,516
12/01/38	2,810,000	809,954
Upper Freehold Regional School District GO, NATL Insured, Pre-Refunded, 5.00%, 2/15/35	8,730,000	9,486,716
		951,561,553
New York 9.5%
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Fifty-Third Series, Refunding, 5.00%, 7/15/38	8,850,000	9,779,338
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	10,000,000	10,873,100
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	5,000,000	5,425,200
One Hundred Forty-Fourth Series, 5.00%, 10/01/29	5,000,000	5,332,050
One Hundred Forty-Ninth Series, 5.00%, 11/15/31	10,000,000	10,997,000
One Hundred Seventy-First Series, Refunding, 5.00%, 7/15/30	12,200,000	14,029,390
One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	15,000,000	17,241,300
One Hundred Sixtieth Series, Refunding, 5.00%, 9/15/36	15,000,000	17,037,300
One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	11,439,100
One Hundred Sixty-Sixth Series, Refunding, 5.25%, 7/15/36	5,000,000	5,763,150
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air Terminal
LLC Project, NATL Insured, 5.75%, 12/01/22	8,000,000	8,027,840
		115,944,768
Pennsylvania 2.6%
Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured,
5.00%, 7/01/35	1,625,000	1,742,845
Pre-Refunded, 5.00%, 7/01/35	3,375,000	3,719,824
Delaware River Port Authority Revenue,
5.00%, 1/01/37	10,000,000	11,365,700
Series E, 5.00%, 1/01/35	14,000,000	15,380,540
		32,208,909

142 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 6.9%
Puerto Rico 6.9%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A-4, AGMC Insured, 5.00%, 7/01/31	$5,000,000	$5,062,650
Series B, Pre-Refunded, 5.00%, 7/01/35	3,175,000	3,373,470
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	25,000,000	25,392,000
Series WW, 5.50%, 7/01/38	16,620,000	9,515,116
Series XX, 5.25%, 7/01/40	3,125,000	1,781,281
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Educational Facilities Revenue, University Plaza Project, Series A, NATL Insured, 5.00%,
7/01/33	1,000,000	994,000
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	5,250,000	3,317,475
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.75%, 8/01/37	10,000,000	6,962,700
Series A, 6.00%, 8/01/42	30,000,000	21,038,100
Series C, 5.50%, 8/01/40	10,000,000	6,637,600
		84,074,392
Total Municipal Bonds (Cost $1,132,387,278) 97.8%		1,190,509,682
Other Assets, less Liabilities 2.2%		26,308,071
Net Assets 100.0%		$1,216,817,753

See Abbreviations on page 168.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 2015

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$220,928,922	$4,125,347,591	$1,106,516,895	$7,350,121,646
Value	$201,783,098	$4,406,213,933	$1,122,066,159	$8,145,072,343
Cash	35,629,190	146,993,586	123,922	321,758,511
Receivables:
Investment securities sold	—	—	—	9,599,688
Capital shares sold	8,975	13,656,229	1,876,461	18,599,068
Interest	2,900,083	45,941,380	10,066,207	99,237,218
Other assets	158	2,993	741	5,608
Total assets	240,321,504	4,612,808,121	1,134,133,490	8,594,272,436
Liabilities:
Payables:
Investment securities purchased	—	29,857,477	8,195,006	22,760,200
Capital shares redeemed	516,142	8,210,804	3,095,051	21,581,240
Management fees	110,032	1,731,387	397,842	3,209,285
Distribution fees	33,082	368,245	101,388	952,793
Transfer agent fees	35,216	818,270	107,944	1,225,355
Distributions to shareholders	115,246	1,250,692	209,910	4,198,646
Accrued expenses and other liabilities	14,143	195,653	42,562	276,696
Total liabilities	823,861	42,432,528	12,149,703	54,204,215
Net assets, at value	$239,497,643	$4,570,375,593	$1,121,983,787	$8,540,068,221
Net assets consist of:
Paid-in capital	$337,940,707	$4,348,858,193	$1,106,772,465	$8,296,040,425
Undistributed net investment income	703,317	893,911	956,633	20,596,911
Net unrealized appreciation (depreciation)	(19,145,824)	280,866,342	15,549,264	794,950,697
Accumulated net realized gain (loss)	(80,000,557)	(60,242,853)	(1,294,575)	(571,519,812)
Net assets, at value	$239,497,643	$4,570,375,593	$1,121,983,787	$8,540,068,221

144 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$196,845,775	$1,828,050,040	$890,555,682	$5,244,428,226
Shares outstanding	19,930,989	146,966,883	85,055,202	491,195,383
Net asset value per share[a]	$9.88	$12.44	$10.47	$10.68
Maximum offering price per share (net asset value
per share ÷ 95.75%, 97.75%, 97.75%, 95.75%,
respectively)	$10.32	$12.73	$10.71	$11.15
Class C:
Net assets, at value	$37,310,924	$456,698,154	—	$1,100,883,240
Shares outstanding	3,760,262	36,618,611	—	101,401,963
Net asset value and maximum offering price
per share[a]	$9.92	$12.47	—	$10.86
Advisor Class:
Net assets, at value	$5,340,944	$2,285,627,399	$231,428,105	$2,194,756,755
Shares outstanding	539,884	183,359,942	22,115,474	204,762,370
Net asset value and maximum offering price
per share	$9.89	$12.47	$10.46	$10.72

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,884,839,487	$474,791,101	$1,132,387,278
Value	$2,066,174,850	$509,119,559	$1,190,509,682
Cash	85,448,367	1,458,763	16,691,601
Receivables:
Capital shares sold	212,389	291,196	614,374
Interest	24,287,445	5,348,362	12,767,233
Other assets	1,435	341	810
Total assets	2,176,124,486	516,218,221	1,220,583,700
Liabilities:
Payables:
Investment securities purchased	—	2,481,760	—
Capital shares redeemed	3,124,703	957,187	2,188,570
Management fees	833,663	212,725	476,524
Distribution fees	283,940	65,149	184,875
Transfer agent fees	176,007	38,963	151,701
Distributions to shareholders	948,068	253,133	721,947
Accrued expenses and other liabilities	63,369	16,300	42,330
Total liabilities	5,429,750	4,025,217	3,765,947
Net assets, at value	$2,170,694,736	$512,193,004	$1,216,817,753
Net assets consist of:
Paid-in capital	$2,047,014,561	$496,512,255	$1,206,629,866
Undistributed net investment income	3,978,016	540,383	2,370,822
Net unrealized appreciation (depreciation)	181,335,363	34,328,458	58,122,404
Accumulated net realized gain (loss)	(61,633,204)	(19,188,092)	(50,305,339)
Net assets, at value	$2,170,694,736	$512,193,004	$1,216,817,753

146 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$1,808,967,503	$439,041,297	$893,018,352
Shares outstanding	143,751,423	36,809,127	74,716,147
Net asset value per share[a]	$12.58	$11.93	$11.95
Maximum offering price per share (net asset value per share ÷ 95.75%)	$13.14	$12.46	$12.48
Class C:
Net assets, at value	$308,279,917	$62,877,977	$231,740,144
Shares outstanding	24,162,726	5,215,683	19,164,022
Net asset value and maximum offering price per share[a]	$12.76	$12.06	$12.09
Advisor Class:
Net assets, at value	$53,447,316	$10,273,730	$92,059,257
Shares outstanding	4,248,856	861,457	7,697,654
Net asset value and maximum offering price per share	$12.58	$11.93	$11.96

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended February 28, 2015

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$16,177,227	$140,228,129	$19,035,936	$414,966,701
Expenses:
Management fees (Note 3a)	1,458,228	19,611,105	5,544,248	37,389,842
Distribution fees: (Note 3c)
Class A	213,198	1,779,403	1,402,734	5,140,721
Class C	276,859	2,929,395	—	6,975,732
Transfer agent fees: (Note 3e)
Class A	157,981	1,728,729	406,789	3,417,212
Class C	29,886	438,772	—	713,167
Advisor Class	3,498	1,984,761	90,238	1,346,556
Custodian fees	2,201	37,745	10,138	71,846
Reports to shareholders	30,546	438,548	51,111	477,723
Registration and filing fees	47,517	299,334	65,003	287,173
Professional fees	68,487	81,801	48,068	429,446
Trustees’ fees and expenses	1,577	22,566	6,200	43,967
Other	20,141	206,081	94,615	762,169
Total expenses	2,310,119	29,558,240	7,719,144	57,055,554
Expenses waived/paid by affiliates (Note 3f)	—	—	(941,421)	—
Net expenses	2,310,119	29,558,240	6,777,723	57,055,554
Net investment income	13,867,108	110,669,889	12,258,213	357,911,147
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(42,823,364)	(13,230,038)	(1,021,923)	(37,211,222)
Net change in unrealized appreciation (depreciation) on
investments	47,073,547	91,568,904	(4,034,897)	457,926,800
Net realized and unrealized gain (loss)	4,250,183	78,338,866	(5,056,820)	420,715,578
Net increase (decrease) in net assets resulting from
operations	$18,117,291	$189,008,755	$7,201,393	$778,626,725

148 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2015

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$101,321,499	$21,194,809	$57,748,431
Expenses:
Management fees (Note 3a)	10,160,316	2,510,566	5,859,168
Distribution fees: (Note 3c)
Class A	1,715,348	432,005	932,636
Class C	2,073,650	401,475	1,549,314
Transfer agent fees: (Note 3e)
Class A	779,012	170,036	454,036
Class C	135,290	24,308	116,053
Advisor Class	21,209	2,825	38,422
Custodian fees	19,449	4,483	11,057
Reports to shareholders	96,604	20,247	52,736
Registration and filing fees	62,041	31,151	24,906
Professional fees	109,607	41,475	68,657
Trustees’ fees and expenses	11,993	2,682	6,812
Other	105,271	29,780	70,712
Total expenses	15,289,790	3,671,033	9,184,509
Net investment income	86,031,709	17,523,776	48,563,922
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(9,378,262)	(4,329,941)	(28,139,542)
Net change in unrealized appreciation (depreciation) on investments	111,954,512	26,286,456	48,689,744
Net realized and unrealized gain (loss)	102,576,250	21,956,515	20,550,202
Net increase (decrease) in net assets resulting from operations	$188,607,959	$39,480,291	$69,114,124

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$13,867,108	$24,801,624	$110,669,889	$104,076,552
Net realized gain (loss) from investments	(42,823,364)	(30,249,145)	(13,230,038)	(23,344,484)
Net change in unrealized appreciation
(depreciation) on investments	47,073,547	(98,412,208)	91,568,904	(101,859,297)
Net increase (decrease) in net assets
resulting from operations	18,117,291	(103,859,729)	189,008,755	(21,127,229)
Distributions to shareholders from:
Net investment income:
Class A	(12,177,338)	(20,591,558)	(46,577,867)	(55,999,654)
Class C	(2,067,311)	(3,295,261)	(9,321,044)	(10,924,668)
Advisor Class	(273,031)	(476,276)	(55,388,774)	(35,693,521)
Total distributions to shareholders	(14,517,680)	(24,363,095)	(111,287,685)	(102,617,843)
Capital share transactions: (Note 2)
Class A	(88,359,283)	(212,864,101)	48,337,464	(434,202,030)
Class C	(14,436,279)	(45,408,962)	(4,766,376)	(77,074,643)
Advisor Class	(95,653)	(6,775,581)	450,330,038	686,468,135
Total capital share transactions	(102,891,215)	(265,048,644)	493,901,126	175,191,462
Net increase (decrease) in net assets	(99,291,604)	(393,271,468)	571,622,196	51,446,390
Net assets:
Beginning of year	338,789,247	732,060,715	3,998,753,397	3,947,307,007
End of year	$239,497,643	$338,789,247	$4,570,375,593	$3,998,753,397
Undistributed net investment income included
in net assets:
End of year	$703,317	$1,443,889	$893,911	$1,548,090

150 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Federal Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$12,258,213	$13,324,146	$357,911,147	$403,149,874
Net realized gain (loss) from investments	(1,021,923)	175,379	(37,211,222)	(239,073,701)
Net change in unrealized appreciation (depreciation)
on investments	(4,034,897)	(3,603,564)	457,926,800	(571,611,548)
Net increase (decrease) in net assets resulting
from operations	7,201,393	9,895,961	778,626,725	(407,535,375)
Distributions to shareholders from:
Net investment income:
Class A	(9,202,546)	(11,009,041)	(228,761,160)	(250,275,056)
Class C	—	—	(41,044,179)	(46,366,828)
Advisor Class	(2,355,965)	(1,860,794)	(91,544,704)	(91,162,719)
Total distributions to shareholders	(11,558,511)	(12,869,835)	(361,350,043)	(387,804,603)
Capital share transactions: (Note 2)
Class A	(83,128,206)	202,080,079	(30,286,601)	(1,038,781,188)
Class B	—	—	—	(422,960)
Class C	—	—	3,059,491	(292,046,584)
Advisor Class	48,676,354	74,832,596	355,165,279	(241,499,831)
Total capital share transactions	(34,451,852)	276,912,675	327,938,169	(1,572,750,563)
Net increase (decrease) in net assets	(38,808,970)	273,938,801	745,214,851	(2,368,090,541)
Net assets:
Beginning of year	1,160,792,757	886,853,956	7,794,853,370	10,162,943,911
End of year	$1,121,983,787	$1,160,792,757	$8,540,068,221	$7,794,853,370
Undistributed net investment income included
in net assets:
End of year	$956,633	$269,090	$20,596,911	$26,210,656

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$86,031,709	$100,593,411	$17,523,776	$19,477,550
Net realized gain (loss) from investments	(9,378,262)	(33,887,257)	(4,329,941)	(11,915,165)
Net change in unrealized appreciation (depreciation)
on investments	111,954,512	(126,294,534)	26,286,456	(29,219,409)
Net increase (decrease) in net assets resulting
from operations	188,607,959	(59,588,380)	39,480,291	(21,657,024)
Distributions to shareholders from:
Net investment income:
Class A	(73,517,323)	(81,522,827)	(15,566,672)	(16,109,085)
Class C	(10,821,585)	(13,362,543)	(1,862,717)	(2,168,600)
Advisor Class	(2,050,362)	(2,219,822)	(265,537)	(242,092)
Total distributions to shareholders	(86,389,270)	(97,105,192)	(17,694,926)	(18,519,777)
Capital share transactions: (Note 2)
Class A	(156,612,631)	(545,755,568)	707,116	(72,722,670)
Class B	—	(383,713)	—	—
Class C	(40,505,660)	(186,317,373)	(1,608,203)	(22,518,228)
Advisor Class	4,561,234	(21,923,978)	5,418,308	(3,917,811)
Total capital share transactions	(192,557,057)	(754,380,632)	4,517,221	(99,158,709)
Net increase (decrease) in net assets	(90,338,368)	(911,074,204)	26,302,586	(139,335,510)
Net assets:
Beginning of year	2,261,033,104	3,172,107,308	485,890,418	625,225,928
End of year	$2,170,694,736	$2,261,033,104	$512,193,004	$485,890,418
Undistributed net investment income included
in net assets:
End of year	$3,978,016	$4,352,763	$540,383	$734,523

152 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Year Ended February 28,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$48,563,922	$55,184,542
Net realized gain (loss) from investments	(28,139,542)	(20,730,399)
Net change in unrealized appreciation (depreciation) on investments	48,689,744	(96,341,509)
Net increase (decrease) in net assets resulting from operations	69,114,124	(61,887,366)
Distributions to shareholders from:
Net investment income:
Class A	(37,392,502)	(41,541,891)
Class C	(8,141,258)	(9,040,613)
Advisor Class	(3,221,642)	(2,703,744)
Total distributions to shareholders	(48,755,402)	(53,286,248)
Capital share transactions: (Note 2)
Class A	(96,307,248)	(220,351,567)
Class B	—	(519,178)
Class C	(19,745,245)	(61,287,445)
Advisor Class	27,658,078	(12,706,308)
Total capital share transactions	(88,394,415)	(294,864,498)
Net increase (decrease) in net assets	(68,035,693)	(410,038,112)
Net assets:
Beginning of year	1,284,853,446	1,694,891,558
End of year	$1,216,817,753	$1,284,853,446
Undistributed net investment income included in net assets:
End of year	$2,370,822	$2,554,308

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty four separate funds, seven of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Double Tax-Free Income Fund and Franklin Insured Tax-Free Income Fund were closed to investors with limited exceptions effective at the close of market August 1, 2012 and March 1, 2013, respectively.

Class A & Advisor Class

Franklin Federal Limited-Term Tax-Free Income Fund

Class A, Class C & Advisor Class

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income

Fund Franklin High Yield Tax-Free Income Fund

 Franklin Insured Tax-Free Income Fund

 Franklin Massachusetts Tax-Free Income

Fund Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Insurance (continued)

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	57,151	$572,342	32,918,405	$406,702,390
Shares issued in reinvestment of distributions	1,099,487	10,746,656	3,362,518	41,577,824
Shares redeemed	(10,261,721)	(99,678,281)	(32,379,449)	(399,942,750)
Net increase (decrease)	(9,105,083)	$(88,359,283)	3,901,474	$48,337,464
Year ended February 28, 2014
Shares sold	89,045	$919,381	47,978,543	$582,835,363
Shares issued in reinvestment of distributions	1,740,727	18,490,256	4,118,192	49,997,946
Shares redeemed	(22,290,762)	(232,273,738)	(88,041,839)	(1,067,035,339)
Net increase (decrease)	(20,460,990)	$(212,864,101)	(35,945,104)	$(434,202,030)

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		NOTES TO FINANCIAL STATEMENTS

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 28, 2015
Shares sold	4,377	$42,947	5,824,546	$72,181,917
Shares issued in reinvestment of distributions	189,350	1,858,470	613,884	7,609,117
Shares redeemed	(1,674,276)	(16,337,696)	(6,831,580)	(84,557,410)
Net increase (decrease)	(1,480,549)	$(14,436,279)	(393,150)	$(4,766,376)
Year ended February 28, 2014
Shares sold	39,885	$428,946	9,210,350	$112,241,169
Shares issued in reinvestment of distributions	275,174	2,937,098	723,768	8,808,142
Shares redeemed	(4,583,899)	(48,775,006)	(16,354,384)	(198,123,954)
Net increase (decrease)	(4,268,840)	$(45,408,962)	(6,420,266)	$(77,074,643)

Advisor Class Shares:
Year ended February 28, 2015
Shares sold	253,751	$2,487,234	57,294,189	$709,229,011
Shares issued in reinvestment of distributions	21,184	207,648	3,778,398	46,851,743
Shares redeemed	(285,144)	(2,790,535)	(24,686,207)	(305,750,716)
Net increase (decrease)	(10,209)	$(95,653)	36,386,380	$450,330,038
Year ended February 28, 2014
Shares sold	115,372	$1,287,864	94,095,836	$1,146,604,504
Shares issued in reinvestment of distributions	33,938	364,110	2,264,321	27,522,835
Shares redeemed	(802,146)	(8,427,555)	(40,310,145)	(487,659,204)
Net increase (decrease)	(652,836)	$(6,775,581)	56,050,012	$686,468,135

	Franklin Federal			Franklin
	Limited-Term		High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	18,135,022	$190,218,420	62,660,637	$656,459,692
Shares issued in reinvestment of distributions	761,074	7,983,585	18,624,103	195,363,673
Shares redeemed	(26,823,482)	(281,330,211)	(84,367,339)	(882,109,966)
Net increase (decrease)	(7,927,386)	$(83,128,206)	(3,082,599)	$(30,286,601)
Year ended February 28, 2014
Shares sold	53,830,197	$563,796,058	59,469,325	$608,899,547
Shares issued in reinvestment of distributions	901,683	9,452,483	20,840,626	212,045,170
Shares redeemed	(35,433,429)	(371,168,462)	(183,662,490)	(1,859,725,905)
Net increase (decrease)	19,298,451	$202,080,079	(103,352,539)	$(1,038,781,188)

Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(38,210)	$(422,960)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Federal		Franklin
	Limited-Term		High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 28, 2015
Shares sold			12,569,751	$133,824,203
Shares issued in reinvestment of distributions			3,261,409	34,771,040
Shares redeemed			(15,583,892)	(165,535,752)
Net increase (decrease)			247,268	$3,059,491
Year ended February 28, 2014
Shares sold			11,402,805	$118,998,075
Shares issued in reinvestment of distributions			3,785,401	39,120,725
Shares redeemed			(43,840,751)	(450,165,384)
Net increase (decrease)			(28,652,545)	$(292,046,584)

Advisor Class Shares:
Year ended February 28, 2015
Shares sold	9,299,475	$97,480,472	73,851,493	$773,927,526
Shares issued in reinvestment of distributions	69,730	730,891	7,538,860	79,453,639
Shares redeemed	(4,724,896)	(49,535,009)	(47,209,780)	(498,215,886)
Net increase (decrease)	4,644,309	$48,676,354	34,180,573	$355,165,279
Year ended February 28, 2014
Shares sold	12,386,673	$129,639,690	101,830,003	$1,040,634,829
Shares issued in reinvestment of distributions	55,791	584,302	7,486,430	76,268,110
Shares redeemed	(5,285,056)	(55,391,396)	(134,514,922)	(1,358,402,770)
Net increase (decrease)	7,157,408	$74,832,596	(25,198,489)	$(241,499,831)
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	235,013	$2,898,667	4,006,816	$47,230,807
Shares issued in reinvestment of distributions	5,069,683	62,691,356	1,071,160	12,632,188
Shares redeemed	(18,057,574)	(222,202,654)	(5,022,768)	(59,155,879)
Net increase (decrease)	(12,752,878)	$(156,612,631)	55,208	$707,116
Year ended February 28, 2014
Shares sold	637,933	$7,676,017	14,263,643	$161,644,051
Shares issued in reinvestment of distributions	5,766,058	69,110,330	1,132,404	12,939,425
Shares redeemed	(52,027,743)	(622,541,915)	(21,877,246)	(247,306,146)
Net increase (decrease)	(45,623,752)	$(545,755,568)	(6,481,199)	$(72,722,670)

Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed	(30,217)	$(383,713)

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		NOTES TO FINANCIAL STATEMENTS

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 28, 2015
Shares sold	37,330	$466,948	498,644	$5,937,976
Shares issued in reinvestment of distributions	771,594	9,669,138	130,847	1,558,988
Shares redeemed	(4,060,660)	(50,641,746)	(768,658)	(9,105,167)
Net increase (decrease)	(3,251,736)	$(40,505,660)	(139,167)	$(1,608,203)
Year ended February 28, 2014
Shares sold	144,968	$1,774,098	604,890	$7,099,778
Shares issued in reinvestment of distributions	976,889	11,875,249	157,770	1,822,479
Shares redeemed	(16,506,125)	(199,966,720)	(2,744,307)	(31,440,485)
Net increase (decrease)	(15,384,268)	$(186,317,373)	(1,981,647)	$(22,518,228)

Advisor Class Shares:
Year ended February 28, 2015
Shares sold	1,245,512	$15,347,839	550,916	$6,475,385
Shares issued in reinvestment of distributions	136,604	1,689,924	17,305	204,798
Shares redeemed	(1,011,958)	(12,476,529)	(107,527)	(1,261,875)
Net increase (decrease)	370,158	$4,561,234	460,694	$5,418,308
Year ended February 28, 2014
Shares sold	1,107,166	$13,193,385	151,905	$1,749,306
Shares issued in reinvestment of distributions	151,481	1,817,018	12,833	146,853
Shares redeemed	(3,098,210)	(36,934,381)	(515,095)	(5,813,970)
Net increase (decrease)	(1,839,563)	$(21,923,978)	(350,357)	$(3,917,811)
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

	Franklin New Jersey
	Tax-Free Income Fund
	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	5,873,699	$69,880,543
Shares issued in reinvestment of distributions	2,556,326	30,462,079
Shares redeemed	(16,541,565)	(196,649,870)
Net increase (decrease)	(8,111,540)	$(96,307,248)
Year ended February 28, 2014
Shares sold	12,546,810	$149,726,572
Shares issued in reinvestment of distributions	2,820,702	33,503,802
Shares redeemed	(34,038,745)	(403,581,941)
Net increase (decrease)	(18,671,233)	$(220,351,567)

Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed	(40,834)	$(519,178)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
	Franklin New Jersey
	Tax-Free Income Fund
	Shares	Amount

Class C Shares:
Year ended February 28, 2015
Shares sold	1,716,248	$20,666,801
Shares issued in reinvestment of distributions	541,847	6,531,280
Shares redeemed	(3,905,744)	(46,943,326)
Net increase (decrease)	(1,647,649)	$(19,745,245)
Year ended February 28, 2014
Shares sold	2,277,360	$27,788,100
Shares issued in reinvestment of distributions	602,945	7,239,344
Shares redeemed	(8,052,649)	(96,314,889)
Net increase (decrease)	(5,172,344)	$(61,287,445)

Advisor Class Shares:
Year ended February 28, 2015
Shares sold	3,676,919	$43,717,361
Shares issued in reinvestment of distributions	209,416	2,500,915
Shares redeemed	(1,556,613)	(18,560,198)
Net increase (decrease)	2,329,722	$27,658,078
Year ended February 28, 2014
Shares sold	1,999,455	$23,639,531
Shares issued in reinvestment of distributions	156,692	1,862,620
Shares redeemed	(3,246,445)	(38,208,459)
Net increase (decrease)	(1,090,298)	$(12,706,308)
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Funds, except Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds and, effective April 1, 2014, Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

Prior to April 1, 2014, Franklin Federal Limited-Term Tax-Free Income Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $100 million
0.650%	Over $100 million, up to and including $250 million
0.625%	Over $250 million, up to and including $500 million
0.600%	In excess of $500 million

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.15%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	—	0.65%

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A		0.10%	0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$—	$367,655	$134,993	$1,243,121
CDSC retained	$4	$67,233	$30,313	$111,224

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions
paid to unaffiliated broker/dealers		$454	$38,588	$114,823
CDSC retained		$4,019	$629	$9,978

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NOTES TO FINANCIAL STATEMENTS

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees	$82,054	$997,559	$130,372	$1,603,565

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund

Transfer agent fees		$370,131	$ 82,889	$225,670

f. Waiver and Expense Reimbursements

Effective July 1, 2014, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Federal Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the fund do not exceed 0.48%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2015. Prior to July 1, 2014, expenses were limited to 0.45%.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2015, the capital loss carryforwards were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2016	$503,897	$1,114,337	$17,957	$62,972,830
2017	944,001	6,237,620	—	15,478,643
2018	2,690,894	223,211	567	53,451,410
2019	853,373	1,793,931	—	583,369
Capital loss carryforwards not subject to expiration:
Short term	4,879,485	32,449,779	—	136,038,722
Long term	70,128,907	18,423,975	1,276,051	294,759,263
Total capital loss carryforwards	$80,000,557	$60,242,853	$1,294,575	$563,284,237

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4. Income Taxes (continued)
	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2017	$36,012	$—	$—
2018	5,518,185	—	—
Capital loss carryforwards not subject to expiration:
Short term	35,870,393	7,794,180	10,670,116
Long term	20,208,614	11,393,912	39,635,223
Total capital loss carryforwards	$61,633,204	$19,188,092	$50,305,339

On February 28, 2015, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

	Franklin	Franklin
Franklin	Federal	Federal
Double	Intermediate-	Limited-Term
Tax-Free	Term Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

$134,018	$361,303	$321,499

The tax character of distributions paid during the years ended February 28, 2015 and 2014, was as follows:

			Franklin Federal		Franklin Federal
	Franklin Double		Intermediate-Term		Limited-Term
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from
tax exempt income	$14,517,680	$24,363,095	$111,287,685	$102,617,843	$11,558,511	$12,869,835

	Franklin High Yield		Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from
tax exempt income	$361,350,043	$387,804,603	$86,389,270	$97,105,192	$17,694,926	$18,519,777

	Franklin New Jersey
	Tax-Free Income Fund
	2015	2014
Distributions paid from
tax exempt income	$48,755,402	$53,286,248

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At February 28, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$220,854,494	$4,125,132,071	$1,106,414,247	$7,353,215,399

Unrealized appreciation	$13,002,758	$286,512,678	$16,016,431	$1,021,613,898
Unrealized depreciation	(32,074,154)	(5,430,816)	(364,519)	(229,756,954)
Net unrealized appreciation (depreciation)	$(19,071,396)	$281,081,862	$15,651,912	$791,856,944

Undistributed tax exempt income	$744,132	$1,929,083	$1,064,043	$16,651,173
Undistributed ordinary income	—	—	—	4,230,057
Distributable earnings	$744,132	$1,929,083	$1,064,043	$20,881,230

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund
Cost of investments		$1,884,674,837	$474,671,990	$1,132,380,569

Unrealized appreciation		$181,555,520	35,121,315	$83,164,696
Unrealized depreciation		(55,507)	(673,746)	(25,035,583)
Net unrealized appreciation (depreciation)		$181,500,013	$34,447,569	$58,129,113

Distributable earnings - undistributed tax exempt income		$4,761,427	$674,406	$3,086,060

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2015, were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Purchases	$1,051,712	$817,707,759	$344,505,918	$643,397,901
Sales	$128,133,805	$162,503,938	$202,199,800	$657,089,144

		Franklin	Franklin	Franklin
		Insured	Massachusetts	New Jersey
		Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund

Purchases		$—	$43,541,917	$58,949,679
Sales		$256,804,169	$32,047,056	$143,608,280

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NOTES TO FINANCIAL STATEMENTS

6. Credit Risk and Defaulted Securities

At February 28, 2015, Franklin Double Tax-Free Income Fund and Franklin High Yield Tax-Free Income Fund had 38.40% and 18.10%, respectively, of their portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2015, the aggregate value of these securities was $3,846,334 representing 0.05% of the Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7. Concentration of Risk

Franklin Double Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2015, the Funds did not use the Global Credit Facility.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Double Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$201,783,098	$—	$201,783,098
Franklin Federal Intermediate-Term Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$4,228,528,933	$—	$4,228,528,933
Short Term Investments		177,685,000	—	177,685,000
Total Investments in Securities	$—	$4,406,213,933	$—	$4,406,213,933
Franklin Federal Limited-Term Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,045,126,615	$—	$1,045,126,615
Short Term Investments	—	76,939,544		76,939,544
Total Investments in Securities	$—	$1,122,066,159	$—	$1,122,066,159
Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$—	$—	$717,082	$717,082
Corporate Bonds	—	4,137,242	—	4,137,242
Municipal Bonds	—	7,998,272,569	28,815,450	8,027,088,019
Short Term Investments	—	113,130,000	—	113,130,000
Total Investments in Securities	$—	$8,115,539,811	$29,532,532	$8,145,072,343
Franklin Insured Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$2,066,174,850	$—	$2,066,174,850
Franklin Massachusetts Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$509,119,559	$—	$509,119,559
Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,190,509,682	$—	$1,190,509,682

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

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10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ACA	American Capital Access Holdings Inc.	ID	Improvement District
AGMC	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	IDAR	Industrial Development Authority Revenue
BAM	Build America Mutual Assurance Co.	IDB	Industrial Development Bond/Board
BAN	Bond Anticipation Note	IDBR	Industrial Development Board Revenue
BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
CDA	Community Development Authority/Agency	MAC	Municipal Assurance Corp.
CDD	Community Development District	MFH	Multi-Family Housing
CDR	Community Development Revenue	MFHR	Multi-Family Housing Revenue
CFD	Community Facilities District	MFMR	Multi-Family Mortgage Revenue
CIFG	CDC IXIS Financial Guaranty	MFR	Multi-Family Revenue
COP	Certificate of Participation	MTA	Metropolitan Transit Authority
CSD	Central School District	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCC	Pollution Control Corp.
EDR	Economic Development Revenue	PCFA	Pollution Control Financing Authority
ETM	Escrow to Maturity	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance Co.	PFA	Public Financing Authority
FICO	Financing Corp.	PFAR	Public Financing Authority Revenue
FNMA	Federal National Mortgage Association	PIK	Payment-In-Kind
FRN	Floating Rate Note	PSF	Permanent School Fund
GARB	General Airport Revenue Bonds	PUD	Public Utility District
GO	General Obligation	RDA	Redevelopment Agency/Authority
HDA	Housing Development Authority/Agency	SF	Single Family
HDC	Housing Development Corp.	SFHR	Single Family Housing Revenue
HFA	Housing Finance Authority/Agency	SFMR	Single Family Mortgage Revenue
HFAR	Housing Finance Authority Revenue	UHSD	Unified/Union High School District
		USD	Unified/Union School District
		XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2015

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2015. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2016, shareholders will be notified of amounts for use in preparing their 2015 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	112	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
cations services) (2011-present) and
H.J. Heinz Company (processed foods
and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution)
(1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network)
(2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group, Ltd.
(holding company) (2004-present) and
H.J. Heinz Company (processed foods
and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within Franklin Tax-Free Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address persistent cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and

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SHAREHOLDER INFORMATION

other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests, as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. The Lipper reports showed the income return for each Fund to be above the median of its Lipper performance universe for 2014, as well as for the previous three-, five- and 10-year periods on an annualized basis, with most being in the highest or second-highest performing quintile during all such periods, with the exception of Franklin High Yield Tax-Free Income Fund, which performed below the median for the three-year period, but above the median for the five-and 10-year periods. The Lipper reports showed the total returns of a majority of the Funds to be above the medians of their respective Lipper performance universes in 2014, and on an annualized basis, with the exception of Franklin Double Tax-Free Income Fund, the total returns of all Funds were at or above the medians of their Lipper performance universes for the 10-year period. The Board was satisfied with the overall performance of these Funds, noting their income oriented objective. The Lipper report showed the income return of Franklin Double Tax-Free Income Fund to be in the highest performing quintile of its performance universe during 2014, and the previous annualized three-, five- and 10-year periods, but its total return to be in the second-highest performing quintile of such universe during 2014 and in the lowest performing quintile for such annualized periods. In discussing this, the Board noted that Franklin Double Tax-Free Income Fund is the only fund in its Lipper performance universe investing primarily in Puerto

Rico municipal securities and that its total return performance reflected Puerto Rico’s financial difficulties and the rating downgrades of Puerto Rico bonds that occurred beginning in 2013. While disappointed in such total return and intending to continually monitor developments in Puerto Rico, the Board did not believe the Fund’s performance warranted any change in portfolio management in view of such fact.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the medians of their respective Lipper expense groups, with the exception of Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund. The contractual investment management fee rate of each such Fund, however, was within two basis points of its respective Lipper expense group median, except for Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund. The contractual investment management fee rate for Franklin Federal Limited-Term Tax-Free Income Fund was also above its Lipper expense group median, but the actual management fee rate paid was within two basis points of the median as a result of fee waivers. The Lipper reports further showed that the actual total expense ratios for all Funds were below the medians of their respective

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Board Review of Investment Management

Agreement (continued)

Lipper expense groups, with each being in the least expensive quintile of such group except for Franklin Double Tax-Free Income Fund and Franklin Federal Intermediate-Term Tax-Free Income Fund. Based on the above, the Board was satisfied with the investment management fee and total expense ratios of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable contractual management fee and total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The favorable expense comparison for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses” was also noted. The Board observed that at December 31, 2014, none of these Funds had assets in excess of $8 billion, except for Franklin High Yield Tax-Free Income Fund, and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides for a sharing of benefits with the Fund and its shareholders as the Fund grows.

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SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/ 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.

TF1 A 04/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $818,218 for the fiscal year ended February 28, 2015 and $866,532 for the fiscal year ended February 28, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended February 28, 2015 and $6,930 for the fiscal year ended February 28, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,247 for the fiscal year ended February 28, 2015 and $0 for the fiscal year ended February 28, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $150,489 for the fiscal year ended February 28, 2015 and $39,194 for the fiscal year ended February 28, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $159,736 for the fiscal year ended February 28, 2015 and $46,124 for the fiscal year ended February 28, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 24, 2015

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 24, 2015